Shares of funds within the LSA Variable Series Trust are not deposits or other obligations of any financial institution, are not guaranteed by any financial institution, are not insured by the FDIC or any agency, and involve investment risks, including the possible loss of the principal amount invested.

This Annual Report is submitted for the general information of the shareholders of the funds within the LSA Variable Series Trust ("LSA Funds"). It is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus which contains additional information on how to purchase shares of the LSA Funds, as well as information about management fees and other expenses. An investor should read the prospectus carefully before investing or sending money.

LSA VARIABLE SERIES TRUST
PRESIDENT'S LETTER

February 20, 2002

Dear Shareholder:

We are pleased to present you the LSA Variable Series Trust (the "Trust") Annual Report, dated December 31, 2001. As of December 31, total assets under management were slightly over $73 million, including Allstate Life Insurance Company's initial start-up investment of $51 million.

Included in this Annual Report are comments from the investment advisory firms and individuals who manage the day-to-day investments of the funds within the Trust. LSA Asset Management LLC (the "Manager") oversees each of the fund's investment advisers. The following twelve funds are currently offered as investment options to insurance company separate accounts:

Emerging Growth Equity Fund ADVISED BY RS INVESTMENT MANAGEMENT, L.P. Aggressive Growth Fund* ADVISED BY VAN KAMPEN ASSET MANAGEMENT INC.
Capital Appreciation Fund* ADVISED BY JANUS CAPITAL CORPORATION
Focused Equity Fund ADVISED BY MORGAN STANLEY ASSET MANAGEMENT
Diversified Mid-Cap Fund* ADVISED BY FIDELITY MANAGEMENT & RESEARCH COMPANY Mid Cap Value Fund* ADVISED BY VAN KAMPEN ASSET MANAGEMENT INC.
Growth Equity Fund ADVISED BY GOLDMAN SACHS ASSET MANAGEMENT
Blue Chip Fund* ADVISED BY A I M CAPITAL MANAGEMENT, INC.
Disciplined Equity Fund ADVISED BY J.P. MORGAN INVESTMENT MANAGEMENT INC. Value Equity Fund ADVISED BY SALOMON BROTHERS ASSET MANAGEMENT INC
Basic Value Fund* ADVISED BY A I M CAPITAL MANAGEMENT, INC.
Balanced Fund ADVISED BY OPCAP ADVISORS

*FUNDS' INCEPTION AUGUST 14, 2001

The Trust's Board of Trustees and the Manager are pleased to announce the introduction of six new funds. The Manager believes the new funds provide additional diversification opportunities and increase the number of premier investment advisers available within the Trust. As always, we remain committed to adding value to our shareholders and to our variable product contract owners.

Sincerely,

/s/ John Hunter

JOHN HUNTER
PRESIDENT
LSA Variable Series Trust

LSA VARIABLE SERIES TRUST EMERGING GROWTH EQUITY FUND
ADVISED BY: RS INVESTMENT MANAGEMENT, L.P.

PERFORMANCE REVIEW

The LSA Emerging Growth Fund ended a volatile year with a 29.04% rise in the fourth quarter. The Fund's benchmark, the Russell 2000 Growth Index increased 26.17%. For the year ended December 31, 2001 the Fund's return was -17.84% versus -9.23% for the Russell 2000 Growth Index.

The events of September 11th led to another sharp leg down in the emerging growth universe and set up a very compelling buying opportunity in late September. The Fund was an aggressive buyer during the period, taking the technology weighting of the portfolio up more than 30%. This strategy worked well, as gains in technology provided meaningful outperformance against the benchmark in the final quarter of 2001.

The Fund owned a broad range of hardware, software, and networking stocks within the Technology sector that contributed significantly to performance. Power Integrations, Inc., for example, provided significant contributions to the Fund's return in the fourth quarter. Power Integrations is a company that provides specialized semiconductor chips for power management, and designs and manufactures integrated circuits for conversion from AC to DC. We like the fact that Power Integrations sells into very large end-markets and is gaining share against competitors, even in this period of economic weakness.

Data storage is another area of technology with significant long-term growth. Storage demand at the enterprise level continues to grow. Although enterprises have slowed their spending on storage, we believe they will resume quickly as we come out of the recession and information technology spending accelerates. A data storage company that added positively to performance in the fourth quarter is McDATA Corporation. McDATA Corporation makes a networking switch that enables enterprises to centrally manage large numbers of storage and networking devices and manages growth in their storage capacity. Though earnings from McDATA were down in the past several quarters, revenue growth remains strong.

Software hurt the Fund's performance for much of 2001. We believed that software would weather the economic slowdown better than it did. Stocks of companies that were leaders in various software niches declined to historic lows in the September correction, sometimes trading as low as one times revenues. In more-bullish environments, these stocks can trade at multiples of five to eight times revenues. We used the weakness to add to many positions and were rewarded. Software companies Agile Software Corporation, Business Objects, NetIQ Corporation and Embarcadero Technologies, Inc. all contributed significantly to fourth-quarter performance.

We had approximately 23% of the Fund invested within the Health Care sector through the fourth quarter, about the same weighting as the Fund's benchmark. Many of these positions helped us throughout the year, but were detractors to performance in the fourth quarter. Although the fundamentals of the stocks did not change meaningfully, money seemed to rotate out of a number of these stocks back into technology. Hospital stocks such as Province Healthcare Company and Lifepoint Hospitals, Inc. hurt performance. We reduced our position in long-held Cytyc Corporation, a stock that contributed significant returns in the past several years. Trading at 45 times 2002 earnings per share, the stock is quite expensive, particularly for a medical device company. Cytyc's ThinPrep System enjoys an approximately 50% market share of the cervical cancer screening market. In our opinion, growth will inevitably slow down, thus we have elected to take profits and move on.

OUTLOOK

As we look back, 2001 was a challenging year. This correction, however, has brought many stocks in our universe back down to pre-1999 price levels. We continue to uncover emerging growth sub-sectors in areas related to the Internet, Wireless Communications, and Biotechnology. We are optimistic that the environment for small growth investing is improving and that 2002 will bring better financial results.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF RS INVESTMENT MANAGEMENT, L.P., THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT,
LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT IN EMERGING GROWTH EQUITY FUND,
AND THE RUSSELL 2000 GROWTH INDEX

          EMERGING GROWTH EQUITY FUND  RUSSELL 2000 GROWTH INDEX
10/1/99                       $10,000                    $10,000
10/31/99                      $11,610                    $10,362
11/30/99                      $13,900                    $11,458
12/31/99                      $17,490                    $13,477
1/31/00                       $17,560                    $13,352
2/29/00                       $23,190                    $16,458
3/31/00                       $20,100                    $14,728
4/30/00                       $15,770                    $13,241
5/31/00                       $13,930                    $12,082
6/30/00                       $18,390                    $13,643
7/31/00                       $16,180                    $12,473
8/31/00                       $17,450                    $13,786
9/30/00                       $16,620                    $13,101
10/31/00                      $14,720                    $12,037
11/30/00                      $11,380                     $9,852
12/31/00                      $12,220                    $10,454
1/31/01                       $12,689                    $11,301
2/28/01                       $10,346                     $9,752
3/31/01                        $9,100                     $8,865
4/30/01                       $10,753                     $9,950
5/31/01                       $10,691                    $10,181
6/30/01                       $11,295                    $10,458
7/31/01                       $10,445                     $9,566
8/31/01                        $9,692                     $8,969
9/30/01                        $7,781                     $7,522
10/31/01                       $8,558                     $8,245
11/30/01                       $9,384                     $8,934
12/31/01                      $10,041                     $9,490

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2001

                                               SINCE INCEPTION  VALUE OF $10,000 INVESTMENT
                                     ONE YEAR      10/1/99            AS OF 12/31/01
-------------------------------------------------------------------------------------------
Emerging Growth Fund                 (17.84)%       0.18%                 $10,041
Russell 2000 Growth Index            (9.23)%       (2.30)%                $ 9,490

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST AGGRESSIVE GROWTH FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.

PERFORMANCE REVIEW

The past year has been difficult for our style of investing, which seeks stocks with rising earnings expectations and valuations. Since inception (August 14, 2001), the Fund returned -6.30%. By comparison, the Russell MidCap Growth Index returned 1.80% for the same period.

For most of 2001, the positive fundamentals we seek proved to be negatively correlated with performance, and growth stocks generally underperformed value stocks. Unfortunately, this is characteristic of a highly rotational market that lacks leadership or clear-cut trends. Our style of investing, which has historically been good at identifying major themes, was crippled in this rotational environment. The best performing strategies for the year were low price multiples and low growth rates.

However, toward the end of 2001, we began to see what we believe to be signs of fundamental economic improvement. A more confident consumer emerged, driven by aggressive monetary easing, the proposed fiscal stimulus package, and progress in the war against terrorism in Afghanistan. Against this backdrop, the Fund rallied from late-September lows and, while past performance is no guarantee of future results, we were encouraged by the portfolio's recent upswing.

Despite this short-term boost, we believe the market still lacked conviction, and that conditions called for a prudent approach. We maintained a well-diversified, sector-neutral portfolio by limiting individual position sizes and expanding the total number of holdings.

OUTLOOK

Going forward, while we are relatively conservative in positioning the portfolio for the near term, we do anticipate that there may be a steady and better-than-expected improvement in the economy throughout 2002. Although we are seeing more and more companies that fit our criteria and the macro environment appears to be improving, we believe upside could be limited by the high valuations that exist in the marketplace. We also do not rule out the possibility that some companies' apparently high valuations could turn out to be justified by expanding operating margins. With layoffs and capital spending cuts, some companies have achieved very lean and very low cost structures. If the economy does pick up and the top line accelerates, improved cost efficiencies could allow some companies to report much better than expected results.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF VAN KAMPEN ASSET MANAGEMENT INC., THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT IN AGGRESSIVE GROWTH FUND,
AND THE RUSSELL MIDCAP GROWTH INDEX

          AGGRESSIVE GROWTH FUND  RUSSELL MIDCAP GROWTH INDEX
8/14/01               $10,000.00                      $10,000
8/31/01                $9,560.00                       $9,598
9/30/01                $8,230.00                       $8,012
10/31/01               $8,590.00                       $8,854
11/30/01               $9,140.00                       $9,807
12/31/01               $9,370.00                      $10,180

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2001

                                               SINCE INCEPTION  VALUE OF $10,000 INVESTMENT
                                     ONE YEAR      8/14/01            AS OF 12/31/01
-------------------------------------------------------------------------------------------
Aggressive Growth Fund                 N/A         (6.30)%                $ 9,370
Russell MidCap Growth Index            N/A          1.80%                 $10,180

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST CAPITAL APPRECIATION FUND
ADVISED BY: JANUS CAPITAL CORPORATION

PERFORMANCE REVIEW

Equity markets ended the year much as they began, with weak capital spending, dwindling corporate profits and sweeping job layoffs weighing on stocks across the board. A second-quarter rebound belied the fact that a number of companies, particularly those in technology and telecommunications, continued to struggle. A glut of excess inventory further fueled a negative outlook for near-term profits.

In hindsight, investors underestimated signs the economy was weakening. The September 11th attacks exacerbated the uncertainty, and what had started as an orderly retreat quickly became a market rout. The Federal Reserve Board (the "Fed"), meanwhile, slashed interest rates to 40-year lows, and toward the end of the year, investor optimism for a recovery increased even as economists confirmed a recession. Although stocks advanced during the fourth quarter, these gains failed to offset earlier losses, and all three major market measures ended in the red for the second consecutive year. Since its inception (August 14, 2001), the Fund has declined 1.60%.

Hindering performance was Cisco Systems, Inc., the leading manufacturer of computer-networking equipment. As sales slumped amid a cooling economy and a slowdown in telecommunications spending, the firm added functionality to current products, lowered prices, reorganized top management and reevaluated its strategic objectives. What's more, Cisco has emerged as the leader in wireless LAN with its Aironet product that allows users to operate their laptop computers without being physically connected to a network. Orders are currently meeting expectations and the company is gaining market share, so we remain upbeat about Cisco's potential.

In technology, our position in Brocade Communications System proved a disappointment. However, despite suffering a fiscal fourth-quarter loss as customers trimmed purchases, the maker of data-storage switches reported it expected sales and revenues for the current quarter to be flat or to improve. While we believe Brocade's fundamentals are solid, the fact that its executives sold a substantial number of shares as the company announced a large debt offering raised a red flag for us. Consequently, we plan to keep a close eye on Brocade.

AOL Time Warner, Inc. also retreated as rumors the media and entertainment giant would buy AT&T Broadband worked against it. While AOL's advertising sales have slipped roughly 8% this year, subscription growth and free cash flow remain strong.

Turning in a strong positive performance was Internet auctioneer eBay, Inc. While mounting job losses forced many Americans to tighten their belts, eBay proved virtually immune to the economic slowdown, benefiting as shoppers sought out bargains using the site's fixed-price format. eBay has one of the most transparent business models of any company we have observed, which gives us great confidence that the auctioneer will handily beat revenue and earnings-per-share estimates for the upcoming quarter.

During the period, we sold or trimmed several holdings as they met our price targets, including Veritas Software Corp. and Nokia OTJ. Meanwhile, we initiated new positions in Oracle Corp., Openwave Systems, Inc. and McDATA Corp.

OUTLOOK

Looking ahead, we believe low interest rates and inflation, proposed fiscal stimulus, and an already-enacted tax-cut package will help pave the way for robust economic and corporate earnings growth in 2002. Our prediction is that we will all be pleasantly surprised by how strongly the market has bounced back four quarters from now.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF JANUS CAPITAL CORPORATION, THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT IN CAPITAL APPRECIATION FUND,
AND THE S&P 500 Index

          CAPITAL APPRECIATION FUND  S&P 500 INDEX
8/14/01                     $10,000        $10,000
8/31/01                      $9,330         $9,559
9/30/01                      $7,790         $8,787
10/31/01                     $8,470         $8,955
11/30/01                     $9,650         $9,642
12/31/01                     $9,840         $9,726

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2001

                                               SINCE INCEPTION  VALUE OF A $10,000 INVESTMENT
                                     ONE YEAR      8/14/01             AS OF 12/31/01
---------------------------------------------------------------------------------------------
Capital Appreciation Fund              N/A         (1.60)%                 $9,840
S&P 500 Index                          N/A         (2.73)%                 $9,726

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST FOCUSED EQUITY FUND
ADVISED BY: MORGAN STANLEY ASSET MANAGEMENT

PERFORMANCE REVIEW

The S&P 500 Index rebounded in the fourth quarter of 2001, advancing 10.68%. Despite this strong rebound the index finished its second consecutive year of double-digit losses, down 11.88%. This is only the fourth time since the Depression that the equity markets had two consecutive annual losses. All sectors in the index, with the exception of Consumer Discretionary and Materials, which represent only 15% of the index, had negative returns. The declines in the U.S. market occurred against a backdrop of economic weakness, with the longest lasting business expansion in U.S. history ending in March 2001. The consumer remained relatively strong despite the declining market and increasing unemployment, buoyed to some extent by the ability to refinance and a boom in residential real estate values. Within the large cap universe, both value and growth indexes declined, although the Russell 1000 Value Index, which fell 5.62%, lost less than the Russell 1000 Growth Index, which lost 20.40%. The Fund's Lipper peer group, the Lipper Large-Cap Growth Index, fell 23.87% and the Fund fell 15.44%.

For the year, the Fund lagged the S&P 500 as a result of stock selection. The Fund was, on average, 5% over weighted in Technology, the largest sector in the Fund, throughout the year, although we opportunistically increased and decreased exposure throughout the year as a result of valuation work. These decisions were incrementally positive for performance. During the year we increased emphasis on larger, more established companies dominant in their respective sector. Technology was the second worst performing sector of the index and the Fund, after Utilities. Stock selection in the first quarter lagged the index materially and the Fund ended the year behind the index return despite outperformance in both the second and fourth quarters. Industrials, the largest overweight and second largest sector, averaging 19% of the Fund, also contributed positively. The positive contribution was attributed to an over weighted position in a sector that declined less than many others and from stock selection, which modestly exceeded the index sector return. Tyco International, LTD., which remained the largest holding, was a strong performer. The Fund was also over weighted in Healthcare, averaging 20% of the Fund, and as we did with Technology, we successfully managed the relative exposure to this stable growth sector over the year. Large cap pharmaceuticals did not perform as well as we had expected, given the earnings visibility the sector had relative to other areas of the market.

OUTLOOK

The stock market has recently exhibited a much stronger recovery than the underlying fundamentals of many companies across the market. The run up in cyclical sectors such as Technology and Consumer Discretionary has pushed valuations ahead of business momentum. It is our opinion that economic recovery will not occur until the second half of the year, at the earliest, and we do not see any catalysts to promote a strong and sustainable recovery at this time. We are cautiously optimistic that the stock market will have a modest rebound in 2002; if the market were to register another losing year, it would be the first time since 1939-41. For these reasons, we continue to hold a mix of stable and cyclical growth companies and spend our time on intense fundamental research.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF MORGAN STANLEY ASSET MANAGEMENT, THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT IN FOCUSED EQUITY FUND,
AND THE S&P 500 INDEX

          FOCUSED EQUITY FUND  S&P 500 INDEX
10/1/99               $10,000        $10,000
10/31/99              $10,480        $10,632
11/30/99              $11,010        $10,848
12/31/99              $12,070        $11,486
1/31/00               $11,890        $10,909
2/29/00               $12,150        $10,703
3/31/00               $13,520        $11,749
4/30/00               $12,880        $11,396
5/31/00               $12,220        $11,162
6/30/00               $12,820        $11,437
7/31/00               $12,660        $11,259
8/31/00               $13,480        $11,958
9/30/00               $12,370        $11,326
10/31/00              $12,160        $11,278
11/30/00              $10,870        $10,390
12/31/00              $10,643        $10,441
1/31/01               $11,133        $10,811
2/28/01                $9,735         $9,826
3/31/01                $8,671         $9,204
4/30/01                $9,652         $9,918
5/31/01                $9,683         $9,985
6/30/01                $9,453         $9,742
7/31/01                $9,203         $9,646
8/31/01                $8,566         $9,043
9/30/01                $8,045         $8,313
10/31/01               $8,337         $8,471
11/30/01               $9,067         $9,121
12/31/01               $9,000         $9,201

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2001

                                               SINCE INCEPTION  VALUE OF A $10,000 INVESTMENT
                                     ONE YEAR      10/1/99             AS OF 12/31/01
---------------------------------------------------------------------------------------------
Focused Equity Fund                  (15.44)%      (4.56)%                 $9,000
S&P 500 Index                        (11.88)%      (3.63)%                 $9,201

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST DIVERSIFIED MID-CAP FUND
ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY

PERFORMANCE REVIEW

Since its inception (August 14, 2001) the LSA Diversified Mid Cap Fund has outperformed its benchmark, the Russell MidCap Index. Both the Fund and the Index finished the year in positive territory, returning 0.47% and 0.45%, respectively.

The fourth quarter of 2001 saw a strong recovery in the broad markets. Oil prices have continued to decline while home prices and consumer spending remained strong. Better than expected unemployment numbers coupled with positive market sentiment and continued easing by the Federal Reserve Board (the "Fed") sparked the fourth quarter rally.

Sector under weights in stable value oriented financial stocks contributed most to relative returns as investors sought out growth opportunities in this rebounding quarter. Over weighting the Consumer Discretionary sector also boosted performance, as consumer spending was better than expected over the period. Specifically, top ten holding Snap-On Inc., an automotive hand and power tool company, rebounded strongly on increased sales due to the positive effect of lower oil prices on automobile miles driven. Under weighting information technology companies detracted from returns as the sector rallied behind improving fundamentals from computer hardware and networking companies, which created upward momentum within the sector.

OUTLOOK

While encouraged by early indications of an economic turnaround, the Fund is positioned to potentially perform well despite the direction of the economy over the coming months. The Fund continues to emphasize companies with strong fundamentals, attractive valuations, and good visibility into their businesses. The Fund is also looking for situations with a fair degree of economic leverage, which have the potential to perform well coming out of a recession. As always, the Fund is managed to be style-and-sector neutral to the benchmark and expects a vast majority of the value added to come from stock selection.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF FIDELITY MANAGEMENT & RESEARCH COMPANY, THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT IN DIVERSIFIED MID-CAP FUND,
AND THE RUSSELL MIDCAP INDEX

          DIVERSIFIED MID-CAP FUND  RUSSELL MIDCAP INDEX
8/14/01                    $10,000               $10,000
8/31/01                     $9,800                $9,747
9/30/01                     $8,540                $8,571
10/31/01                    $8,940                $8,911
11/30/01                    $9,650                $9,657
12/31/01                   $10,047               $10,045

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2001

                                               SINCE INCEPTION  VALUE OF A $10,000 INVESTMENT
                                     ONE YEAR      8/14/01             AS OF 12/31/01
---------------------------------------------------------------------------------------------
Diversified Mid-Cap Fund               N/A          0.47%                  $10,047
Russell MidCap Index                   N/A          0.45%                  $10,045

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST MID CAP VALUE FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.

PERFORMANCE REVIEW

The Fund returned 7.07% since inception (August 14, 2001) through December 31, 2001. By comparison, the Russell MidCap Value Index returned -0.36% for the same time period.

Holdings in the Technology, Basic Materials, and Industrials sectors contributed to the portfolio's performance. In anticipation of an economic recovery, investors moved toward these economically sensitive areas of the market. We have since reduced the Fund's exposure in these sectors as valuations increased. We have also reduced holdings within Financials, which had been the Fund's largest sector at the beginning of the fourth quarter. However, we continued to focus on insurance stocks because we have found what we believe are some attractive names in that area.

Going forward, we believe that investors may be disappointed with the scope and magnitude of a recovery. We believe the consumer has yet to fully digest the downturn, and a weaker consumer may emerge in the first part of 2002. Similarly, some stocks that may not have fully corrected may face volatility in the near term. Also, while we believe profit margins in general may be able to rebound, they may only increase to pre-2000 levels. Corporate costs will likely be higher with increased competition, slower growth, decreased pension income, and higher compensation costs (as employees may be less willing to work for stock options). We believe the above-average margins that companies experienced in the late 1990's are a thing of the past. As margin levels normalize, we think some investors are likely to be disappointed.

OUTLOOK

In our opinion, some strong signs point to better times ahead. The Federal Reserve Board (the "Fed") has been aggressive in cutting interest rates and adding liquidity. The stock market has been able to rebound strongly off its lows, and while past performance is no guarantee of future results, could portend better things for the economy. In the meantime, we will continue to seek what we believe are good values and positive catalysts for change.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF VAN KAMPEN ASSET MANAGEMENT INC., THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT IN MID CAP FUND,
AND THE RUSSELL MIDCAP INDEX

          MID CAP VALUE FUND  RUSSELL MIDCAP INDEX
8/14/01              $10,000               $10,000
8/31/01               $9,940                $9,747
9/30/01               $8,980                $8,571
10/31/01              $9,440                $8,911
11/30/01             $10,270                $9,657
12/31/01             $10,707               $10,045

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2001

                                               SINCE INCEPTION  VALUE OF A $10,000 INVESTMENT
                                     ONE YEAR      8/14/01             AS OF 12/31/01
---------------------------------------------------------------------------------------------
Mid Cap Value Fund                     N/A          7.07%                  $10,707
Russell MidCap Index                   N/A          0.45%                  $10,045

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST GROWTH EQUITY FUND
ADVISED BY: GOLDMAN SACHS ASSET MANAGEMENT

PERFORMANCE REVIEW

For the year ended December 31, 2001, the LSA Growth Equity Fund posted a -14.26% return, underperforming the S&P 500 Index, which returned -11.88%. However, the Fund's annualized since inception (10/01/99) return of -2.33% has outperformed the -3.63% return of the S&P 500 Index by 1.31%.

The U.S. equity markets experienced a difficult year in 2001, as the majority of the major indexes finished in negative territory for the 12-month period. Throughout the year, investors dealt with the abrupt slowdown in the U.S. economy's growth rate, and the resulting sluggish business environment. At the beginning of 2001, the market's weakness was, for the most part, concentrated in the Technology sector. The drivers of the precipitous drop in many of this sector's issues were weakening end-market demand, significant inventory build-up and downward earnings revisions. As the economy's growth slowed even further, more industries began to report a slowdown in business, and investors sold stocks across the board. In an effort to jolt the sluggish economy, the Federal Reserve Board (the "Fed") lowered the Fed Funds rate on eleven separate occasions in 2001. Despite the rationale that purports that lower interest rates spur investment and, in turn, boost stock prices, the market did not soar on the heels of the looser monetary policy. This was mainly due to the fact that regardless of the interest rate level, there was simply not enough demand for companies' products and services to warrant new investments. However, there exists the expectation that we will see the positive effects of the Fed's actions in the coming year as the business cycle begins to turn upward.

Although an economic slowdown was expected for 2001, and even began in the latter half of last year, the market was not prepared for the September 11th terrorist attacks on the United States. Due to the fact that the economy was already weak, the events, and their resulting financial and psychological effects, had a greater impact on the markets. Initially, investors sold stocks in areas believed to be most exposed to the consequences of the events. The most notable weakness following the attacks was found in the airline, entertainment, travel, lodging, and insurance industries. At times during the year, however, the markets displayed a great deal of resilience, and most notably after September 11th. Investors took advantage of the relatively inexpensive market and plunged money into companies that would only be affected in the short-term, and took advantage of the resulting price/value dislocations after trading resumed. Based on the Fed's actions and the natural progression of the business cycle, it is quite likely that investors are looking ahead to 2002 for a more robust economic and business environment.

The Fund's strongest performing areas of the market during 2001 were the Producer Goods & Services and Consumer Discretionary sectors. In terms of individual stocks, Harrah's Entertainment, Inc. (1.2%), Cendant Corp. (1.2%) and First Data Corp. (1.2%) were examples of holdings that positively contributed to performance. On the other hand, our exposure to the Technology and Utilities sectors detracted from results. Several stocks in these areas hurt the Fund's performance. For example, within the Technology group, Cisco Systems, Inc. (1.4%), Oracle Systems Corp. (0.8%) and EMC Corp. (0.6%) detracted from results. In the Utilities sector, Mirant Corp. (0.3%) and AES Corp., a position we sold during the year also performed poorly.

OUTLOOK

The U.S. equity markets rose steadily throughout the fourth quarter of 2001. Based on the current sluggish economic environment, we are assuming that the economy will continue to experience flat growth for the next few quarters. Nevertheless, we are hopeful that 2002 will be a period of stronger growth for U.S. companies, as well as businesses around the world. This is not a forecast, but rather an assumption so that we can test the strength of our companies under the upcoming economic environment. Going forward, we will continue to focus our efforts on the strength and sustainability of our companies' financial statements -- a practice that we have always employed.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF GOLDMAN SACHS ASSET MANAGEMENT, THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT IN GROWTH EQUITY FUND,
AND THE S&P 500 INDEX

          GROWTH EQUITY FUND  S&P 500 INDEX
10/1/99              $10,000        $10,000
10/31/99             $10,850        $10,632
11/30/99             $11,120        $10,848
12/31/99             $12,080        $11,486
1/31/00              $11,499        $10,909
2/29/00              $11,309        $10,703
3/31/00              $12,350        $11,749
4/30/00              $11,979        $11,396
5/31/00              $11,729        $11,162
6/30/00              $12,340        $11,437
7/31/00              $12,100        $11,259
8/31/00              $12,730        $11,958
9/30/00              $12,080        $11,326
10/31/00             $11,989        $11,278
11/30/00             $11,129        $10,390
12/31/00             $11,061        $10,441
1/31/01              $11,424        $10,811
2/28/01              $10,324         $9,826
3/31/01               $9,577         $9,204
4/30/01              $10,459         $9,918
5/31/01              $10,490         $9,985
6/30/01              $10,272         $9,742
7/31/01              $10,013         $9,646
8/31/01               $9,349         $9,043
9/30/01               $8,591         $8,313
10/31/01              $8,747         $8,471
11/30/01              $9,421         $9,121
12/31/01              $9,484         $9,201

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2001

                                               SINCE INCEPTION  VALUE OF A $10,000 INVESTMENT
                                     ONE YEAR      10/1/99             AS OF 12/31/01
---------------------------------------------------------------------------------------------
Growth Equity Fund                   (14.26)%      (2.33)%                 $9,484
S&P 500 Index                        (11.88)%      (3.63)%                 $9,201

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST BLUE CHIP FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.

PERFORMANCE REVIEW

Since the Fund's inception (August 14, 2001), the Fund has returned -3.80%. The Fund's strongest performing sectors have been Industrials, Materials, and Telecommunication Services.

During the period, the Fund slightly underperformed its benchmark, the S&P 500 Index, which posted a return of -2.73%. Strong stock selection and an under weighted position in the Telecommunication Services sector was the largest contributor to performance. Stock selection in the Industrials sector was also a positive contributor. Detractors from performance include stock selection within the Information Technology, Utilities, and Consumer Staples sectors.

The Fund's management continues to focus on market-leading companies across all market sectors and believe that as the economy recovers, these traditionally high-valuation investments should come back into favor. As corporate earnings begin to increase, and investor confidence grows, the underlying fundamentals of these high-quality companies will again make these attractive investments. Late in the year, the Fund benefited as the market began to recognize and reward the market-leading companies held within the Fund. Managers believe the Fund is well positioned for the economic recovery ahead in 2002.

OUTLOOK

Economic indicators have already begun to show signs of stabilization and point to an impending economic recovery. In 2001, an unprecedented amount of fiscal and monetary stimulus was injected into the economy. The U.S. government spent approximately $100 billion following the events of September 11th to help bailout the airline industry, rebuild New York City and the Pentagon and defend the United States against terrorism. The Federal Reserve Board (the "Fed") cut interest rates a record eleven times taking the Fed Funds rate from 6.50% at the beginning of the year to the current 1.75%. Corporate inventories also declined dramatically during the year and are now in line with consumer demand. We also note that the price of oil has declined significantly in recent months. While a few drags on the economy remain, e.g. consumer debt burden, a post technology bubble environment, deflation risk, etc., the evidence pointing to a recovery in 2002 is strong.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF A I M CAPITAL MANAGEMENT, INC., THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT IN BLUE CHIP FUND,
AND THE S&P 500 Index

          BLUE CHIP FUND  S&P 500 INDEX
8/14/01          $10,000        $10,000
8/31/01           $9,400         $9,559
9/30/01           $8,550         $8,787
10/31/01          $8,880         $8,955
11/30/01          $9,610         $9,642
12/31/01          $9,620         $9,726

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2001

                                               SINCE INCEPTION  VALUE OF A $10,000 INVESTMENT
                                     ONE YEAR      8/14/01             AS OF 12/31/01
---------------------------------------------------------------------------------------------
Blue Chip Fund                         N/A         (3.80)%                 $9,620
S&P 500 Index                          N/A         (2.73)%                 $9,726

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST DISCIPLINED EQUITY FUND
ADVISED BY: J.P. MORGAN INVESTMENT MANAGEMENT INC.

PERFORMANCE REVIEW

The LSA Disciplined Equity Fund returned -11.87% for the year ended
December 31, 2001. The S&P 500 Index returned -11.88% during this time period.

The year 2001 will remain in our minds and hearts for a very long time. The outsized events, which occurred during the year, caused much personal angst while the equity markets hammered stocks for the second year in a row leaving the broad market in negative territory for consecutive years for the first time in more than twenty-five years.

The economy fell into recession, but the official declaration came late in the year. Investors anticipated the slowdown early on as weakness in technology spending, continuous price declines for most goods, layoffs and disappointing corporate earnings announcements plagued the markets. The Federal Reserve Board (the "Fed") attempted to accommodate the economic slowdown by easing interest rates an unprecedented eleven times bringing the Fed Funds rate to the lowest level in forty years, 1.75%. The tragic events of September 11th exacerbated investors' fears with a dramatic sell-off, pushing market indices and volatility to levels not seen since the autumn of 1998.

The steep decline in all equity market indices when stock trading resumed after September 11th proved, however, to be the market bottom for the year. After being pummeled all year, technology stocks staged an impressive fourth quarter rally with the NASDAQ Composite returning over 30% to close above pre-September 11th levels. In fact, all major indices rose in the quarter, ending the year on more optimistic footing.

A number of high profile events, some company specific, caused certain stocks and sectors to dramatically underperform. Examples include Enron's bankruptcy, Providian's collapse, disappointing news in product development for pharmaceuticals companies, and the cash flow crunch affecting the Telecommunications sector. More cyclical sectors, like Retail and Basic Materials, which responded to the Fed's aggressive action to boost the economy, partially offset the poor showing of other areas. In addition, the U.S. consumer showed remarkable resilience during the year providing support to consumer oriented sectors.

While the turbulent equity markets of 2001 provided a challenging backdrop, the LSA Disciplined Equity Fund slightly outperformed the S&P 500 Index for the year. The performance was driven by robust stock selection throughout the portfolio as stock picking added value in 15 out of 19 sectors. At the sector level, security selection within Energy, Utilities and Health Services & Systems added significantly to performance over the year. An under weighted position in Enron Corp. was the largest contributor to performance over the year as the energy trader went from Wall Street darling to the largest bankruptcy in U.S. history in just over 12 months as the company's severe liquidity and legal problems became apparent. The decisions to over weighted holdings in ChevronTexaco and Cendant Corp. also contributed strongly to performance. However, an overweight position in Providian Financial negatively impacted the Fund as the marked deterioration in the sub-prime lending category post-September 11th resulted in lower than expected fees and finance charges and larger than expected credit losses for the company.

OUTLOOK

The economy continues to show signs of stabilization as initial jobless claims, consumer confidence, and industrial surveys have improved significantly from fall levels. However, statistics of actual economic activity continue to reveal a fragile economy. Continued support from monetary policy over the coming months will be crucial in enabling the economy to begin a sustainable recovery. With the financial system awash with liquidity, investors are wary about being too defensive and will continue to look for signs of an economic recovery. As always, our strategy will continue to focus on identifying relative value within sectors based on companies' longer-term earnings prospects.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF J.P. MORGAN INVESTMENT MANAGEMENT INC., THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT IN DISCIPLINED EQUITY FUND,
AND THE S&P 500 INDEX

          DISCIPLINED EQUITY FUND  S&P 500 INDEX
10/1/99                   $10,000        $10,000
10/31/99                  $10,550        $10,632
11/30/99                  $10,730        $10,848
12/31/99                  $11,173        $11,486
1/31/00                   $10,591        $10,909
2/29/00                   $10,340        $10,703
3/31/00                   $11,364        $11,749
4/30/00                   $10,982        $11,396
5/31/00                   $10,701        $11,162
6/30/00                   $11,033        $11,437
7/31/00                   $10,832        $11,259
8/31/00                   $11,474        $11,958
9/30/00                   $10,782        $11,326
10/31/00                  $10,792        $11,278
11/30/00                   $9,858        $10,390
12/31/00                   $9,939        $10,441
1/31/01                   $10,356        $10,811
2/28/01                    $9,379         $9,826
3/31/01                    $8,769         $9,204
4/30/01                    $9,512         $9,918
5/31/01                    $9,613         $9,985
6/30/01                    $9,390         $9,742
7/31/01                    $9,308         $9,646
8/31/01                    $8,708         $9,043
9/30/01                    $7,894         $8,313
10/31/01                   $8,057         $8,471
11/30/01                   $8,688         $9,121
12/31/01                   $8,759         $9,201

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2001

                                               SINCE INCEPTION  VALUE OF A $10,000 INVESTMENT
                                     ONE YEAR      10/1/99             AS OF 12/31/01
---------------------------------------------------------------------------------------------
Disciplined Equity Fund              (11.87)%      (5.70)%                 $8,759
S&P 500 Index                        (11.88)%      (3.63)%                 $9,201

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST VALUE EQUITY FUND
ADVISED BY: SALOMON BROTHERS ASSET MANAGEMENT INC

PERFORMANCE REVIEW

For the year ended December 31, 2001, the Fund returned -4.88%. In comparison, the S&P 500 Index returned -11.88%. The Fund's annualized return since inception (October 1, 1999) is 7.62%.

Despite staging strong fourth-quarter performance, the major U.S. equity market indices finished the year 2001 in negative territory for the second year in a row. The S&P 500 Index gained more than 10% in the fourth quarter but ended the year down 11.88%. Similarly, the NASDAQ Composite Index advanced a striking 30.13% in the fourth quarter but still closed the year down over 20%. In recent years, we have seen a big disparity in the performance of value and growth indices. In 2001, the performance of the S&P Barra Value and S&P Barra Growth indices was similar, with the value index modestly outperforming its growth counterpart. We continue to maintain a strategy to seek value-oriented opportunities through what we believe is a prudently postured approach.

The strategy employed over the past year was a two-pronged "barbell" approach to investing. For example, on the one hand, the Fund was over weighted in defensive stocks (such as Consumer Staples), where we perceived valuation support and little downside risk based upon market-price levels at the time. On the other hand, we added modestly to higher-beta stocks that we anticipated would offer attractive potential returns once the market recovered. These included technology stocks and some financial services stocks. Until recently, the Technology sector has been out of favor, although we modestly added technology stocks to the Fund throughout most of the year.

Overall, our barbell approach has worked well. In the third quarter, which was the worst quarter for the S&P 500 Index since 1987, the defensive part of our barbell strategy helped stabilize the Fund's performance during a volatile market. We started trimming the Fund's defensive holdings in August and continued to reduce our exposure to this sector after September 11th.

Following September 11th, no particular sector has really stood out from the crowd in terms of performance. During this period we increased the Fund's exposure in the Financial, Technology, Basic Materials and Healthcare sectors. Our focus during this period was on industry leaders whose valuations, in our opinion, had become quite attractive. Since the market hit a bottom on September 21st, the other end of the barbell has outperformed, with several technology stocks leading the way. As a result, we have trimmed a number of these stocks from the Fund. The Fund's technology weighting is now several percentage points below the S&P 500 Index's weighting.

OUTLOOK

We are a bit surprised by how quickly the market has rebounded. We anticipate an economic recovery in the second half of this year, but believe that much of the market's recent gains already reflect this forecast in terms of equity pricing. We anticipate that corporate earnings growth may begin to accelerate throughout 2002, but potential near-term earnings disappointments could lead to additional equity-market volatility.

We recently sold selected stocks that rebounded quickly in the last several months and have re-allocated the proceeds into shares of companies that we believe are trading at more attractive valuations. The Fund is over weighted versus the S&P 500 Index in the Financials and Communications sectors and under weighted in Healthcare, Capital Goods and Technology. We will look for an opportunity to increase the Fund's exposure to the Energy sector in the coming months as stocks within that category more fully reflect the weak near-term industry fundamentals. Overall, we continue to maintain our value-oriented investment discipline as we seek to identify favorable entry points for equities that may offer attractive potential long-term returns.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF SALOMON BROTHERS ASSET MANAGEMENT INC, THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT IN VALUE EQUITY FUND,
AND THE S&P 500 INDEX

          VALUE EQUITY FUND  S&P 500 INDEX
10/1/99             $10,000        $10,000
10/31/99            $10,300        $10,632
11/30/99            $10,550        $10,848
12/31/99            $10,756        $11,486
1/31/00             $10,456        $10,909
2/29/00             $10,145        $10,703
3/31/00             $11,227        $11,749
4/30/00             $11,137        $11,396
5/31/00             $11,597        $11,162
6/30/00             $11,728        $11,437
7/31/00             $11,577        $11,259
8/31/00             $12,338        $11,958
9/30/00             $12,178        $11,326
10/31/00            $12,629        $11,278
11/30/00            $11,818        $10,390
12/31/00            $12,408        $10,441
1/31/01             $13,317        $10,811
2/28/01             $12,537         $9,826
3/31/01             $12,007         $9,204
4/30/01             $12,700         $9,918
5/31/01             $12,765         $9,985
6/30/01             $12,299         $9,742
7/31/01             $12,429         $9,646
8/31/01             $11,758         $9,043
9/30/01             $10,664         $8,313
10/31/01            $10,773         $8,471
11/30/01            $11,585         $9,121
12/31/01            $11,803         $9,201

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2001

                                               SINCE INCEPTION  VALUE OF A $10,000 INVESTMENT
                                     ONE YEAR      10/1/99             AS OF 12/31/01
---------------------------------------------------------------------------------------------
Value Equity Fund                    (4.88)%        7.62%                  $11,803
S&P 500 Index                        (11.88)%      (3.63)%                 $ 9,201

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST BASIC VALUE FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.

PERFORMANCE REVIEW

Since the Fund's inception (August 14, 2001), the Fund has returned -3.69%. During the period, the Fund benefited from strong stock selection in the Energy, Industrials, and Health Care sectors.

During the period, the Fund slightly underperformed its benchmark, the S&P 500 Index, which posted a return of -2.73%. Strong stock selection within the Energy and Utilities sectors was the largest positive contributor to performance. Stock selection and an over weighted position in Industrials also contributed positively to performance. The largest detractor from performance was stock selection and an over weighted position in Financials. Stock selection in Consumer Staples and Information Technology were also detractors.

The markets and the economy remained volatile throughout 2001. From the period since the Fund's inception through the end of the year, growth stocks outperformed value stocks. During this time period, the Russell 1000 Growth Index posted a return of -2.11% versus the Russell 1000 Value Index which posted a return of -3.36%. Since the market bottomed on September 21st, many investors have moved to position their portfolios more aggressively and look through the near-term earnings pressure. Value stocks, however, remain attractive due to the significant dispersion in valuations that create opportunities for value managers.

The Fund's management believes the LSA Basic Value Fund is well positioned for an improving economy, as well as, properly positioned to take advantage of any market correction in the interim. Managers have taken advantage of recent market volatility to add some new and exciting stocks to the Fund. For example, the managers believe that advertising and marketing may rebound in advance of the economy, and have added positions in this area. The Fund's management continues to seek holdings in companies with good fundamentals selling at significant discounts to intrinsic value and is confident that they have identified several high-quality investments that may reward shareholders over the next few years.

OUTLOOK

Many economic indicators have begun to show signs of stabilization and point to an improving economic landscape. An unprecedented amount of fiscal and monetary stimulus was injected into the economy during 2001. The Federal Reserve Board (the "Fed") cut short-term interest rates by 4.75% taking the Fed Funds rate from 6.50% at the beginning of the year to the current 1.75%. Corporate inventories declined dramatically during the year and are now more in line with consumer demand. We also note that the price of oil has declined in recent months. While we recognize that a few drags on the economy remain, e.g. consumer debt burden, a post technology bubble environment, deflation risk, etc., the evidence pointing to a recovery in 2002 outweighs the lingering drags.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF A I M CAPITAL MANAGEMENT, INC., THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT IN BASIC VALUE FUND,
AND THE S&P 500 INDEX

          BASIC VALUE FUND  S&P 500 INDEX
8/14/01            $10,000        $10,000
8/31/01             $9,730         $9,559
9/30/01             $8,450         $8,787
10/31/01            $8,630         $8,955
11/30/01            $9,340         $9,642
12/31/01            $9,631         $9,726

                             AVERAGE TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2001

                                               SINCE INCEPTION  VALUE OF A $10,000 INVESTMENT
                                     ONE YEAR      8/14/01             AS OF 12/31/01
---------------------------------------------------------------------------------------------
Basic Value Fund                       N/A         (3.69)%                 $9,631
S&P 500 Index                          N/A         (2.73)%                 $9,726

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST BALANCED FUND
ADVISED BY: OPCAP ADVISORS

PERFORMANCE REVIEW

The Fund had a strong year, generating a positive return of 2.24% versus a decline of 3.24% for the Lipper Balanced Fund Index and a decline of 2.91% for the Fund's benchmark (a 60% weighting of the S&P 500 Index and a 40% weighting of the Merrill Lynch Corporate Master Bond Index).

These results were achieved through good stock selection in a difficult market environment. Our technology stocks, in particular, drove results, providing a positive return of 26% compared with a 23% decrease for the Technology sector of the Standard & Poor's 500 Index. We had excellent timing in our technology investments, adding significantly to our holdings at or near their lows in September and October. As prices rose sharply late in the year, we reduced our positions and took profits.

Among individual stocks, the top four contributors to the Fund's performance were Computer Associates International, Inc., Microsoft Corp., Dell Computer Corp. and Compuware Corp., all in the Technology sector. The fifth largest contributor to performance was toy company Mattel, Inc. With the exception of Dell, we sold each of these stocks on price strength.

The five stocks that detracted most from performance were CVS Corp. (drug store chain), EMC Corp. (data storage), Halliburton Co. (oilfield services and construction), McDonalds Corp. (fast food) and Kroger Co. (supermarkets). CVS and Kroger were both down in 2001 on earnings disappointments after having risen strongly in 2000. Halliburton faces asbestos litigation, but our research suggests the liabilities are manageable and the stock is undervalued.

About 30% of the Fund's equity assets are invested in financial stocks, which did reasonably well in 2001. John Hancock Financial Services (insurance) and J.P. Morgan Chase & Co. (banking) were our two top performers in this sector, rising 11% and 7%, respectively.

The Fund purchases stocks for appreciation potential and bonds for income. As of December 31, 2001, the Fund's assets were invested 56.7% in equities, 27.3% in fixed income securities, and 16.0% in cash and cash equivalents. Prices of higher quality bonds increased during the year, as the economy remained weak and interest rates fell. Our fixed income holdings -- primarily corporate bonds and inflation-indexed U.S. Treasury securities -- contributed positively to performance.

OUTLOOK

We believe the economy will recover in 2002. However, the associated recovery in equities is likely to be moderate for the simple reason that valuations remained generally high during the downturn. We continue to invest in stocks priced below their intrinsic value, with a goal of controlling risk and generating excellent investment results.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF OPCAP ADVISORS, THE FUND'S ADVISOR, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OF THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT IN BALANCED FUND,
S&P 500 INDEX, MERRILL LYNCH CORP BOND INDEX,
AND A COMPOSITE INDEX

                                         MERRILL LYNCH
          BALANCED FUND  S&P 500 INDEX  CORP BOND INDEX  COMPOSITE INDEX
10/1/99         $10,000        $10,000          $10,000          $10,000
10/31/99        $10,480        $10,632          $10,079          $10,411
11/30/99        $10,430        $10,848          $10,097          $10,545
12/31/99        $10,340        $11,486          $10,089          $10,914
1/31/00         $10,199        $10,909          $10,027          $10,558
2/29/00          $9,626        $10,703          $10,105          $10,471
3/31/00         $10,511        $11,749          $10,217          $11,132
4/30/00         $10,420        $11,396          $10,086          $10,874
5/31/00         $10,460        $11,162          $10,035          $10,718
6/30/00         $10,490        $11,437          $10,285          $10,983
7/31/00         $10,159        $11,259          $10,406          $10,932
8/31/00         $10,470        $11,958          $10,541          $11,396
9/30/00         $10,651        $11,326          $10,622          $11,070
10/31/00        $11,044        $11,278          $10,618          $11,041
11/30/00        $10,953        $10,390          $10,770          $10,582
12/31/00        $11,258        $10,441          $10,976          $10,694
1/31/01         $11,818        $10,811          $11,270          $11,036
2/28/01         $11,699         $9,826          $11,380          $10,476
3/31/01         $11,721         $9,204          $11,467          $10,110
4/30/01         $12,066         $9,918          $11,408          $10,560
5/31/01         $12,367         $9,985          $11,525          $10,646
6/30/01         $12,033         $9,742          $11,575          $10,509
7/31/01         $12,001         $9,646          $11,901          $10,565
8/31/01         $11,667         $9,043          $12,030          $10,215
9/30/01         $11,322         $8,313          $12,059           $9,729
10/31/01        $11,215         $8,471          $12,329           $9,928
11/30/01        $11,570         $9,121          $12,221          $10,350
12/31/01        $11,510         $9,201          $12,155          $10,382

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2001

                                               SINCE INCEPTION  VALUE OF A $10,000 INVESTMENT
                                     ONE YEAR      10/1/99             AS OF 12/31/01
---------------------------------------------------------------------------------------------
Balanced Fund                           2.24%           6.43%              $11,510
S&P 500 Index                         (11.88%)         (3.63)%             $ 9,201
Merrill Lynch Corporate Bond Index     10.74%           9.05%              $12,115
Composite Index *                      (2.91%)          1.68%              $10,382

  * Composed of 60% of the return of the S&P 500 Index and 40% of the return of the Merrill Lynch Corporate Bond Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT

EMERGING GROWTH EQUITY FUND
ADVISED BY: RS INVESTMENT MANAGEMENT, L.P.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                                                                VALUE
  SHARES                                                                      (NOTE 1)
  ------                                                                      --------
            COMMON STOCKS - 98.3%
            AIRLINES - 1.0%
   1,900    Atlantic Coast Airlines Holdings, Inc.* .......................  $   44,251
   2,200    Atlas Air, Inc.* ..............................................      32,230
                                                                             ----------
                                                                                 76,481
                                                                             ----------
            APPAREL RETAILERS - 3.2%
   1,150    Chico's FAS, Inc.* ............................................      45,655
   3,200    The Buckle, Inc.* .............................................      71,360
   4,250    Too, Inc.* ....................................................     116,875
                                                                             ----------
                                                                                233,890
                                                                             ----------
            BANKING - 1.1%
     600    Boston Private Financial Holdings, Inc. .......................      13,242
   2,100    Financial Federal Corp.* ......................................      65,625
                                                                             ----------
                                                                                 78,867
                                                                             ----------
            COMMERCIAL SERVICES - 6.8%
     900    AMN Healthcare Services, Inc.* ................................      24,660
   3,200    Coinstar, Inc.* ...............................................      80,000
   7,200    Exact Sciences Corp.* .........................................      73,872
   1,800    FreeMarkets, Inc.* ............................................      43,146
   1,350    MIM Corp.* ....................................................      24,030
   6,150    Overture Services, Inc.* ......................................     217,894
     700    PDI, Inc.* ....................................................      15,624
     900    Pharmaceutical Product Development, Inc.* .....................      29,079
                                                                             ----------
                                                                                508,305
                                                                             ----------
            COMMUNICATIONS - 4.2%
   3,700    Centillium Communications, Inc.* ..............................      29,082
     900    Concord Communications, Inc.* .................................      18,585
  11,050    DMC Stratex Networks, Inc.* ...................................      85,969
  15,950    Metawave Communications Corp.* ................................      49,764
   1,600    Metro One Telecommunications* .................................      48,400
   4,750    Powerwave Technologies, Inc.* .................................      82,080
                                                                             ----------
                                                                                313,880
                                                                             ----------
            COMPUTER INTEGRATED SYSTEMS DESIGN - 1.4%
   3,100    McData Corp. - Class B* .......................................      77,841
     450    Tier Technologies, Inc. - Class B* ............................       9,702
     900    Vastera, Inc.* ................................................      14,949
                                                                             ----------
                                                                                102,492
                                                                             ----------
            COMPUTER PROGRAMMING SERVICES - 2.1%
   1,500    Business Objects SA - ADR* ....................................      50,700
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMPUTER PROGRAMMING SERVICES (CONTINUED)
   3,000    Entrust Technologies, Inc.* ...................................  $   30,570
   1,400    Macromedia, Inc.* .............................................      24,920
   1,700    Stellent, Inc.* ...............................................      50,252
                                                                             ----------
                                                                                156,442
                                                                             ----------
            COMPUTER RELATED SERVICES - 0.6%
   2,550    Ixia* .........................................................      32,767
     600    WebEx Communications, Inc.* ...................................      14,910
                                                                             ----------
                                                                                 47,677
                                                                             ----------
            COMPUTER SOFTWARE & PROCESSING - 3.1%
   7,600    Agile Software Corp.* .........................................     130,872
   3,300    Embarcadero Technologies, Inc.* ...............................      79,860
     850    Simplex Solutions, Inc.* ......................................      14,067
   3,500    Transmeta Corp.* ..............................................       8,015
                                                                             ----------
                                                                                232,814
                                                                             ----------
            COMPUTERS & INFORMATION - 1.9%
   5,650    CNET Networks, Inc.* ..........................................      50,680
     600    Emulex Corp.* .................................................      23,706
   4,500    Instinet Group* ...............................................      45,225
   3,400    Lantronix, Inc.* ..............................................      21,488
                                                                             ----------
                                                                                141,099
                                                                             ----------
            DATA PROCESSING AND PREPARATION - 2.1%
   3,900    Intercept Group, Inc.* ........................................     159,510
                                                                             ----------
            ELECTRICAL EQUIPMENT - 0.5%
   2,000    Aeroflex, Inc.* ...............................................      37,860
                                                                             ----------
            ELECTRONICS - 17.3%
   2,850    Anaren Microwave, Inc.* .......................................      49,362
   1,700    AXT, Inc.* ....................................................      24,531
     600    Elantec Semiconductor, Inc.* ..................................      23,040
   1,600    ESS Technology, Inc.* .........................................      34,016
     900    Genesis Microchip, Inc.* ......................................      59,508
   1,400    Integrated Circuit Systems, Inc.* .............................      31,626
   1,000    Intersil Holding Corp.* .......................................      32,250
   2,550    Marvell Technology Group Ltd.* ................................      91,341
   2,950    Merix Corp.* ..................................................      50,887
   1,800    Microsemi Corp.* ..............................................      53,460
   6,050    Microtune, Inc.* ..............................................     141,933
   3,200    Monolithic System Technology, Inc.* ...........................      65,920
   2,600    Multilink Technology Corp.* ...................................      16,848
   1,600    Numerical Technologies, Inc.* .................................      56,320
   2,600    Pixelworks, Inc.* .............................................      41,756
   6,300    PLX Technology, Inc.* .........................................      79,443

   The accompanying notes are an integral part of these financial statements.

EMERGING GROWTH EQUITY FUND
ADVISED BY: RS INVESTMENT MANAGEMENT, L.P.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMMON STOCKS (CONTINUED)
            ELECTRONICS (CONTINUED)
   4,100    Power Integrations, Inc.* .....................................  $   93,644
   1,300    Power-One, Inc.* ..............................................      13,533
   3,800    Silicon Laboratories, Inc.* ...................................     128,098
   3,550    Sipex Corp.* ..................................................      45,617
   3,100    Sirenza Microdevices, Inc.* ...................................      18,879
   6,800    TranSwitch Corp.* .............................................      30,600
   1,100    Virage Logic Corp.* ...........................................      21,153
   7,350    Xicor, Inc.* ..................................................      81,585
                                                                             ----------
                                                                              1,285,350
                                                                             ----------
            FINANCIAL SERVICES - 2.1%
     300    Blackrock, Inc.* ..............................................      12,510
   1,700    Investment Technology Group, Inc.* ............................      66,419
   2,350    Waddell & Reed Financial, Inc. - Class A ......................      75,670
                                                                             ----------
                                                                                154,599
                                                                             ----------
            FOREST PRODUCTS & PAPER - 1.2%
   3,800    School Specialty, Inc.* .......................................      86,944
                                                                             ----------
            HEALTH CARE PROVIDERS - 9.1%
   2,550    AmeriPath, Inc.* ..............................................      81,626
   1,200    Amsurg Corp.* .................................................      32,616
   3,300    Covance, Inc.* ................................................      74,910
   1,517    Dianon Systems, Inc.* .........................................      92,234
   1,650    Lifepoint Hospital, Inc.* .....................................      56,166
   8,200    Sunrise Assisted Living, Inc.* ................................     238,702
     800    Syncor International Corp.* ...................................      22,912
   2,400    U.S. Physical Therapy, Inc.* ..................................      38,784
   1,800    United Surgical Partners* .....................................      38,070
                                                                             ----------
                                                                                676,020
                                                                             ----------
            LODGING - 1.3%
   2,100    Four Seasons Hotels, Inc. .....................................      98,196
                                                                             ----------
            MEDIA - BROADCASTING & PUBLISHING - 4.2%
   3,450    Allegiance Telecom, Inc.* .....................................      28,601
   2,800    COX Radio, Inc. - Class A* ....................................      71,344
   1,300    Entercom Communications Corp.* ................................      65,000
   5,350    Hispanic Broadcasting Corp.* ..................................     136,425
   2,100    TiVo, Inc.* ...................................................      13,755
                                                                             ----------
                                                                                315,125
                                                                             ----------
            MEDICAL SUPPLIES - 7.4%
   2,900    Cholestech Corp.* .............................................      57,449
   1,950    Cytyc Corp.* ..................................................      50,895
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            MEDICAL SUPPLIES (CONTINUED)
   3,200    Endocare, Inc.* ...............................................  $   57,376
   4,650    Kopin Corp.* ..................................................      65,100
   2,100    LTX Corp.* ....................................................      43,974
   1,550    Med-Design Corp.* .............................................      30,535
   2,750    Photon Dynamics, Inc.* ........................................     125,538
   6,850    Thoratec Labs Corp.* ..........................................     116,450
                                                                             ----------
                                                                                547,317
                                                                             ----------
            MISCELLANEOUS - 0.8%
   2,400    Unilab Corp.* .................................................      60,240
                                                                             ----------
            PHARMACEUTICALS - 6.4%
   1,100    aaiPharma, Inc.* ..............................................      27,676
   2,400    Abgenix, Inc.* ................................................      80,736
   2,500    Axcan Pharma, Inc.* ...........................................      35,500
     600    InterMune, Inc.* ..............................................      29,556
     700    K-V Pharmaceutical Co. - Class A* .............................      20,650
   6,100    Medarex, Inc.* ................................................     109,556
     700    Medicis Pharmaceutical Corp. - Class A* .......................      45,213
   2,750    Protein Design Labs, Inc.* ....................................      90,200
     900    Taro Pharmaceuticals Industries Ltd.* .........................      35,955
                                                                             ----------
                                                                                475,042
                                                                             ----------
            PREPACKAGED SOFTWARE - 10.0%
   8,600    Actuate Corp.* ................................................      45,322
   4,100    Chordiant Software, Inc.* .....................................      32,431
   3,100    HPL Technologies, Inc.* .......................................      55,335
   5,950    Informatica Corp.* ............................................      86,335
   2,350    Internet Security Systems* ....................................      75,341
   2,600    J.D. Edwards & Co.* ...........................................      42,770
     600    Magma Design Automation, Inc.* ................................      18,168
   4,500    MatrixOne, Inc.* ..............................................      58,455
   4,800    Mercator Software, Inc.* ......................................      40,128
   3,400    NETIQ Corp.* ..................................................     119,884
   3,700    Quest Software, Inc.* .........................................      81,807
     900    SeeBeyond Technology Corp.* ...................................       8,730
   2,100    SonicWall, Inc.* ..............................................      40,824
   2,000    Webmethods, Inc.* .............................................      33,520
                                                                             ----------
                                                                                739,050
                                                                             ----------
            RESTAURANTS - 1.7%
   3,500    CKE Restaurants, Inc.* ........................................      31,675
   1,950    P.F. Chang's China Bistro, Inc.* ..............................      92,235
                                                                             ----------
                                                                                123,910
                                                                             ----------

   The accompanying notes are an integral part of these financial statements.

EMERGING GROWTH EQUITY FUND
ADVISED BY: RS INVESTMENT MANAGEMENT, L.P.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMMON STOCKS (CONTINUED)
            RETAILERS - 2.0%
   1,200    99 Cents Only Stores* .........................................  $   45,720
   2,850    Alloy, Inc.* ..................................................      61,361
   2,200    Global Sports, Inc.* ..........................................      43,890
                                                                             ----------
                                                                                150,971
                                                                             ----------
            TELEPHONE SYSTEMS - 2.7%
     750    Global Payments, Inc. .........................................      25,800
   2,600    Novatel Wireless, Inc.* .......................................       3,172
   2,700    Research In Motion Ltd.* ......................................      64,044
   1,200    Triton PCS Holdings, Inc.* ....................................      35,220
   2,600    Ubiquitel, Inc.* ..............................................      19,370
     900    Universal Access Global Holdings, Inc.* .......................       4,221
   1,900    West Corp.* ...................................................      47,386
                                                                             ----------
                                                                                199,213
                                                                             ----------
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            TEXTILES, CLOTHING & FABRICS - 1.1%
   2,000    Coach, Inc.* ..................................................  $   77,960
                                                                             ----------
            TRANSPORTATION - 3.0%
   2,900    Expedia, Inc. - Class A* ......................................     117,769
   1,900    Forward Air Corp.* ............................................      64,448
   1,300    Travelocity.com, Inc.* ........................................      37,323
                                                                             ----------
                                                                                219,540
                                                                             ----------
            TOTAL INVESTMENTS - 98.3%
              (Cost $6,686,082) ...........................................  $7,298,794
            Other Assets and Liabilities
              (net) - 1.7% ................................................     125,460
                                                                             ----------
            TOTAL NET ASSETS - 100.0% .....................................  $7,424,254
                                                                             ==========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         ADR - American Depository Receipt
         * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

AGGRESSIVE GROWTH FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                                                                VALUE
  SHARES                                                                      (NOTE 1)
  ------                                                                      --------
            COMMON STOCKS - 93.6%
            ADVERTISING - 0.5%
    300     TMP Worldwide, Inc.* ..........................................  $   12,870
                                                                             ----------
            AIRLINES - 0.6%
    320     FedEx Corp.* ..................................................      16,602
                                                                             ----------
            APPAREL RETAILERS - 0.4%
    310     Ross Stores, Inc. .............................................       9,945
                                                                             ----------
            AUTOMOTIVE - 1.4%
    300     Circuit City Stores, Inc. - CarMax Group* .....................       6,822
    310     Sonic Automotive, Inc.* .......................................       7,266
    150     SPX Corp.* ....................................................      20,535
                                                                             ----------
                                                                                 34,623
                                                                             ----------
            BANKING - 5.9%
    480     Americredit* ..................................................      15,144
    300     Capital One Financial Corp. ...................................      16,185
    610     First Tennessee National Corp. ................................      22,119
    160     Investors Financial Services Corp. ............................      10,594
    160     Marshall & Ilsley Corp. .......................................      10,125
    610     North Fork Bancorporation .....................................      19,514
    610     Southtrust Corp. ..............................................      15,049
    310     TCF Financial Corp. ...........................................      14,874
    310     USA Education, Inc. ...........................................      26,046
                                                                             ----------
                                                                                149,650
                                                                             ----------
            BEVERAGES, FOOD & TOBACCO - 1.8%
    320     General Mills, Inc. ...........................................      16,643
    480     Hormel Foods Corp. ............................................      12,898
    160     McCormick & Co., Inc. .........................................       6,715
    380     Smithfield Foods, Inc.* .......................................       8,375
                                                                             ----------
                                                                                 44,631
                                                                             ----------
            BUILDING MATERIALS - 1.1%
    160     Cabot Microelectronics Corp.* .................................      12,680
    310     Lowe's Cos. ...................................................      14,387
                                                                             ----------
                                                                                 27,067
                                                                             ----------
            CHEMICALS - 0.6%
    170     Church & Dwight Co., Inc. .....................................       4,527
    150     International Flavors & Fragrances ............................       4,456
    470     Solutia, Inc. .................................................       6,589
                                                                             ----------
                                                                                 15,572
                                                                             ----------
            COMMERCIAL SERVICES - 8.8%
    450     Accenture Ltd.* ...............................................      12,114
                                                                              VALUE
SHARES                                                                       (NOTE 1)
------                                                                       --------
            COMMERCIAL SERVICES (CONTINUED)
    320     Affymetrix, Inc.* .............................................  $   12,080
    470     Apollo Group, Inc. - Class A* .................................      21,155
    310     Cephalon, Inc.* ...............................................      23,431
    620     Concord EFS, Inc.* ............................................      20,324
    310     Dun & Bradstreet Corp.* .......................................      10,943
    310     eBay, Inc.* ...................................................      20,739
    320     FreeMarkets, Inc.* ............................................       7,670
    390     H&R Block, Inc. ...............................................      17,433
    160     Jacobs Engineering Group, Inc.* ...............................      10,560
    310     Moody's Corp. .................................................      12,357
    310     Overture Services, Inc.* ......................................      10,983
    480     Quest Diagnostics, Inc.* ......................................      34,421
    150     Stericycle, Inc.* .............................................       9,132
                                                                             ----------
                                                                                223,342
                                                                             ----------
            COMMUNICATIONS - 2.0%
    770     Nokia Corp. - ADR .............................................      18,888
    470     Polycom, Inc.* ................................................      16,168
    310     Titan Corp.* ..................................................       7,734
    320     UTStarcom, Inc.* ..............................................       9,120
                                                                             ----------
                                                                                 51,910
                                                                             ----------
            COMPUTER INTEGRATED SYSTEMS DESIGN - 3.0%
    460     Brocade Communications, Inc.* .................................      15,235
    780     Cadence Design Systems, Inc.* .................................      17,098
    460     McData Corp. - Class B* .......................................      11,551
    150     National Instruments Corp.* ...................................       5,619
    300     Reynolds & Reynolds Co. - Class A .............................       7,275
    310     Synopsys, Inc.* ...............................................      18,312
                                                                             ----------
                                                                                 75,090
                                                                             ----------
            COMPUTER RELATED SERVICES - 0.5%
    160     GTECH Holdings Corp.* .........................................       7,246
    160     PEC Solutions, Inc.* ..........................................       6,018
                                                                             ----------
                                                                                 13,264
                                                                             ----------
            COMPUTER SOFTWARE & PROCESSING - 0.8%
    460     Intuit, Inc.* .................................................      19,670
                                                                             ----------
            COMPUTERS & INFORMATION - 1.7%
    310     CDW Computer Centers, Inc.* ...................................      16,650
    470     Emulex Corp.* .................................................      18,570
    480     Riverstone Networks, Inc.* ....................................       7,968
                                                                             ----------
                                                                                 43,188
                                                                             ----------
            CONTAINERS & PACKAGING - 0.4%
    160     Ball Corp. ....................................................      11,312
                                                                             ----------

   The accompanying notes are an integral part of these financial statements.

AGGRESSIVE GROWTH FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001

                                                                              VALUE
SHARES                                                                       (NOTE 1)
------                                                                       --------
            COMMON STOCKS (CONTINUED)
            COSMETICS & PERSONAL CARE - 0.4%
    620     Dial Corp. ....................................................  $   10,633
                                                                             ----------
            DATA PROCESSING AND PREPARATION - 2.4%
    310     Affiliated Computer Services, Inc. - Class A* .................      32,900
    310     Bisys Group, Inc.* ............................................      19,837
    160     Kronos, Inc.* .................................................       7,741
                                                                             ----------
                                                                                 60,478
                                                                             ----------
            ELECTRONICS - 9.1%
    310     Broadcom Corp. - Class A* .....................................      12,670
    310     Celestica, Inc.* ..............................................      12,521
    460     Genesis Microchip, Inc.* ......................................      30,415
    460     Intersil Holding Corp.* .......................................      14,835
    310     Marvell Technology Group Ltd.* ................................      11,104
    310     Maxim Integrated Products* ....................................      16,278
    710     Microtune, Inc.* ..............................................      16,657
    320     Numerical Technologies, Inc.* .................................      11,264
    620     Nvidia Corp.* .................................................      41,478
    780     RF Micro Devices, Inc.* .......................................      14,999
  1,289     Sanmina Corp.* ................................................      25,651
    620     Semtech Corp.* ................................................      22,128
                                                                             ----------
                                                                                230,000
                                                                             ----------
            ENTERTAINMENT & LEISURE - 1.0%
    480     Blockbuster, Inc. - Class A ...................................      12,096
    180     International Speedway Corp. - Class A ........................       7,038
    330     Ticketmaster - Class B* .......................................       5,409
                                                                             ----------
                                                                                 24,543
                                                                             ----------
            FINANCIAL SERVICES - 3.0%
    470     Bear Stearns Companies, Inc. ..................................      27,561
    150     Blackrock, Inc.* ..............................................       6,255
    800     E*trade Group, Inc.* ..........................................       8,200
    225     Investment Technology Group, Inc.* ............................       8,791
    240     John Nuveen Co. - Class A .....................................      12,835
    230     Legg Mason, Inc. ..............................................      11,495
                                                                             ----------
                                                                                 75,137
                                                                             ----------
            FOOD RETAILERS - 0.5%
    310     Whole Foods Market, Inc.* .....................................      13,504
                                                                             ----------
            HEALTH CARE PROVIDERS - 4.0%
    910     Caremark RX, Inc.* ............................................      14,842
    380     Lincare Holdings, Inc.* .......................................      10,887
    470     Pediatrix Medical Group, Inc.* ................................      15,942
                                                                              VALUE
SHARES                                                                       (NOTE 1)
------                                                                       --------
            HEALTH CARE PROVIDERS (CONTINUED)
    470     Tenet Healthcare Corp.* .......................................  $   27,598
    470     UnitedHealth Group, Inc. ......................................      33,262
                                                                             ----------
                                                                                102,531
                                                                             ----------
            HEAVY CONSTRUCTION - 0.4%
    160     Centex Corp. ..................................................       9,134
                                                                             ----------
            HEAVY MACHINERY - 3.1%
    310     American Standard Cos.* .......................................      21,151
    690     Baker Hughes, Inc. ............................................      25,164
    160     Donaldson Co., Inc. ...........................................       6,214
    470     Lam Research Corp.* ...........................................      10,913
    310     Smith International, Inc.* ....................................      16,622
                                                                             ----------
                                                                                 80,064
                                                                             ----------
            HOME CONSTRUCTION, FURNISHINGS &
              APPLIANCES - 1.1%
    540     Gemstar-TV Guide International, Inc.* .........................      14,958
    160     Johnson Controls, Inc. ........................................      12,920
                                                                             ----------
                                                                                 27,878
                                                                             ----------
            HOUSEHOLD PRODUCTS - 0.3%
    460     RPM, Inc. .....................................................       6,652
                                                                             ----------
            INFORMATION RETRIEVAL SERVICES - 0.6%
    300     Choicepoint, Inc.* ............................................      15,207
                                                                             ----------
            INSURANCE - 1.2%
    310     Arthur J. Gallagher & Co. .....................................      10,692
    160     Wellpoint Health Networks* ....................................      18,696
                                                                             ----------
                                                                                 29,388
                                                                             ----------
            MEDIA - BROADCASTING & PUBLISHING - 1.7%
    300     New York Times Co. - Class A ..................................      12,975
    460     Univision Communications, Inc.* ...............................      18,612
    470     USA Networks, Inc.* ...........................................      12,836
                                                                             ----------
                                                                                 44,423
                                                                             ----------
            MEDICAL SUPPLIES - 6.3%
    310     Beckman Coulter, Inc. .........................................      13,733
    610     Cytyc Corp.* ..................................................      15,921
    460     Guidant Corp.* ................................................      22,908
    310     KLA - Tencor Corp.* ...........................................      15,364
    780     Microchip Technology, Inc.* ...................................      30,217
    310     Patterson Dental Co.* .........................................      12,688
    230     St. Jude Medical, Inc.* .......................................      17,859

   The accompanying notes are an integral part of these financial statements.

AGGRESSIVE GROWTH FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001

                                                                              VALUE
SHARES                                                                       (NOTE 1)
------                                                                       --------
            COMMON STOCKS (CONTINUED)
            MEDICAL SUPPLIES (CONTINUED)
    290     Transkaryotic Therapies, Inc.* ................................  $   12,412
    460     Waters Corp.* .................................................      17,825
                                                                             ----------
                                                                                158,927
                                                                             ----------
            OIL & GAS - 3.1%
    341     Apache Corp. ..................................................      17,009
    850     BJ Services Co.* ..............................................      27,582
    310     EOG Resources, Inc. ...........................................      12,124
    620     Weatherford International, Inc.* ..............................      23,101
                                                                             ----------
                                                                                 79,816
                                                                             ----------
            PHARMACEUTICALS - 11.5%
  1,300     American Pharmaceutical Partners, Inc.* .......................      27,040
    155     AmerisourceBergen Corp. .......................................       9,850
    230     Barr Laboratories, Inc.* ......................................      18,253
    300     Biovail Corp.* ................................................      16,875
    150     Diagnostic Products Corp. .....................................       6,593
    470     Genzyme Corp.* ................................................      28,134
    620     Gilead Sciences, Inc.* ........................................      40,746
    310     Henry Schein, Inc.* ...........................................      11,479
    640     Idec Pharmaceuticals Corp.* ...................................      44,115
    310     King Pharmaceuticals, Inc.* ...................................      13,060
    160     Medicis Pharmaceutical Corp. - Class A* .......................      10,334
    645     Mylan Laboratories ............................................      24,188
    390     Protein Design Labs, Inc.* ....................................      12,792
    480     Sepracor, Inc.* ...............................................      27,389
                                                                             ----------
                                                                                290,848
                                                                             ----------
            PREPACKAGED SOFTWARE - 6.5%
    320     Activision, Inc.* .............................................       8,323
    310     DST Systems, Inc.* ............................................      15,454
    470     Electronic Arts, Inc.* ........................................      28,177
    230     Internet Security Systems* ....................................       7,374
    760     Network Associates, Inc.* .....................................      19,646
    460     Peoplesoft, Inc.* .............................................      18,492
                                                                              VALUE
SHARES                                                                       (NOTE 1)
------                                                                       --------
            PREPACKAGED SOFTWARE (CONTINUED)
    620     Sungard Data Systems, Inc.* ...................................  $   17,937
    310     Symantec Corp.* ...............................................      20,562
    620     Veritas Software Corp.* .......................................      27,795
                                                                             ----------
                                                                                163,760
                                                                             ----------
            RESTAURANTS - 0.8%
    310     Applebee's International, Inc. ................................      10,602
    320     CBRL Group, Inc. ..............................................       9,421
                                                                             ----------
                                                                                 20,023
                                                                             ----------
            RETAILERS - 6.6%
    310     Autozone, Inc.* ...............................................      22,258
    310     Bed Bath & Beyond, Inc.* ......................................      10,509
    310     Best Buy Company, Inc.* .......................................      23,089
    820     Circuit City Stores ...........................................      21,279
    390     Dollar Tree Stores, Inc.* .....................................      12,055
    160     Lands' End, Inc.* .............................................       8,026
    300     Michaels Stores, Inc.* ........................................       9,885
    930     Office Depot, Inc.* ...........................................      17,242
    300     O'Reilly Automotive, Inc.* ....................................      10,941
    280     Pier 1 Imports, Inc. ..........................................       4,855
    460     TJX Companies, Inc. ...........................................      18,336
    230     Williams-Sonoma, Inc.* ........................................       9,867
                                                                             ----------
                                                                                168,342
                                                                             ----------
            TEXTILES, CLOTHING & FABRICS - 0.5%
    230     NIKE, Inc. - Class B ..........................................      12,935
                                                                             ----------
            TOTAL INVESTMENTS - 93.6%
              (Cost $2,178,482) ...........................................   2,372,959
            Other Assets and Liabilities (net) - 6.4% .....................     160,902
                                                                             ----------
            TOTAL NET ASSETS - 100.0% .....................................  $2,533,861
                                                                             ==========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         ADR - American Depository Receipt
         * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

CAPITAL APPRECIATION FUND
ADVISED BY: JANUS CAPITAL CORPORATION
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                                                                VALUE
  SHARES                                                                      (NOTE 1)
  ------                                                                      --------
            COMMON STOCKS - 91.3%
            BANKING - 2.0%
  1,225     Citigroup, Inc. ...............................................  $   61,838
                                                                             ----------
            BUILDING MATERIALS - 5.2%
  3,090     Home Depot, Inc. ..............................................     157,621
                                                                             ----------
            COMMERCIAL SERVICES - 4.7%
  2,145     eBay, Inc.* ...................................................     143,500
                                                                             ----------
            COMMUNICATIONS - 6.0%
  2,275     Echostar Communications Corp. - Class A* ......................      62,494
  1,915     JDS Uniphase Corp.* ...........................................      16,718
  1,150     Network Appliance, Inc.* ......................................      25,150
  2,755     Nokia Corp. - ADR .............................................      67,580
    995     Openwave Systems, Inc.* .......................................       9,741
                                                                             ----------
                                                                                181,683
                                                                             ----------
            COMPUTER INTEGRATED SYSTEMS DESIGN - 1.2%
    890     Brocade Communications, Inc.* .................................      29,477
    220     McData Corp. - Class B* .......................................       5,524
                                                                             ----------
                                                                                 35,001
                                                                             ----------
            COMPUTERS & INFORMATION - 4.6%
  7,810     Cisco Systems, Inc.* ..........................................     141,439
                                                                             ----------
            COSMETICS & PERSONAL CARE - 0.8%
    440     Colgate-Palmolive Co. .........................................      25,410
                                                                             ----------
            ELECTRONICS - 10.6%
  3,835     ASML Holding NV* ..............................................      65,387
  1,850     Maxim Integrated Products* ....................................      97,143
    140     PMC-Sierra, Inc.* .............................................       2,976
  1,890     Vitesse Semiconductor Corp.* ..................................      23,493
  3,465     Xilinx, Inc.* .................................................     135,308
                                                                             ----------
                                                                                324,307
                                                                             ----------
            ENTERTAINMENT & LEISURE - 2.9%
  6,230     Liberty Media Corp. - Class A* ................................      87,220
                                                                             ----------
            FINANCIAL SERVICES - 4.7%
     15     Berkshire Hathaway, Inc. - Class B* ...........................      37,875
  1,165     Merrill Lynch & Co. ...........................................      60,720
  2,865     Schwab (Charles) Corp. ........................................      44,322
                                                                             ----------
                                                                                142,917
                                                                             ----------
            HOME CONSTRUCTION, FURNISHINGS &
              APPLIANCES - 8.7%
  6,635     General Electric Co. ..........................................     265,931
                                                                             ----------
                                                                              VALUE
SHARES                                                                       (NOTE 1)
------                                                                       --------
            HOUSEHOLD PRODUCTS - 2.0%
  1,895     Tiffany & Co. .................................................  $   59,636
                                                                             ----------
            INDUSTRIAL - DIVERSIFIED - 1.7%
    885     Tyco International Ltd. .......................................      52,126
                                                                             ----------
            INFORMATION RETRIEVAL SERVICES - 2.9%
  2,735     AOL Time Warner, Inc.* ........................................      87,794
                                                                             ----------
            INSURANCE - 1.6%
    705     Aflac, Inc. ...................................................      17,315
    390     American International Group ..................................      30,966
                                                                             ----------
                                                                                 48,281
                                                                             ----------
            LODGING - 1.3%
  1,400     MGM Mirage, Inc.* .............................................      40,418
                                                                             ----------
            MEDIA - BROADCASTING & PUBLISHING - 9.3%
  1,630     Clear Channel Communications* .................................      82,983
  1,095     Comcast Corp. - Class A* ......................................      39,420
    935     Hispanic Broadcasting Corp.* ..................................      23,843
  3,085     Viacom, Inc. - Class B* .......................................     136,203
                                                                             ----------
                                                                                282,449
                                                                             ----------
            MEDICAL SUPPLIES - 6.1%
    375     Enzon, Inc.* ..................................................      21,105
  2,120     Medtronic, Inc. ...............................................     108,565
  1,900     Teradyne, Inc.* ...............................................      57,266
                                                                             ----------
                                                                                186,936
                                                                             ----------
            PHARMACEUTICALS - 8.7%
    495     American Home Products Corp. ..................................      30,373
  1,035     Amgen, Inc.* ..................................................      58,415
    320     Forest Laboratories - Class A* ................................      26,224
  1,060     Genentech, Inc.* ..............................................      57,505
    855     McKesson Corp. ................................................      31,977
    360     Sepracor, Inc.* ...............................................      20,542
    665     Teva Pharmaceutical Industries Ltd. - ADR .....................      40,984
                                                                             ----------
                                                                                266,020
                                                                             ----------
            PREPACKAGED SOFTWARE - 5.2%
    180     Cerner Corp.* .................................................       8,987
    580     Check Point Software Technologies* ............................      23,136
    915     Microsoft Corp.* ..............................................      60,619

   The accompanying notes are an integral part of these financial statements.

CAPITAL APPRECIATION FUND
ADVISED BY: JANUS CAPITAL CORPORATION
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001

                                                                              VALUE
SHARES                                                                       (NOTE 1)
------                                                                       --------
            COMMON STOCKS (CONTINUED)
            PREPACKAGED SOFTWARE (CONTINUED)
  2,005     Oracle Corp.* .................................................  $   27,689
    850     Veritas Software Corp.* .......................................      38,106
                                                                             ----------
                                                                                158,537
                                                                             ----------
            RETAILERS - 1.1%
    720     Costco Wholesale Corp.* .......................................      31,954
                                                                             ----------
            TOTAL INVESTMENTS - 91.3%
              (Cost $2,746,460) ...........................................   2,781,018
            Other Assets and Liabilities (net) - 8.7% .....................     265,195
                                                                             ----------
            TOTAL NET ASSETS  - 100.0% ....................................  $3,046,213
                                                                             ==========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         ADR - American Depository Receipt
         * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

FOCUSED EQUITY FUND
ADVISED BY: MORGAN STANLEY ASSET MANAGEMENT
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                                                                VALUE
  SHARES                                                                      (NOTE 1)
  ------                                                                      --------
            COMMON STOCKS - 97.9%
            AEROSPACE & DEFENSE - 2.4%
   2,250    General Dynamics Corp. ........................................  $  179,190
                                                                             ----------
            BANKING - 9.1%
     700    Capital One Financial Corp. ...................................      37,765
   5,816    Citigroup, Inc. ...............................................     293,592
   5,400    FHLMC .........................................................     353,160
                                                                             ----------
                                                                                684,517
                                                                             ----------
            BEVERAGES, FOOD & TOBACCO - 9.8%
   5,150    Anheuser-Busch Cos., Inc. .....................................     232,831
   5,325    Kraft Foods, Inc. .............................................     181,210
   4,515    Pepsico, Inc. .................................................     219,835
   2,475    Safeway, Inc.* ................................................     103,331
                                                                             ----------
                                                                                737,207
                                                                             ----------
            BUILDING MATERIALS - 3.6%
   5,275    Home Depot, Inc. ..............................................     269,078
                                                                             ----------
            COMMUNICATIONS - 0.7%
   1,025    Qualcomm, Inc.* ...............................................      51,762
                                                                             ----------
            COMPUTER INTEGRATED SYSTEMS DESIGN - 0.4%
   2,250    Sun Microsystems, Inc.* .......................................      27,675
                                                                             ----------
            COMPUTERS & INFORMATION - 6.9%
  11,450    Cisco Systems, Inc.* ..........................................     207,359
   4,150    Dell Computer Corp.* ..........................................     112,797
   1,675    International Business Machines Corp. .........................     202,608
                                                                             ----------
                                                                                522,764
                                                                             ----------
            ELECTRONICS - 6.6%
  11,025    Intel Corp. ...................................................     346,736
   4,150    Texas Instruments, Inc. .......................................     116,200
     925    Xilinx, Inc.* .................................................      36,121
                                                                             ----------
                                                                                499,057
                                                                             ----------
            ENTERTAINMENT & LEISURE - 1.6%
   8,473    Liberty Media Corp. - Class A* ................................     118,622
                                                                             ----------
            FINANCIAL SERVICES - 1.2%
   1,000    Goldman Sachs Group, Inc. .....................................      92,750
                                                                             ----------
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------

            HEALTH CARE PROVIDERS - 3.9%
   3,175    HCA - The Healthcare Company ..................................  $  122,364
   2,150    Laboratory Corp. of America Holdings* .........................     173,827
                                                                             ----------
                                                                                296,191
                                                                             ----------
            HEAVY MACHINERY - 1.0%
   2,050    Baker Hughes, Inc. ............................................      74,764
                                                                             ----------
            HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 5.5%
  10,400    General Electric Co. ..........................................     416,832
                                                                             ----------
            INDUSTRIAL - DIVERSIFIED - 8.8%
  11,300    Tyco International Ltd. .......................................     665,570
                                                                             ----------
            INFORMATION RETRIEVAL SERVICES - 2.0%
   4,625    AOL Time Warner, Inc.* ........................................     148,463
                                                                             ----------
            INSURANCE - 2.2%
   2,125    American International Group ..................................     168,725
                                                                             ----------
            MEDIA - BROADCASTING & PUBLISHING - 0.6%
   1,050    Viacom, Inc. - Class B* .......................................      46,358
                                                                             ----------
            MEDICAL SUPPLIES - 1.4%
   2,100    Medtronic, Inc. ...............................................     107,541
                                                                             ----------
            PHARMACEUTICALS - 17.0%
   4,225    American Home Products Corp. ..................................     259,246
   1,850    Amgen, Inc.* ..................................................     104,414
     775    Gilead Sciences, Inc.* ........................................      50,933
     775    Idec Pharmaceuticals Corp.* ...................................      53,421
   2,400    Johnson & Johnson .............................................     141,840
   2,325    Merck & Co., Inc. .............................................     136,710
  12,050    Pfizer, Inc. ..................................................     480,193
   1,425    Pharmacia Corp. ...............................................      60,776
                                                                             ----------
                                                                              1,287,533
                                                                             ----------
            PREPACKAGED SOFTWARE - 6.7%
   5,675    Microsoft Corp.* ..............................................     375,969
   5,825    Oracle Corp.* .................................................      80,443
   1,150    Veritas Software Corp.* .......................................      51,555
                                                                             ----------
                                                                                507,967
                                                                             ----------
            RETAILERS - 3.9%
   1,900    BJ's Wholesale Club, Inc.* ....................................      83,790
   3,650    Wal-Mart Stores, Inc. .........................................     210,058
                                                                             ----------
                                                                                293,848
                                                                             ----------

   The accompanying notes are an integral part of these financial statements.

FOCUSED EQUITY FUND
ADVISED BY: MORGAN STANLEY ASSET MANAGEMENT
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMMON STOCKS (CONTINUED)
            TELEPHONE SYSTEMS - 2.6%
   2,775    Sprint Corp. (PCS Group)* .....................................  $   67,738
   2,735    Verizon Communications ........................................     129,803
                                                                             ----------
                                                                                197,541
                                                                             ----------
            TOTAL INVESTMENTS - 97.9%
              (Cost $7,351,005) ...........................................   7,393,955
            Other Assets and Liabilities
              (net) - 2.1% ................................................     161,076
                                                                             ----------
            TOTAL NET ASSETS - 100.0% .....................................  $7,555,031
                                                                             ==========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                                                                VALUE
  SHARES                                                                      (NOTE 1)
  ------                                                                      --------
            COMMON STOCKS - 97.7%
            ADVERTISING - 1.2%
     240    Interpublic Group Cos., Inc. ..................................  $    7,090
      50    Lamar Advertising Co.* ........................................       2,117
     350    Omnicom Group .................................................      31,272
                                                                             ----------
                                                                                 40,479
                                                                             ----------
            AEROSPACE & DEFENSE - 1.4%
      80    Goodrich (B.F.) Co. ...........................................       2,130
     140    Lockheed Martin Corp. .........................................       6,534
     380    Northrop Grumman Corp. ........................................      38,308
                                                                             ----------
                                                                                 46,972
                                                                             ----------
            AIRLINES - 1.9%
     700    AMR Corp.* ....................................................      15,519
     200    Atlantic Coast Airlines Holdings, Inc.* .......................       4,658
     300    Delta Air Lines, Inc. .........................................       8,778
   1,500    Northwest Airlines Corp.* .....................................      23,550
     320    Ryanair Holdings Plc - ADR* ...................................      10,256
                                                                             ----------
                                                                                 62,761
                                                                             ----------
            APPAREL RETAILERS - 1.1%
     270    Abercrombie & Fitch Co. - Class A* ............................       7,163
     220    American Eagle Outfitters* ....................................       5,757
     170    Chico's FAS, Inc.* ............................................       6,749
     220    Pacific Sunwear of California, Inc.* ..........................       4,492
     240    Talbots, Inc. .................................................       8,700
     100    Too, Inc.* ....................................................       2,750
                                                                             ----------
                                                                                 35,611
                                                                             ----------
            AUTOMOTIVE - 1.9%
     150    Circuit City Stores, Inc. - CarMax Group* .....................       3,411
     370    Group 1 Automotive, Inc.* .....................................      10,549
     400    Navistar International Corp. ..................................      15,800
     180    SPX Corp.* ....................................................      24,642
     180    TRW, Inc. .....................................................       6,667
                                                                             ----------
                                                                                 61,069
                                                                             ----------
            BANKING - 7.5%
     160    Astoria Financial Corp. .......................................       4,234
   1,500    Banknorth Group, Inc. .........................................      33,780
     680    Commerce Bancorp, Inc. ........................................      26,751
     680    East West Bancorp, Inc. .......................................      17,510
     940    Hudson City Bancorp, Inc. .....................................      24,769
   1,350    Huntington Bancshares, Inc. ...................................      23,206
     140    Mercantile Bankshares Corp. ...................................       6,026
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            BANKING (CONTINUED)
     670    North Fork Bancorporation .....................................  $   21,433
     780    PNC Bank Corp. ................................................      43,836
     400    Southtrust Corp. ..............................................       9,868
   1,390    Sovereign Bancorp, Inc. .......................................      17,014
      90    USA Education, Inc. ...........................................       7,562
     340    Washington Federal, Inc. ......................................       8,765
                                                                             ----------
                                                                                244,754
                                                                             ----------
            BEVERAGES, FOOD & TOBACCO - 1.7%
     180    Archer-Daniels-Midland Co. ....................................       2,583
     335    Dean Foods Co.* ...............................................      22,821
   1,000    Delta & Pine Land Co. .........................................      22,630
      50    McCormick & Co., Inc. .........................................       2,098
      90    Wrigley (Wm.) Jr. Co. .........................................       4,623
                                                                             ----------
                                                                                 54,755
                                                                             ----------
            BUILDING MATERIALS - 0.1%
     180    Insight Enterprises, Inc.* ....................................       4,428
                                                                             ----------
            CHEMICALS - 4.1%
     260    Avery Dennison Corp. ..........................................      14,698
     240    Cytec Industries, Inc.* .......................................       6,480
     270    Georgia Gulf Corp. ............................................       4,995
   1,660    Lyondell Chemical Co. .........................................      23,788
   1,820    Millennium Chemicals, Inc. ....................................      22,932
     790    Praxair, Inc. .................................................      43,647
   1,230    Solutia, Inc. .................................................      17,245
                                                                             ----------
                                                                                133,785
                                                                             ----------
            COMMERCIAL SERVICES - 2.9%
     670    Allied Waste Industries, Inc.* ................................       9,420
     250    Applera Corp. - Celera Genomics Group* ........................       6,672
     120    Cephalon, Inc.* ...............................................       9,070
     110    Dun & Bradstreet Corp.* .......................................       3,883
     500    Fluor Corp. ...................................................      18,700
     350    Insurance Auto Auctions, Inc.* ................................       5,078
     100    Manpower, Inc. ................................................       3,371
     290    Millennium Pharmaceuticals* ...................................       7,108
     600    Republic Services, Inc.* ......................................      11,982
     220    Tech Data Corp.* ..............................................       9,522
     440    Viad Corp. ....................................................      10,419
                                                                             ----------
                                                                                 95,225
                                                                             ----------
            COMMUNICATIONS - 1.6%
     960    Comverse Technology, Inc.* ....................................      21,475
     100    L-3 Communications Holdings, Inc.* ............................       9,000

   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMMON STOCKS (CONTINUED)
            COMMUNICATIONS (CONTINUED)
     270    Metro One Telecommunications* .................................  $    8,167
     440    Motorola, Inc. ................................................       6,609
      60    Network Appliance, Inc.* ......................................       1,312
     110    Polycom, Inc.* ................................................       3,784
     640    Spectrasite Holdings, Inc.* ...................................       2,298
                                                                             ----------
                                                                                 52,645
                                                                             ----------
            COMPUTER INTEGRATED SYSTEMS DESIGN - 2.2%
      80    Avocent Corp.* ................................................       1,940
     410    Brocade Communications, Inc.* .................................      13,579
     560    Cadence Design Systems, Inc.* .................................      12,275
     220    Computer Sciences Corp.* ......................................      10,776
   1,550    Enterasys Networks, Inc.* .....................................      13,717
     300    Inforte Corp.* ................................................       4,191
     200    Optimal Robotics Corp. - Class A* .............................       7,090
     170    Radisys Corp.* ................................................       3,342
     330    Vastera, Inc.* ................................................       5,481
                                                                             ----------
                                                                                 72,391
                                                                             ----------
            COMPUTERS & INFORMATION - 1.3%
     860    Apple Computer, Inc.* .........................................      18,834
      60    CDW Computer Centers, Inc.* ...................................       3,223
     170    Diebold, Inc. .................................................       6,875
      60    International Game Technology* ................................       4,098
     100    Jabil Circuit, Inc.* ..........................................       2,272
     400    Symbol Technologies, Inc. .....................................       6,352
                                                                             ----------
                                                                                 41,654
                                                                             ----------
            COSMETICS & PERSONAL CARE - 2.2%
     350    Avon Products .................................................      16,275
     150    Ecolab, Inc. ..................................................       6,037
   1,190    Estee Lauder Cos., Inc. - Class A .............................      38,151
     360    Gillette Co. ..................................................      12,024
                                                                             ----------
                                                                                 72,487
                                                                             ----------
            DATA PROCESSING AND PREPARATION - 0.6%
     400    Ceridian Corp.* ...............................................       7,500
     290    Intercept Group, Inc.* ........................................      11,861
                                                                             ----------
                                                                                 19,361
                                                                             ----------
            ELECTRIC UTILITIES - 7.3%
   1,900    AES Corp.* ....................................................      31,065
     180    American Electric Power .......................................       7,835
   2,870    Citizens Communications Co.* ..................................      30,594
     400    Covanta Energy Corp.* .........................................       1,808
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            ELECTRIC UTILITIES (CONTINUED)
     150    DPL, Inc. .....................................................  $    3,612
     450    Entergy Corp. .................................................      17,599
   1,830    FirstEnergy Corp. .............................................      64,013
     500    NiSource, Inc. ................................................      11,530
     680    Northeast Utilities ...........................................      11,988
     240    NSTAR .........................................................      10,764
     430    SCANA Corp. ...................................................      11,967
     240    Sempra Energy .................................................       5,892
     300    Southern Co. ..................................................       7,605
     110    TXU Corp. .....................................................       5,186
     330    Western Resources, Inc. .......................................       5,676
     450    Wisconsin Energy Corp. ........................................      10,152
                                                                             ----------
                                                                                237,286
                                                                             ----------
            ELECTRONICS - 4.8%
     850    Advanced Micro Devices* .......................................      13,481
   2,760    Agere Systems, Inc.* ..........................................      15,704
     380    Altera Corp.* .................................................       8,064
     190    Atmel Corp.* ..................................................       1,505
      60    Avnet, Inc. ...................................................       1,528
      80    Broadcom Corp. - Class A* .....................................       3,270
     100    Dupont Photomasks, Inc.* ......................................       4,345
     360    Fairchild Semiconductor Corp. - Class A* ......................      10,152
     450    Finisar Corp.* ................................................       4,576
     370    Integrated Device Technology, Inc.* ...........................       9,838
     320    Intersil Holding Corp.* .......................................      10,320
     400    Lattice Semiconductor Corp.* ..................................       8,228
   1,050    LSI Logic* ....................................................      16,569
     180    National Semiconductor Corp.* .................................       5,542
     180    Numerical Technologies, Inc.* .................................       6,336
     340    Nvidia Corp.* .................................................      22,746
      70    QLogic Corp.* .................................................       3,116
      80    Semtech Corp.* ................................................       2,855
     200    Silicon Laboratories, Inc.* ...................................       6,742
                                                                             ----------
                                                                                154,917
                                                                             ----------
            ENTERTAINMENT & LEISURE - 0.9%
     830    Harrah's Entertainment, Inc.* .................................      30,718
                                                                             ----------
            FINANCIAL SERVICES - 3.5%
     360    Apartment Investment & Management Co. - Class A ...............      16,463
     960    Duke Realty Corp. .............................................      23,357
     740    Equity Office Properties Trust REIT ...........................      22,259
     360    Federated Investors, Inc. - Class B ...........................      11,477

   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMMON STOCKS (CONTINUED)
            FINANCIAL SERVICES (CONTINUED)
      70    Neuberger Berman, Inc. ........................................  $    3,073
     300    Reckson Associates Realty Corp. ...............................       7,008
     320    SEI Investments Co. ...........................................      14,435
     520    Waddell & Reed Financial, Inc. - Class A ......................      16,744
                                                                             ----------
                                                                                114,816
                                                                             ----------
            FOOD RETAILERS - 0.6%
     660    Albertson's, Inc. .............................................      20,783
                                                                             ----------
            FOREST PRODUCTS & PAPER - 2.4%
     300    Boise Cascade Corp. ...........................................      10,203
     220    Bowater, Inc. .................................................      10,494
     510    Georgia-Pacific Group .........................................      14,081
     150    International Paper Co. .......................................       6,052
     130    Mead Corp. ....................................................       4,016
     190    Pactiv Corp.* .................................................       3,372
     570    Smurfit-Stone Container Corp.* ................................       9,103
     190    Temple-Inland, Inc. ...........................................      10,779
     400    Westvaco Corp. ................................................      11,380
                                                                             ----------
                                                                                 79,480
                                                                             ----------
            HEALTH CARE PROVIDERS - 3.1%
     280    AdvancePCS* ...................................................       8,218
     230    Anthem, Inc.* .................................................      11,385
     210    Caremark RX, Inc.* ............................................       3,425
      70    Community Health Systems, Inc.* ...............................       1,785
   1,070    First Health Group Corp.* .....................................      26,472
   1,090    Healthsouth Corp.* ............................................      16,154
     190    Human Genome Sciences, Inc.* ..................................       6,407
     570    Manor Care, Inc.* .............................................      13,515
     220    Tenet Healthcare Corp.* .......................................      12,918
                                                                             ----------
                                                                                100,279
                                                                             ----------
            HEAVY CONSTRUCTION - 1.7%
     970    Centex Corp. ..................................................      55,377
                                                                             ----------
            HEAVY MACHINERY - 4.0%
     170    American Standard Cos.* .......................................      11,599
     300    Axcelis Technologies, Inc.* ...................................       3,867
     260    Baker Hughes, Inc. ............................................       9,482
   1,150    Black & Decker Corp. ..........................................      43,389
     400    Ingersoll-Rand Co. ............................................      16,724
     400    Lam Research Corp.* ...........................................       9,288
      40    NACCO Industries, Inc. - Class A ..............................       2,272
     110    National-Oilwell, Inc.* .......................................       2,267
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            HEAVY MACHINERY (CONTINUED)
     330    Parker Hannifin Corp. .........................................  $   15,150
      50    Smith International, Inc.* ....................................       2,681
     110    Stanley Works .................................................       5,123
     250    York International Corp. ......................................       9,532
                                                                             ----------
                                                                                131,374
                                                                             ----------
            HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 2.5%
     500    D.R. Horton, Inc. .............................................      16,230
     740    Furniture Brands International, Inc.* .........................      23,695
     700    Leggett & Platt, Inc. .........................................      16,100
      70    Ryland Group, Inc. ............................................       5,124
     300    Standard-Pacific Corp. ........................................       7,296
     170    Whirlpool Corp. ...............................................      12,466
                                                                             ----------
                                                                                 80,911
                                                                             ----------
            HOUSEHOLD PRODUCTS - 1.6%
   1,560    Snap-On, Inc. .................................................      52,510
                                                                             ----------
            INFORMATION RETRIEVAL SERVICES - 0.5%
     240    Choicepoint, Inc.* ............................................      12,166
     140    Yahoo, Inc.* ..................................................       2,484
                                                                             ----------
                                                                                 14,650
                                                                             ----------
            INSURANCE - 4.8%
     420    Aflac, Inc. ...................................................      10,315
     270    Allmerica Financial Corp. .....................................      12,029
     560    AMBAC Financial Group, Inc. ...................................      32,402
      80    Cincinnati Financial Corp. ....................................       3,052
     220    Hartford Financial Services Group .............................      13,823
     570    MBIA, Inc. ....................................................      30,569
     400    Protective Life Corp. .........................................      11,572
     730    Radian Group, Inc. ............................................      31,354
     380    UICI* .........................................................       5,130
      60    Wellpoint Health Networks* ....................................       7,011
                                                                             ----------
                                                                                157,257
                                                                             ----------
            MEDIA - BROADCASTING & PUBLISHING - 2.0%
   1,200    Fox Entertainment Group, Inc. - Class A* ......................      31,836
     200    New York Times Co. - Class A ..................................       8,650
     150    Scripps (E.W.) Co. ............................................       9,900
     370    Univision Communications, Inc.* ...............................      14,970
                                                                             ----------
                                                                                 65,356
                                                                             ----------
            MEDICAL SUPPLIES - 6.9%
     140    Allergan, Inc. ................................................      10,507

   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMMON STOCKS (CONTINUED)
            MEDICAL SUPPLIES (CONTINUED)
     180    Applera Corp. - Applied Biosystems Group ......................  $    7,069
      60    Bard (C.R.), Inc. .............................................       3,870
     300    Becton Dickinson & Co. ........................................       9,945
     520    Biomet, Inc. ..................................................      16,068
     270    Danaher Corp. .................................................      16,284
      80    Eaton Corp. ...................................................       5,953
      50    Enzon, Inc.* ..................................................       2,814
     710    Guidant Corp.* ................................................      35,358
     500    KLA - Tencor Corp.* ...........................................      24,780
     350    Millipore Corp. ...............................................      21,245
     120    PerkinElmer, Inc. .............................................       4,202
     160    St. Jude Medical, Inc.* .......................................      12,424
     200    Tektronix, Inc.* ..............................................       5,156
     250    Teradyne, Inc.* ...............................................       7,535
   1,290    Thermo Electron Corp.* ........................................      30,779
     187    Viasys Healthcare, Inc.* ......................................       3,779
     170    Waters Corp.* .................................................       6,588
                                                                             ----------
                                                                                224,356
                                                                             ----------
            METALS - 1.7%
     460    Alcan Aluminum ................................................      16,528
     200    Century Aluminum Co. ..........................................       2,672
   1,200    Goldcorp, Inc. ................................................      14,604
     150    Hubbell, Inc. - Class B .......................................       4,407
     660    Masco Corp. ...................................................      16,170
                                                                             ----------
                                                                                 54,381
                                                                             ----------
            OIL & GAS - 5.4%
     210    BJ Services Co.* ..............................................       6,815
     920    Conoco, Inc. ..................................................      26,036
     500    Ensco International, Inc. .....................................      12,425
     260    Kinder Morgan, Inc. ...........................................      14,479
     300    Nabors Industries, Inc.* ......................................      10,299
     150    Noble Drilling Corp.* .........................................       5,106
     260    Phillips Petroleum Co. ........................................      15,668
     250    Precision Drilling Corp.* .....................................       6,455
     100    Rowan Companies, Inc.* ........................................       1,937
     940    Suncor Energy, Inc. ...........................................      30,964
     150    Talisman Energy, Inc. .........................................       5,678
     390    Valero Energy Corp. ...........................................      14,867
     600    Weatherford International, Inc.* ..............................      22,356
      90    Westcoast Energy, Inc. ........................................       2,379
                                                                             ----------
                                                                                175,464
                                                                             ----------
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            PHARMACEUTICALS - 2.9%
     210    Alkermes, Inc.* ...............................................  $    5,536
      20    Forest Laboratories - Class A* ................................       1,639
     300    Gilead Sciences, Inc.* ........................................      19,716
     230    Idec Pharmaceuticals Corp.* ...................................      15,854
      40    Invitrogen Corp.* .............................................       2,477
     500    McKesson Corp. ................................................      18,700
     220    Medimmune, Inc.* ..............................................      10,197
     130    Mylan Laboratories ............................................       4,875
     170    Protein Design Labs, Inc.* ....................................       5,576
     100    Vertex Pharmaceuticals, Inc.* .................................       2,459
     260    Zimmer Holdings, Inc.* ........................................       7,940
                                                                             ----------
                                                                                 94,969
                                                                             ----------
            PREPACKAGED SOFTWARE - 2.0%
     470    Adobe Systems, Inc. ...........................................      14,594
     220    Computer Associates International, Inc. .......................       7,588
     500    Network Associates, Inc.* .....................................      12,925
     440    Sungard Data Systems, Inc.* ...................................      12,729
   1,100    Sybase, Inc.* .................................................      17,336
                                                                             ----------
                                                                                 65,172
                                                                             ----------
            RESTAURANTS - 1.5%
     180    CEC Entertainment, Inc.* ......................................       7,810
     140    Darden Restaurants, Inc. ......................................       4,956
     300    Outback Steakhouse, Inc.* .....................................      10,275
     140    P.F. Chang's China Bistro, Inc.* ..............................       6,622
     600    Wendy's International, Inc. ...................................      17,502
                                                                             ----------
                                                                                 47,165
                                                                             ----------
            RETAILERS - 3.1%
     180    Autozone, Inc.* ...............................................      12,924
     690    Bed Bath & Beyond, Inc.* ......................................      23,391
     270    Best Buy Company, Inc.* .......................................      20,110
      90    BJ's Wholesale Club, Inc.* ....................................       3,969
     100    Borders Group, Inc.* ..........................................       1,984
     120    Dollar Tree Stores, Inc.* .....................................       3,709
     280    Duane Reade, Inc.* ............................................       8,498
     200    Federated Department Stores* ..................................       8,180
   1,300    K Mart Corp.* .................................................       7,098
      80    Michaels Stores, Inc.* ........................................       2,636
      30    O'Reilly Automotive, Inc.* ....................................       1,094
     570    Rite Aid Corp.* ...............................................       2,884
     110    Williams-Sonoma, Inc.* ........................................       4,719
                                                                             ----------
                                                                                101,196
                                                                             ----------

   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMMON STOCKS (CONTINUED)
            TELEPHONE SYSTEMS - 0.5%
     150    CenturyTel, Inc. ..............................................  $    4,920
     360    Redback Networks, Inc.* .......................................       1,422
     360    Triton PCS Holdings, Inc.* ....................................      10,566
                                                                             ----------
                                                                                 16,908
                                                                             ----------
            TEXTILES, CLOTHING & FABRICS - 0.1%
      70    Oshkosh B'Gosh, Inc. - Class A ................................       2,936
                                                                             ----------
            TRANSPORTATION - 2.0%
     200    Canadian National Railway Co. .................................       9,656
     330    CSX Corp. .....................................................      11,567
     210    Expeditors International Washington, Inc. .....................      11,960
     500    Fleetwood Enterprises, Inc. ...................................       5,665
      90    Genesee & Wyoming, Inc. - Class A* ............................       2,939
     310    Sabre Holdings Corp.* .........................................      13,129
     150    Union Pacific Corp. ...........................................       8,550
                                                                             ----------
                                                                                 63,466
                                                                             ----------
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            WATER COMPANIES - 0.2%
     325    Philadelphia Suburban Corp. ...................................  $    7,329
                                                                             ----------
            TOTAL INVESTMENTS - 97.7%
              (Cost $3,061,582) ...........................................   3,187,433
            Other Assets and Liabilities
              (net) - 2.3% ................................................      73,941
                                                                             ----------
            TOTAL NET ASSETS - 100.0% .....................................  $3,261,374
                                                                             ==========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         ADR - American Depository Receipt
         REIT - Real Estate Investment Trust
         * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

MID CAP VALUE FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                                                                VALUE
  SHARES                                                                      (NOTE 1)
  ------                                                                      --------
            COMMON STOCKS - 98.3%
            AUTOMOTIVE - 4.0%
   2,800    American Axle & Manufacturing Holdings, Inc.* .................  $   59,864
     840    Magna International, Inc. - Class A ...........................      53,315
                                                                             ----------
                                                                                113,179
                                                                             ----------
            BANKING - 5.2%
   3,750    Amsouth Bancorporation ........................................      70,875
   2,680    Compass Bancshares, Inc. ......................................      75,844
                                                                             ----------
                                                                                146,719
                                                                             ----------
            BEVERAGES, FOOD & TOBACCO - 4.4%
   3,200    Coca-Cola Enterprises .........................................      60,608
   1,840    UST, Inc. .....................................................      64,400
                                                                             ----------
                                                                                125,008
                                                                             ----------
            CHEMICALS - 3.9%
   1,180    Eastman Chemical Co. ..........................................      46,044
   2,600    Great Lakes Chemical Corp. ....................................      63,128
                                                                             ----------
                                                                                109,172
                                                                             ----------
            COMMERCIAL SERVICES - 4.7%
   3,640    KPMG Consulting, Inc.* ........................................      60,315
   3,240    Ryder System, Inc. ............................................      71,766
                                                                             ----------
                                                                                132,081
                                                                             ----------
            COMMUNICATIONS - 2.3%
   5,230    Avaya, Inc.* ..................................................      63,544
                                                                             ----------
            COMPUTER PROGRAMMING SERVICES - 2.4%
   3,800    Macromedia, Inc.* .............................................      67,640
                                                                             ----------
            COMPUTERS & INFORMATION - 2.4%
   4,610    Sandisk Corp.* ................................................      66,384
                                                                             ----------
            ELECTRIC UTILITIES - 10.1%
   1,500    Allegheny Energy, Inc. ........................................      54,330
   2,730    FirstEnergy Corp. .............................................      95,495
   3,850    Sierra Pacific Resources ......................................      57,942
   1,610    TXU Corp. .....................................................      75,912
                                                                             ----------
                                                                                283,679
                                                                             ----------
            ELECTRONICS - 2.3%
   4,500    American Power Conversion* ....................................      65,070
                                                                             ----------
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------

            ENTERTAINMENT & LEISURE - 4.5%
   1,710    Harrah's Entertainment, Inc.* .................................  $   63,287
   3,850    Hasbro, Inc. ..................................................      62,486
                                                                             ----------
                                                                                125,773
                                                                             ----------
            FINANCIAL SERVICES - 3.2%
   2,030    Edwards (A.G.), Inc. ..........................................      89,665
                                                                             ----------
            FOREST PRODUCTS & PAPER - 2.4%
   1,200    Temple-Inland, Inc. ...........................................      68,076
                                                                             ----------
            HEALTH CARE PROVIDERS - 2.7%
   5,050    Healthsouth Corp.* ............................................      74,841
                                                                             ----------
            HEAVY MACHINERY - 2.7%
   1,610    Grainger (W.W.), Inc. .........................................      77,280
                                                                             ----------
            INSURANCE - 11.4%
   1,390    ACE Ltd. ......................................................      55,809
   3,030    Aetna, Inc. ...................................................      99,960
   5,460    Ohio Casualty Corp.* ..........................................      87,633
   2,460    Safeco Corp. ..................................................      76,629
                                                                             ----------
                                                                                320,031
                                                                             ----------
            MEDIA - BROADCASTING & PUBLISHING - 2.6%
   3,850    Belo (A.H.) Corp. - Series A ..................................      72,188
                                                                             ----------
            MEDICAL SUPPLIES - 3.6%
   2,000    Bausch & Lomb, Inc. ...........................................      75,320
   1,070    Boston Scientific Corp.* ......................................      25,808
                                                                             ----------
                                                                                101,128
                                                                             ----------
            METALS - 4.6%
   1,930    Engelhard Corp. ...............................................      53,422
   2,570    Hubbell, Inc. - Class B .......................................      75,507
                                                                             ----------
                                                                                128,929
                                                                             ----------
            OIL & GAS - 8.8%
   1,540    Burlington Resources, Inc. ....................................      57,812
   2,540    Newfield Exploration Co.* .....................................      90,195
   2,570    Valero Energy Corp. ...........................................      97,968
                                                                             ----------
                                                                                245,975
                                                                             ----------
            RETAILERS - 5.4%
   1,710    Federated Department Stores* ..................................      69,939
   1,930    Zale Corp.* ...................................................      80,828
                                                                             ----------
                                                                                150,767
                                                                             ----------

   The accompanying notes are an integral part of these financial statements.

MID CAP VALUE FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMMON STOCKS (CONTINUED)
            TELEPHONE SYSTEMS - 2.2%
   3,000    Leap Wireless International, Inc.* ............................  $   62,910
                                                                             ----------
            TRANSPORTATION - 2.5%
   2,780    Yellow Corp.* .................................................      69,778
                                                                             ----------
            TOTAL INVESTMENTS - 98.3%
              (Cost $2,558,080) ...........................................   2,759,817
            Other Assets and Liabilities
              (net) - 1.7% ................................................      46,973
                                                                             ----------
            TOTAL NET ASSETS - 100.0% .....................................  $2,806,790
                                                                             ==========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

GROWTH EQUITY FUND
ADVISED BY: GOLDMAN SACHS ASSET MANAGEMENT
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                                                                VALUE
  SHARES                                                                      (NOTE 1)
  ------                                                                      --------
            COMMON STOCKS - 93.2%
            ADVERTISING - 0.7%
   1,400    TMP Worldwide, Inc.* ..........................................  $   60,060
                                                                             ----------
            AEROSPACE & DEFENSE - 0.2%
     600    Honeywell International, Inc. .................................      20,292
                                                                             ----------
            AUTOMOTIVE - 0.4%
   1,088    Ford Motor Co. ................................................      17,103
     426    General Motors Corp. ..........................................      20,704
                                                                             ----------
                                                                                 37,807
                                                                             ----------
            BANKING - 10.6%
   1,300    Bank of America Corp. .........................................      81,835
     600    Bank of New York Co., Inc. ....................................      24,480
   3,900    Citigroup, Inc. ...............................................     196,872
   2,300    FHLMC .........................................................     150,420
   2,200    FNMA ..........................................................     174,900
   3,200    MBNA Corp. ....................................................     112,640
   2,200    State Street Corp. ............................................     114,950
   1,400    Wells Fargo Co. ...............................................      60,830
                                                                             ----------
                                                                                916,927
                                                                             ----------
            BEVERAGES, FOOD & TOBACCO - 5.5%
   1,800    Coca-Cola Co. .................................................      84,870
   3,460    Pepsico, Inc. .................................................     168,467
   3,100    Philip Morris Companies, Inc. .................................     142,135
   1,500    Wrigley (Wm.) Jr. Co. .........................................      77,055
                                                                             ----------
                                                                                472,527
                                                                             ----------
            BUILDING MATERIALS - 1.2%
   2,100    Home Depot, Inc. ..............................................     107,121
                                                                             ----------
            CHEMICALS - 1.1%
   1,000    Dow Chemical Co. ..............................................      33,780
   1,400    Du Pont (E.I.) de Nemours .....................................      59,514
                                                                             ----------
                                                                                 93,294
                                                                             ----------
            COMMERCIAL SERVICES - 2.1%
   5,500    Cendant Corp.* ................................................     107,855
   1,800    Valassis Communications, Inc.* ................................      64,116
     400    Waste Management, Inc. ........................................      12,764
                                                                             ----------
                                                                                184,735
                                                                             ----------
            COMMUNICATIONS - 2.5%
     700    American Tower Corp. - Class A* ...............................       6,629
   4,500    Crown Castle International Corp.* .............................      48,060
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMMUNICATIONS (CONTINUED)
   1,800    Echostar Communications Corp. - Class A* ......................  $   49,446
   2,240    Qualcomm, Inc.* ...............................................     113,120
                                                                             ----------
                                                                                217,255
                                                                             ----------
            COMPUTER INTEGRATED SYSTEMS DESIGN - 0.4%
   2,800    Sun Microsystems, Inc.* .......................................      34,440
                                                                             ----------
            COMPUTER PROGRAMMING SERVICES - 0.5%
   1,015    VeriSign, Inc.* ...............................................      38,611
                                                                             ----------
            COMPUTER RELATED SERVICES - 0.1%
     300    Checkfree Corp.* ..............................................       5,400
                                                                             ----------
            COMPUTER SOFTWARE & PROCESSING - 0.6%
   1,200    Intuit, Inc.* .................................................      51,312
                                                                             ----------
            COMPUTERS & INFORMATION - 4.4%
   6,700    Cisco Systems, Inc.* ..........................................     121,337
   2,300    Dell Computer Corp.* ..........................................      62,514
   3,600    EMC Corp.* ....................................................      48,384
   1,200    International Business Machines Corp. .........................     145,152
                                                                             ----------
                                                                                377,387
                                                                             ----------
            COSMETICS & PERSONAL CARE - 2.8%
     700    Avon Products .................................................      32,550
   2,000    Colgate-Palmolive Co. .........................................     115,500
     500    Gillette Co. ..................................................      16,700
   1,000    Procter & Gamble Co. ..........................................      79,130
                                                                             ----------
                                                                                243,880
                                                                             ----------
            DATA PROCESSING AND PREPARATION - 1.5%
     500    Automatic Data Processing .....................................      29,450
   1,300    First Data Corp. ..............................................     101,985
                                                                             ----------
                                                                                131,435
                                                                             ----------
            ELECTRIC UTILITIES - 0.5%
     500    Duke Energy Corp. .............................................      19,630
   1,438    Mirant Corp.* .................................................      23,037
                                                                             ----------
                                                                                 42,667
                                                                             ----------
            ELECTRICAL EQUIPMENT - 0.1%
     100    Emerson Electric Co. ..........................................       5,710
                                                                             ----------
            ELECTRONICS - 3.3%
   2,200    Energizer Holdings, Inc.* .....................................      41,910
   5,500    Intel Corp. ...................................................     172,975

   The accompanying notes are an integral part of these financial statements.

GROWTH EQUITY FUND
ADVISED BY: GOLDMAN SACHS ASSET MANAGEMENT
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMMON STOCKS (CONTINUED)
            ELECTRONICS (CONTINUED)
   1,800    Texas Instruments, Inc. .......................................  $   50,400
     600    Xilinx, Inc.* .................................................      23,430
                                                                             ----------
                                                                                288,715
                                                                             ----------
            ENTERTAINMENT & LEISURE - 2.3%
   2,800    Harrah's Entertainment, Inc.* .................................     103,628
   4,600    Liberty Media Corp. - Class A* ................................      64,400
   1,200    Metro-Goldwyn-Mayer, Inc.* ....................................      26,280
                                                                             ----------
                                                                                194,308
                                                                             ----------
            FINANCIAL SERVICES - 1.4%
     500    Merrill Lynch & Co. ...........................................      26,060
     400    Morgan Stanley Dean Witter & Co. ..............................      22,376
   4,650    Schwab (Charles) Corp. ........................................      71,936
                                                                             ----------
                                                                                120,372
                                                                             ----------
            FOREST PRODUCTS & PAPER - 0.8%
     500    International Paper Co. .......................................      20,175
     400    Kimberly-Clark Corp. ..........................................      23,920
     500    Weyerhaeuser Co. ..............................................      27,040
                                                                             ----------
                                                                                 71,135
                                                                             ----------
            HEAVY MACHINERY - 0.2%
     300    United Technologies Corp. .....................................      19,389
                                                                             ----------
            HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 3.9%
   8,400    General Electric Co. ..........................................     336,672
                                                                             ----------
            INDUSTRIAL - DIVERSIFIED - 1.4%
   2,100    Tyco International Ltd. .......................................     123,690
                                                                             ----------
            INFORMATION RETRIEVAL SERVICES - 2.5%
   6,750    AOL Time Warner, Inc.* ........................................     216,675
                                                                             ----------
            INSURANCE - 3.7%
   2,000    AMBAC Financial Group, Inc. ...................................     115,720
   2,100    American International Group ..................................     166,740
   1,300    Metlife, Inc. .................................................      41,184
                                                                             ----------
                                                                                323,644
                                                                             ----------
            LODGING - 1.5%
   1,800    Marriott International, Inc. - Class A ........................      73,170
   1,900    Starwood Hotels & Resorts World ...............................      56,715
                                                                             ----------
                                                                                129,885
                                                                             ----------
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            MANUFACTURING - 0.4%
     300    Minnesota Mining & Manufacturing Co. ..........................  $   35,463
                                                                             ----------
            MEDIA - BROADCASTING & PUBLISHING - 5.6%
     600    Belo (A.H.) Corp. - Series A ..................................      11,250
     800    Cablevision Systems Corp. - Class A* ..........................      37,960
   1,500    Cablevision Systems Corporation-Rainbow Media Group* ..........      37,050
     576    Clear Channel Communications* .................................      29,324
   1,900    Comcast Corp. - Class A* ......................................      68,400
     300    Gannett Co., Inc. .............................................      20,169
     700    New York Times Co. - Class A ..................................      30,275
   1,800    Univision Communications, Inc.* ...............................      72,828
   4,036    Viacom, Inc. - Class B* .......................................     178,189
                                                                             ----------
                                                                                485,445
                                                                             ----------
            METALS - 0.3%
     600    Alcoa, Inc. ...................................................      21,330
                                                                             ----------
            OIL & GAS - 6.2%
   1,085    ChevronTexaco Corp. ...........................................      97,227
   6,520    Exxon Mobil Corp. .............................................     256,236
   2,300    Royal Dutch Petroleum Co. .....................................     112,746
   1,100    Schlumberger Ltd. .............................................      60,445
     300    Unocal Corp. ..................................................      10,821
                                                                             ----------
                                                                                537,475
                                                                             ----------
            PHARMACEUTICALS - 10.7%
   1,400    American Home Products Corp. ..................................      85,904
     800    Amgen, Inc.* ..................................................      45,152
   3,200    Bristol-Myers Squibb Co. ......................................     163,200
   2,500    Johnson & Johnson .............................................     147,750
     900    Lilly (Eli) & Co. .............................................      70,686
   1,500    Merck & Co., Inc. .............................................      88,200
   6,525    Pfizer, Inc. ..................................................     260,021
   1,800    Schering-Plough Corp. .........................................      64,458
                                                                             ----------
                                                                                925,371
                                                                             ----------
            PREPACKAGED SOFTWARE - 5.4%
   6,000    Microsoft Corp.* ..............................................     397,500
   5,100    Oracle Corp.* .................................................      70,431
                                                                             ----------
                                                                                467,931
                                                                             ----------
            RESTAURANTS - 0.8%
   2,700    McDonald's Corp. ..............................................      71,469
                                                                             ----------

   The accompanying notes are an integral part of these financial statements.

GROWTH EQUITY FUND
ADVISED BY: GOLDMAN SACHS ASSET MANAGEMENT
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMMON STOCKS (CONTINUED)
            RETAILERS - 3.9%
   2,400    Walgreen Co. ..................................................  $   80,784
   4,400    Wal-Mart Stores, Inc. .........................................     253,220
                                                                             ----------
                                                                                334,004
                                                                             ----------
            TELEPHONE SYSTEMS - 3.0%
   1,374    AT&T Corp. ....................................................      24,924
   2,400    SBC Communications, Inc. ......................................      94,008
     500    Sprint Corp. (FON Group) ......................................      10,040
   2,800    Sprint Corp. (PCS Group)* .....................................      68,348
   1,264    Verizon Communications ........................................      59,990
                                                                             ----------
                                                                                257,310
                                                                             ----------
            TRANSPORTATION - 0.7%
   1,500    Sabre Holdings Corp.* .........................................      63,525
                                                                             ----------
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            TOTAL COMMON STOCKS
              (Cost $8,593,806) ...........................................  $8,064,668
            MUTUAL FUNDS - 4.1%
   3,108    S&P 500 Depository Receipt                                       $  355,244
              (Cost $443,255) .............................................
                                                                             ----------
            TOTAL INVESTMENTS - 97.3%
              (Cost $9,037,061) ...........................................   8,419,912
                                                                             ----------
            Other Assets and Liabilities
              (net) - 2.7% ................................................     229,283
                                                                             ----------
            TOTAL NET ASSETS - 100.0% .....................................  $8,649,195
                                                                             ==========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

BLUE CHIP FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                                                                VALUE
  SHARES                                                                      (NOTE 1)
  ------                                                                      --------
            COMMON STOCKS - 96.9%
            ADVERTISING - 0.6%
     550    Interpublic Group Cos., Inc. ..................................  $   16,247
                                                                             ----------
            AEROSPACE & DEFENSE - 0.5%
     150    General Dynamics Corp. ........................................      11,946
                                                                             ----------
            APPAREL RETAILERS - 0.5%
     200    Kohls Corp.* ..................................................      14,088
                                                                             ----------
            BANKING - 9.3%
   1,900    Citigroup, Inc. ...............................................      95,912
     600    FHLMC .........................................................      39,240
     550    Fifth Third Bancorp ...........................................      33,731
     600    FNMA ..........................................................      47,700
     600    Wells Fargo Co. ...............................................      26,070
                                                                             ----------
                                                                                242,653
                                                                             ----------
            BEVERAGES, FOOD & TOBACCO - 3.1%
     650    Pepsico, Inc. .................................................      31,648
     500    Safeway, Inc.* ................................................      20,875
   1,100    Sysco Corp. ...................................................      28,842
                                                                             ----------
                                                                                 81,365
                                                                             ----------
            BUILDING MATERIALS - 2.6%
   1,350    Home Depot, Inc. ..............................................      68,863
                                                                             ----------
            CHEMICALS - 0.7%
     400    Air Products & Chemicals, Inc. ................................      18,764
                                                                             ----------
            COMMUNICATIONS - 1.1%
   1,000    Nokia Corp. - ADR .............................................      24,530
     100    Qualcomm, Inc.* ...............................................       5,050
                                                                             ----------
                                                                                 29,580
                                                                             ----------
            COMPUTER INTEGRATED SYSTEMS DESIGN - 0.8%
   1,750    Sun Microsystems, Inc.* .......................................      21,525
                                                                             ----------
            COMPUTERS & INFORMATION - 4.6%
   3,700    Cisco Systems, Inc.* ..........................................      67,007
     550    Dell Computer Corp.* ..........................................      14,949
     550    EMC Corp.* ....................................................       7,392
     250    International Business Machines Corp. .........................      30,240
                                                                             ----------
                                                                                119,588
                                                                             ----------
            COSMETICS & PERSONAL CARE - 1.1%
     500    Colgate-Palmolive Co. .........................................      28,875
                                                                             ----------
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            DATA PROCESSING AND PREPARATION - 2.4%
     500    First Data Corp. ..............................................  $   39,225
     550    Fiserv, Inc.* .................................................      23,276
                                                                             ----------
                                                                                 62,501
                                                                             ----------
            ELECTRIC UTILITIES - 0.9%
     600    Duke Energy Corp. .............................................      23,556
                                                                             ----------
            ELECTRONICS - 5.2%
     650    Altera Corp.* .................................................      13,793
     450    Analog Devices, Inc.* .........................................      19,975
     850    Intel Corp. ...................................................      26,732
     150    Linear Technology Corp. .......................................       5,856
   1,250    Sanmina Corp.* ................................................      24,875
     800    Texas Instruments, Inc. .......................................      22,400
     600    Xilinx, Inc.* .................................................      23,430
                                                                             ----------
                                                                                137,061
                                                                             ----------
            FINANCIAL SERVICES - 5.5%
     150    Goldman Sachs Group, Inc. .....................................      13,912
   1,050    JP Morgan Chase & Co. .........................................      38,167
     900    Merrill Lynch & Co. ...........................................      46,908
     800    Morgan Stanley Dean Witter & Co. ..............................      44,752
                                                                             ----------
                                                                                143,739
                                                                             ----------
            HEALTH CARE PROVIDERS - 2.0%
     800    HCA - The Healthcare Company ..................................      30,832
     300    UnitedHealth Group, Inc. ......................................      21,231
                                                                             ----------
                                                                                 52,063
                                                                             ----------
            HEAVY MACHINERY - 2.2%
     850    Applied Materials, Inc.* ......................................      34,085
     350    United Technologies Corp. .....................................      22,620
                                                                             ----------
                                                                                 56,705
                                                                             ----------
            HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 4.9%
   3,200    General Electric Co. ..........................................     128,256
                                                                             ----------
            INDUSTRIAL - DIVERSIFIED - 3.3%
   1,450    Tyco International Ltd. .......................................      85,405
                                                                             ----------
            INFORMATION RETRIEVAL SERVICES - 1.9%
   1,550    AOL Time Warner, Inc.* ........................................      49,755
                                                                             ----------
            INSURANCE - 3.9%
     200    ACE Ltd. ......................................................       8,030
     950    American International Group ..................................      75,430

   The accompanying notes are an integral part of these financial statements.

BLUE CHIP FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMMON STOCKS (CONTINUED)
            INSURANCE (CONTINUED)
     450    Prudential Financial, Inc.* ...................................  $   14,936
      50    XL Capital - Class A ..........................................       4,568
                                                                             ----------
                                                                                102,964
                                                                             ----------
            MEDIA - BROADCASTING & PUBLISHING - 1.2%
     700    Viacom, Inc. - Class B* .......................................      30,905
                                                                             ----------
            MEDICAL SUPPLIES - 5.7%
     600    Allergan, Inc. ................................................      45,030
     500    Baxter International, Inc. ....................................      26,815
     600    KLA - Tencor Corp.* ...........................................      29,736
     750    Medtronic, Inc. ...............................................      38,408
     100    St. Jude Medical, Inc.* .......................................       7,765
                                                                             ----------
                                                                                147,754
                                                                             ----------
            METALS - 0.7%
     500    Alcoa, Inc. ...................................................      17,775
                                                                             ----------
            OIL & GAS - 5.0%
     500    Dynegy, Inc. - Class A ........................................      12,750
     400    El Paso Corp. .................................................      17,844
     300    Ensco International, Inc. .....................................       7,455
   1,950    Exxon Mobil Corp. .............................................      76,635
     300    Schlumberger Ltd. .............................................      16,485
                                                                             ----------
                                                                                131,169
                                                                             ----------
            PHARMACEUTICALS - 12.9%
     350    Abbott Laboratories ...........................................      19,513
     350    American Home Products Corp. ..................................      21,476
     550    Amgen, Inc.* ..................................................      31,042
     800    Bristol-Myers Squibb Co. ......................................      40,800
     450    Cardinal Health, Inc. .........................................      29,097
   1,100    Johnson & Johnson .............................................      65,010
   2,200    Pfizer, Inc. ..................................................      87,670
     350    Pharmacia Corp. ...............................................      14,928
     550    Schering-Plough Corp. .........................................      19,696
     300    Zimmer Holdings, Inc.* ........................................       9,162
                                                                             ----------
                                                                                338,394
                                                                             ----------
            PREPACKAGED SOFTWARE - 5.6%
   1,350    Microsoft Corp.* ..............................................      89,438
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            PREPACKAGED SOFTWARE (CONTINUED)
   1,850    Oracle Corp.* .................................................  $   25,549
     700    Veritas Software Corp.* .......................................      31,381
                                                                             ----------
                                                                                146,368
                                                                             ----------
            RETAILERS - 5.4%
     450    Bed Bath & Beyond, Inc.* ......................................      15,255
     300    Costco Wholesale Corp.* .......................................      13,314
     800    Target Corp. ..................................................      32,840
     350    Walgreen Co. ..................................................      11,781
   1,200    Wal-Mart Stores, Inc. .........................................      69,060
                                                                             ----------
                                                                                142,250
                                                                             ----------
            TELEPHONE SYSTEMS - 2.8%
     350    Bellsouth Corp. ...............................................      13,353
     900    SBC Communications, Inc. ......................................      35,253
   1,000    Vodafone Group Plc - ADR ......................................      25,680
                                                                             ----------
                                                                                 74,286
                                                                             ----------
            TRANSPORTATION - 0.5%
     250    Canadian National Railway Co. .................................      12,070
                                                                             ----------
            TOTAL COMMON STOCKS
              (Cost $2,568,770) ...........................................  $2,536,470
                                                                             ----------

  PAR
 VALUE
 -----

            SHORT TERM INSTRUMENTS - 1.9%
            U.S. GOVERNMENT - 1.9%
            US Treasury Bill, 1.63%, due 03/21/02
  50,000      (Cost $49,794) ..............................................  $   49,794
                                                                             ----------
            TOTAL INVESTMENTS - 98.8%
              (Cost $2,618,564) ...........................................   2,586,264
            Other Assets and Liabilities
              (net) - 1.2% ................................................      30,527
                                                                             ----------
            TOTAL NET ASSETS - 100.0% .....................................  $2,616,791
                                                                             ==========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         ADR - American Depository Receipt
         * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

DISCIPLINED EQUITY FUND
ADVISED BY: J.P. MORGAN INVESTMENT MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                                                                VALUE
  SHARES                                                                      (NOTE 1)
  ------                                                                      --------
            COMMON STOCKS - 99.4%
            AEROSPACE & DEFENSE - 0.5%
     500    Boeing Co. ....................................................  $    19,390
     100    General Dynamics Corp. ........................................        7,964
     500    Goodrich (B.F.) Co. ...........................................       13,310
     300    Lockheed Martin Corp. .........................................       14,001
                                                                             -----------
                                                                                  54,665
                                                                             -----------
            AIRLINES - 0.3%
     200    AMR Corp.* ....................................................        4,434
     800    Delta Air Lines, Inc. .........................................       23,408
     100    FedEx Corp.* ..................................................        5,188
                                                                             -----------
                                                                                  33,030
                                                                             -----------
            APPAREL RETAILERS - 0.9%
   1,100    Abercrombie & Fitch Co. - Class A* ............................       29,183
   1,000    Kohls Corp.* ..................................................       70,440
                                                                             -----------
                                                                                  99,623
                                                                             -----------
            AUTOMOTIVE - 0.4%
     600    Delphi Automotive Systems .....................................        8,196
     100    Harley-Davidson, Inc. .........................................        5,431
     300    ITT Industries, Inc. ..........................................       15,150
     300    Lear Corp.* ...................................................       11,442
     100    Rockwell International Corp. ..................................        1,786
     600    Visteon Corp. .................................................        9,024
                                                                             -----------
                                                                                  51,029
                                                                             -----------
            BANKING - 11.2%
     400    Americredit* ..................................................       12,620
     200    Astoria Financial Corp. .......................................        5,292
     400    Bank of New York Co., Inc. ....................................       16,320
   2,800    Bank One Corp. ................................................      109,340
     300    Banknorth Group, Inc. .........................................        6,756
     100    BB&T Corp. ....................................................        3,611
   1,400    Capital One Financial Corp. ...................................       75,530
   7,900    Citigroup, Inc. ...............................................      398,792
     200    Compass Bancshares, Inc. ......................................        5,660
   1,200    FHLMC .........................................................       78,480
   2,000    FNMA ..........................................................      159,000
     400    Golden State Bancorp ..........................................       10,460
     600    Greenpoint Financial Corp. ....................................       21,450
     400    Hibernia Corp. - Class A ......................................        7,116
     600    Household International, Inc. .................................       34,764
     100    Marshall & Ilsley Corp. .......................................        6,328
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            BANKING (CONTINUED)
     500    MBNA Corp. ....................................................  $    17,600
     400    National Commerce Financial Corp. .............................       10,120
     200    Northern Trust Corp. ..........................................       12,044
   1,000    PNC Bank Corp. ................................................       56,200
     200    Southtrust Corp. ..............................................        4,934
     200    Suntrust Banks, Inc. ..........................................       12,540
     400    Union Planters Corp. ..........................................       18,052
   5,400    US Bancorp ....................................................      113,022
     600    Wachovia Corp. ................................................       18,816
   2,400    Washington Mutual, Inc. .......................................       78,480
     100    Wilmington Trust Corp. ........................................        6,331
                                                                             -----------
                                                                               1,299,658
                                                                             -----------
            BEVERAGES, FOOD & TOBACCO - 5.7%
   2,900    Coca-Cola Co. .................................................      136,735
   1,300    Kraft Foods, Inc. .............................................       44,239
   1,300    Pepsico, Inc. .................................................       63,297
   5,000    Philip Morris Companies, Inc. .................................      229,250
   2,100    Safeway, Inc.* ................................................       87,675
   1,600    Sysco Corp. ...................................................       41,952
   1,100    Unilever N.V. .................................................       63,371
                                                                             -----------
                                                                                 666,519
                                                                             -----------
            BUILDING MATERIALS - 1.8%
   4,200    Home Depot, Inc. ..............................................      214,242
                                                                             -----------
            CHEMICALS - 1.1%
   1,300    Dow Chemical Co. ..............................................       43,914
     700    PPG Industries, Inc. ..........................................       36,204
     800    Praxair, Inc. .................................................       44,200
                                                                             -----------
                                                                                 124,318
                                                                             -----------
            COMMERCIAL SERVICES - 1.5%
   4,800    Cendant Corp.* ................................................       94,128
     100    eBay, Inc.* ...................................................        6,690
     100    Monsanto Co. ..................................................        3,380
   2,000    Waste Management, Inc. ........................................       63,820
                                                                             -----------
                                                                                 168,018
                                                                             -----------
            COMMUNICATIONS - 1.5%
     900    American Tower Corp. - Class A* ...............................        8,523
   1,100    Ciena Corp.* ..................................................       15,741
   2,200    JDS Uniphase Corp.* ...........................................       19,206
     200    Juniper Networks* .............................................        3,790
   5,300    Motorola, Inc. ................................................       79,606

   The accompanying notes are an integral part of these financial statements.

DISCIPLINED EQUITY FUND
ADVISED BY: J.P. MORGAN INVESTMENT MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMMON STOCKS (CONTINUED)
            COMMUNICATIONS (CONTINUED)
     800    Nextel Communications Inc. - Class A* .........................  $     8,768
     700    Qualcomm, Inc.* ...............................................       35,350
                                                                             -----------
                                                                                 170,984
                                                                             -----------
            COMPUTER INTEGRATED SYSTEMS DESIGN - 0.5%
   5,100    Sun Microsystems, Inc.* .......................................       62,730
                                                                             -----------
            COMPUTER PROGRAMMING SERVICES - 0.1%
     300    VeriSign, Inc.* ...............................................       11,412
                                                                             -----------
            COMPUTER SOFTWARE & PROCESSING - 0.2%
     400    Electronic Data Systems Corp. .................................       27,420
                                                                             -----------
            COMPUTERS & INFORMATION - 5.4%
  11,200    Cisco Systems, Inc.* ..........................................      202,832
     300    Compaq Computer Corp. .........................................        2,928
   3,400    Dell Computer Corp.* ..........................................       92,412
     300    EMC Corp.* ....................................................        4,032
     900    Hewlett-Packard Co. ...........................................       18,486
     500    Instinet Group* ...............................................        5,025
   2,500    International Business Machines Corp. .........................      302,400
                                                                             -----------
                                                                                 628,115
                                                                             -----------
            COSMETICS & PERSONAL CARE - 2.2%
   1,200    Colgate-Palmolive Co. .........................................       69,300
   1,000    Gillette Co. ..................................................       33,400
   1,900    Procter & Gamble Co. ..........................................      150,347
                                                                             -----------
                                                                                 253,047
                                                                             -----------
            DATA PROCESSING AND PREPARATION - 0.8%
     700    Automatic Data Processing .....................................       41,230
   1,300    NCR Corp.* ....................................................       47,918
                                                                             -----------
                                                                                  89,148
                                                                             -----------
            ELECTRIC UTILITIES - 2.6%
     200    Ameren Corp. ..................................................        8,460
     400    Cinergy Corp. .................................................       13,372
     700    CMS Energy Corp. ..............................................       16,821
     100    Constellation Energy Group, Inc. ..............................        2,655
     100    Dominion Resources, Inc. ......................................        6,010
     700    DTE Energy Co. ................................................       29,358
   1,800    Edison International* .........................................       27,180
   1,900    Entergy Corp. .................................................       74,309
     100    FPL Group, Inc. ...............................................        5,640
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            ELECTRIC UTILITIES (CONTINUED)
   1,900    PG&E Corp.* ...................................................  $    36,556
     300    Pinnacle West Capital Corp. ...................................       12,555
     200    Potomac Electric Power ........................................        4,514
     400    PPL Corp. .....................................................       13,940
     700    Progress Energy, Inc. .........................................       31,521
     300    Wisconsin Energy Corp. ........................................        6,768
     300    XCEL Energy, Inc. .............................................        8,322
                                                                             -----------
                                                                                 297,981
                                                                             -----------
            ELECTRICAL EQUIPMENT - 0.2%
     300    Emerson Electric Co. ..........................................       17,130
                                                                             -----------
            ELECTRONICS - 3.7%
   1,200    Altera Corp.* .................................................       25,464
     400    Analog Devices, Inc.* .........................................       17,756
   8,100    Intel Corp. ...................................................      254,745
     300    Lattice Semiconductor Corp.* ..................................        6,171
     500    Linear Technology Corp. .......................................       19,520
     200    Maxim Integrated Products* ....................................       10,502
     100    PMC-Sierra, Inc.* .............................................        2,126
   1,800    Texas Instruments, Inc. .......................................       50,400
   1,200    Xilinx, Inc.* .................................................       46,860
                                                                             -----------
                                                                                 433,544
                                                                             -----------
            ENTERTAINMENT & LEISURE - 0.8%
     700    Eastman Kodak Co. .............................................       20,601
     700    Hasbro, Inc. ..................................................       11,361
   2,000    Liberty Media Corp. - Class A* ................................       28,000
   2,000    Mattel, Inc. ..................................................       34,400
                                                                             -----------
                                                                                  94,362
                                                                             -----------
            FINANCIAL SERVICES - 2.6%
     100    CarrAmerica Realty Corp. REIT .................................        3,010
   2,000    Countrywide Credit Industries, Inc. ...........................       81,940
   2,300    E*trade Group, Inc.* ..........................................       23,575
     400    Equity Office Properties Trust REIT ...........................       12,032
     100    General Growth Properties, Inc. REIT ..........................        3,880
     600    Goldman Sachs Group, Inc. .....................................       55,650
     100    Hospitality Properties Trust REIT .............................        2,950
     200    IndyMac Bancorp, Inc.* ........................................        4,676
     200    Merrill Lynch & Co. ...........................................       10,424
     200    Prologis Trust REIT ...........................................        4,302
   4,300    Schwab (Charles) Corp. ........................................       66,521

   The accompanying notes are an integral part of these financial statements.

DISCIPLINED EQUITY FUND
ADVISED BY: J.P. MORGAN INVESTMENT MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMMON STOCKS (CONTINUED)
            FINANCIAL SERVICES (CONTINUED)
   1,000    Stilwell Financial, Inc. ......................................  $    27,220
     300    T. Rowe Price Group, Inc. .....................................       10,419
                                                                             -----------
                                                                                 306,599
                                                                             -----------
            FOOD RETAILERS - 0.0%
     100    Albertson's, Inc. .............................................        3,149
                                                                             -----------
            FOREST PRODUCTS & PAPER - 0.5%
     400    Georgia-Pacific Group .........................................       11,044
     400    Kimberly-Clark Corp. ..........................................       23,920
     100    Temple-Inland, Inc. ...........................................        5,673
     400    Weyerhaeuser Co. ..............................................       21,632
                                                                             -----------
                                                                                  62,269
                                                                             -----------
            HEALTH CARE PROVIDERS - 1.0%
     800    HCA - The Healthcare Company ..................................       30,832
   1,100    Human Genome Sciences, Inc.* ..................................       37,092
     900    Tenet Healthcare Corp.* .......................................       52,848
                                                                             -----------
                                                                                 120,772
                                                                             -----------
            HEAVY MACHINERY - 2.0%
   1,500    Applied Materials, Inc.* ......................................       60,150
     300    Baker Hughes, Inc. ............................................       10,941
     300    Caterpillar, Inc. .............................................       15,675
     600    Cooper Cameron Corp.* .........................................       24,216
     400    Grainger (W.W.), Inc. .........................................       19,200
     400    Ingersoll-Rand Co. ............................................       16,724
   1,300    United Technologies Corp. .....................................       84,019
                                                                             -----------
                                                                                 230,925
                                                                             -----------
            HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 4.4%
   1,400    Gemstar-TV Guide International, Inc.* .........................       38,780
  11,000    General Electric Co. ..........................................      440,880
     400    Johnson Controls, Inc. ........................................       32,300
                                                                             -----------
                                                                                 511,960
                                                                             -----------
            HOUSEHOLD PRODUCTS - 0.0%
     100    Rohm & Haas Co. ...............................................        3,463
                                                                             -----------
            INDUSTRIAL - DIVERSIFIED - 2.0%
   4,000    Tyco International Ltd. .......................................      235,600
                                                                             -----------
            INFORMATION RETRIEVAL SERVICES - 1.2%
   4,500    AOL Time Warner, Inc.* ........................................      144,450
                                                                             -----------
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            INSURANCE - 4.7%
   1,700    Aflac, Inc. ...................................................  $    41,752
     700    AMBAC Financial Group, Inc. ...................................       40,502
   2,000    American International Group ..................................      158,800
     700    Cigna Corp. ...................................................       64,855
     100    Hartford Financial Services Group .............................        6,283
     500    Jefferson-Pilot Corp. .........................................       23,135
     600    Lincoln National Corp. ........................................       29,142
     700    MBIA, Inc. ....................................................       37,541
   1,800    Metlife, Inc. .................................................       57,024
     200    Protective Life Corp. .........................................        5,786
     900    Prudential Financial, Inc.* ...................................       29,871
     900    Torchmark Corp. ...............................................       35,397
     500    UnumProvident Corp. ...........................................       13,255
                                                                             -----------
                                                                                 543,343
                                                                             -----------
            LODGING - 0.5%
     900    Marriott International, Inc. - Class A ........................       36,585
     600    Starwood Hotels & Resorts World ...............................       17,910
                                                                             -----------
                                                                                  54,495
                                                                             -----------
            MEDIA - BROADCASTING & PUBLISHING - 2.4%
     300    Adelphia Communications - Class A* ............................        9,354
   1,500    Charter Communications, Inc. - Class A* .......................       24,645
   1,900    Comcast Corp. - Class A* ......................................       68,400
     500    Fox Entertainment Group, Inc. - Class A* ......................       13,265
     900    Gannett Co., Inc. .............................................       60,507
   2,300    Viacom, Inc. - Class B* .......................................      101,545
                                                                             -----------
                                                                                 277,716
                                                                             -----------
            MEDICAL SUPPLIES - 2.3%
     200    Bard (C.R.), Inc. .............................................       12,900
   1,800    Baxter International, Inc. ....................................       96,534
   1,000    Becton Dickinson & Co. ........................................       33,150
     600    Danaher Corp. .................................................       36,186
     300    Eaton Corp. ...................................................       22,323
     700    Guidant Corp.* ................................................       34,860
     100    Medtronic, Inc. ...............................................        5,121
     300    St. Jude Medical, Inc.* .......................................       23,295
                                                                             -----------
                                                                                 264,369
                                                                             -----------
            METALS - 1.2%
     700    Alcan Aluminum ................................................       25,151

   The accompanying notes are an integral part of these financial statements.

DISCIPLINED EQUITY FUND
ADVISED BY: J.P. MORGAN INVESTMENT MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMMON STOCKS (CONTINUED)
            METALS (CONTINUED)
   2,500    Alcoa, Inc. ...................................................  $    88,875
     100    Cooper Industries, Inc. .......................................        3,492
     800    Masco Corp. ...................................................       19,600
                                                                             -----------
                                                                                 137,118
                                                                             -----------
            OIL & GAS - 6.6%
     100    Anadarko Petroleum Corp. ......................................        5,685
   1,900    ChevronTexaco Corp. ...........................................      170,259
     700    Conoco, Inc. ..................................................       19,810
     700    Diamond Offshore Driling, Inc. ................................       21,280
     900    Dynegy, Inc. - Class A ........................................       22,950
   1,900    El Paso Corp. .................................................       84,759
   8,800    Exxon Mobil Corp. .............................................      345,840
     400    Phillips Petroleum Co. ........................................       24,104
   1,100    Royal Dutch Petroleum Co. .....................................       53,922
     600    Transocean Sedco Forex, Inc. ..................................       20,292
                                                                             -----------
                                                                                 768,901
                                                                             -----------
            PHARMACEUTICALS - 11.0%
   1,400    Abbott Laboratories ...........................................       78,050
   3,400    American Home Products Corp. ..................................      208,624
   2,100    Amgen, Inc.* ..................................................      118,524
   1,400    Bristol-Myers Squibb Co. ......................................       71,400
     400    Cardinal Health, Inc. .........................................       25,864
     800    Forest Laboratories - Class A* ................................       65,560
   2,900    Johnson & Johnson .............................................      171,390
   1,700    Lilly (Eli) & Co. .............................................      133,518
   1,100    Merck & Co., Inc. .............................................       64,680
   5,200    Pfizer, Inc. ..................................................      207,220
     400    Pharmacia Corp. ...............................................       17,060
   3,000    Schering-Plough Corp. .........................................      107,430
     500    Vertex Pharmaceuticals, Inc.* .................................       12,295
                                                                             -----------
                                                                               1,281,615
                                                                             -----------
            PREPACKAGED SOFTWARE - 5.3%
   1,000    BEA Systems, Inc.* ............................................       15,400
     500    Citrix Systems, Inc.* .........................................       11,330
     100    Computer Associates International, Inc. .......................        3,449
   6,700    Microsoft Corp.* ..............................................      443,875
   5,600    Oracle Corp.* .................................................       77,336
   1,300    Siebel Systems, Inc.* .........................................       36,374
     500    Veritas Software Corp.* .......................................       22,415
                                                                             -----------
                                                                                 610,179
                                                                             -----------
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            RESTAURANTS - 0.5%
   2,100    McDonald's Corp. ..............................................  $    55,587
                                                                             -----------
            RETAILERS - 3.6%
     600    Bed Bath & Beyond, Inc.* ......................................       20,340
     300    Costco Wholesale Corp.* .......................................       13,314
     100    CVS Corp. .....................................................        2,960
     400    Federated Department Stores* ..................................       16,360
   1,800    Target Corp. ..................................................       73,890
   1,500    TJX Companies, Inc. ...........................................       59,790
     200    Walgreen Co. ..................................................        6,732
   4,000    Wal-Mart Stores, Inc. .........................................      230,200
                                                                             -----------
                                                                                 423,586
                                                                             -----------
            TELEPHONE SYSTEMS - 5.4%
   3,500    AT&T Corp. ....................................................       63,490
   2,000    AT&T Wireless Services, Inc.* .................................       28,740
   1,400    Bellsouth Corp. ...............................................       53,410
   4,000    Qwest Communications International ............................       56,520
   2,800    SBC Communications, Inc. ......................................      109,676
   2,500    Sprint Corp. (PCS Group)* .....................................       61,025
   4,000    Verizon Communications ........................................      189,840
   4,400    Worldcom, Inc.* ...............................................       61,952
     100    Worldcom, Inc. - MCI Group ....................................        1,270
                                                                             -----------
                                                                                 625,923
                                                                             -----------
            TEXTILES, CLOTHING & FABRICS - 0.5%
     600    Jones Apparel Group, Inc.* ....................................       19,902
     600    NIKE, Inc. - Class B ..........................................       33,744
                                                                             -----------
                                                                                  53,646
                                                                             -----------
            TRANSPORTATION - 0.3%
   1,300    Burlington Northern Santa Fe Co. ..............................       37,089
                                                                             -----------
            TOTAL INVESTMENTS - 99.4%
              (Cost $12,017,645) ..........................................   11,549,729
            Other Assets and Liabilities
              (net) - 0.6% ................................................       70,150
                                                                             -----------
            TOTAL NET ASSETS - 100.0% .....................................  $11,619,879
                                                                             ===========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         REIT - Real Estate Investment Trust
         * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

VALUE EQUITY FUND
ADVISED BY:SALOMON BROTHERS ASSET MANAGEMENT INC
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                                                                VALUE
  SHARES                                                                      (NOTE 1)
  ------                                                                      --------
            COMMON STOCKS - 92.8%
            AEROSPACE & DEFENSE - 1.4%
   4,100    Honeywell International, Inc. .................................  $   138,662
                                                                             -----------
            APPAREL RETAILERS - 1.4%
  10,100    Gap, Inc. .....................................................      140,794
                                                                             -----------
            BANKING - 14.7%
   4,700    American Express Co. ..........................................      167,743
   2,000    Bank of America Corp. .........................................      125,900
   3,800    Bank of New York Co., Inc. ....................................      155,040
   2,000    FHLMC .........................................................      130,800
   4,400    Fleet Boston Corp. ............................................      160,600
   2,800    Household International, Inc. .................................      162,232
   3,900    MBNA Corp. ....................................................      137,280
   7,800    US Bancorp ....................................................      163,254
   5,300    Washington Mutual, Inc. .......................................      173,310
   3,200    Wells Fargo Co. ...............................................      139,040
                                                                             -----------
                                                                               1,515,199
                                                                             -----------
            BEVERAGES, FOOD & TOBACCO - 6.6%
   6,200    Conagra Foods, Inc. ...........................................      147,374
   1,900    Kraft Foods, Inc. .............................................       64,657
   3,500    Philip Morris Companies, Inc. .................................      160,475
   2,100    RJ Reynolds Tobacco Holdings, Inc. ............................      118,230
   4,400    Safeway, Inc.* ................................................      183,700
                                                                             -----------
                                                                                 674,436
                                                                             -----------
            CHEMICALS - 0.8%
   2,400    Dow Chemical Co. ..............................................       81,072
                                                                             -----------
            COMMUNICATIONS - 4.2%
   7,200    Comverse Technology, Inc.* ....................................      161,064
  10,400    Motorola, Inc. ................................................      156,208
   4,600    Nokia Corp. - ADR .............................................      112,838
                                                                             -----------
                                                                                 430,110
                                                                             -----------
            COMPUTER INTEGRATED SYSTEMS DESIGN - 1.8%
   6,200    3Com Corp.* ...................................................       39,556
  12,200    Sun Microsystems, Inc.* .......................................      150,060
                                                                             -----------
                                                                                 189,616
                                                                             -----------
            COMPUTER SOFTWARE & PROCESSING - 0.3%
  17,500    Genuity, Inc.* ................................................       27,650
                                                                             -----------
            COMPUTERS & INFORMATION - 4.8%
  14,000    Compaq Computer Corp. .........................................      136,640
   4,900    Dell Computer Corp.* ..........................................      133,182
   5,200    Hewlett-Packard Co. ...........................................      106,808
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMPUTERS & INFORMATION (CONTINUED)
   1,000    International Business Machines Corp. .........................  $   120,960
                                                                             -----------
                                                                                 497,590
                                                                             -----------
            ELECTRONICS - 2.2%
   6,000    General Motors Corp. - Class H* ...............................       92,700
   1,200    Intel Corp. ...................................................       37,740
   3,000    National Semiconductor Corp.* .................................       92,370
                                                                             -----------
                                                                                 222,810
                                                                             -----------
            ENTERTAINMENT & LEISURE - 2.3%
   6,900    Liberty Media Corp. - Class A* ................................       96,600
   5,400    News Corp. ADR ................................................      142,884
                                                                             -----------
                                                                                 239,484
                                                                             -----------
            FINANCIAL SERVICES - 6.4%
   1,800    Goldman Sachs Group, Inc. .....................................      166,950
   3,200    Merrill Lynch & Co. ...........................................      166,784
   2,600    Morgan Stanley Dean Witter & Co. ..............................      145,444
   5,700    Waddell & Reed Financial, Inc. - Class A ......................      183,540
                                                                             -----------
                                                                                 662,718
                                                                             -----------
            FOREST PRODUCTS & PAPER - 3.1%
   3,600    International Paper Co. .......................................      145,260
   2,900    Kimberly-Clark Corp. ..........................................      173,420
                                                                             -----------
                                                                                 318,680
                                                                             -----------
            HEALTH CARE PROVIDERS - 1.7%
   4,400    HCA - The Healthcare Company ..................................      169,576
                                                                             -----------
            HEAVY MACHINERY - 1.4%
   2,200    United Technologies Corp. .....................................      142,186
                                                                             -----------
            INSURANCE - 3.5%
   1,200    American International Group ..................................       95,280
   4,600    Manulife Financial Corp. ......................................      119,876
   1,000    Prudential Financial, Inc.* ...................................       33,190
   1,200    XL Capital - Class A ..........................................      109,632
                                                                             -----------
                                                                                 357,978
                                                                             -----------
            LODGING - 0.5%
   1,600    MGM Mirage, Inc.* .............................................       46,192
                                                                             -----------
            METALS - 1.5%
   4,400    Alcoa, Inc. ...................................................      156,420
                                                                             -----------
            OIL & GAS - 11.9%
   1,200    Amerada Hess Corp. ............................................       75,000

   The accompanying notes are an integral part of these financial statements.

VALUE EQUITY FUND
ADVISED BY:SALOMON BROTHERS ASSET MANAGEMENT INC
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMMON STOCKS (CONTINUED)
            OIL & GAS (CONTINUED)
   3,700    Burlington Resources, Inc. ....................................  $   138,898
   4,600    Conoco, Inc. ..................................................      130,180
   3,922    El Paso Corp. .................................................      174,960
   1,915    PanCanadian Energy Corp. ......................................       49,790
   2,100    Royal Dutch Petroleum Co. .....................................      102,942
   1,900    Total Fina SA - ADR ...........................................      133,456
   5,300    Transocean Sedco Forex, Inc. ..................................      179,246
   3,500    USX-Marathon Group, Inc. ......................................      105,000
   5,300    Williams Cos., Inc. ...........................................      135,256
                                                                             -----------
                                                                               1,224,728
                                                                             -----------
            PHARMACEUTICALS - 4.5%
   1,800    Merck & Co., Inc. .............................................      105,840
   4,800    Novartis - ADR ................................................      175,200
   2,200    Pfizer, Inc. ..................................................       87,670
   2,200    Pharmacia Corp. ...............................................       93,830
                                                                             -----------
                                                                                 462,540
                                                                             -----------
            PREPACKAGED SOFTWARE - 1.1%
   3,200    Computer Associates International, Inc. .......................      110,368
                                                                             -----------
            RESTAURANTS - 1.3%
   5,200    McDonald's Corp. ..............................................      137,644
                                                                             -----------
            RETAILERS - 4.7%
   2,400    Costco Wholesale Corp.* .......................................      106,512
   1,500    Dollar General ................................................       22,350
   4,800    Federated Department Stores* ..................................      196,320
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            RETAILERS (CONTINUED)
   3,600    RadioShack Corp. ..............................................  $   108,360
   1,300    Target Corp. ..................................................       53,365
                                                                             -----------
                                                                                 486,907
                                                                             -----------
            TELEPHONE SYSTEMS - 9.4%
   2,300    Alltel Corp. ..................................................      141,979
  11,000    AT&T Corp. ....................................................      199,540
   8,599    AT&T Wireless Services, Inc.* .................................      123,568
   2,500    SBC Communications, Inc. ......................................       97,925
   7,400    Sprint Corp. (FON Group) ......................................      148,592
   3,700    Verizon Communications ........................................      175,602
   5,500    Worldcom, Inc.* ...............................................       77,440
                                                                             -----------
                                                                                 964,646
                                                                             -----------
            TRANSPORTATION - 1.3%
   2,300    Canadian National Railway Co. .................................      111,044
   1,400    Canadian Pacific Railway Ltd. .................................       27,300
                                                                             -----------
                                                                                 138,344
                                                                             -----------
            TOTAL INVESTMENTS - 92.8%
              (Cost $9,415,881) ...........................................    9,536,350
            Other Assets and Liabilities
              (net) - 7.2% ................................................      739,328
                                                                             -----------
            TOTAL NET ASSETS - 100.0% .....................................  $10,275,678
                                                                             ===========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         ADR - American Depository Receipt
         * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

BASIC VALUE FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                                                                VALUE
  SHARES                                                                      (NOTE 1)
  ------                                                                      --------
            COMMON STOCKS - 96.8%
            ADVERTISING - 2.7%
   2,550    Interpublic Group Cos., Inc. ..................................  $   75,327
                                                                             ----------
            APPAREL RETAILERS - 2.7%
   5,450    Gap, Inc. .....................................................      75,973
                                                                             ----------
            BANKING - 11.8%
   1,400    Bank of America Corp. .........................................      88,130
   1,450    Bank One Corp. ................................................      56,622
   1,200    Citigroup, Inc. ...............................................      60,576
   1,000    FHLMC .........................................................      65,400
   1,800    Fleet Boston Corp. ............................................      65,700
                                                                             ----------
                                                                                336,428
                                                                             ----------
            CHEMICALS - 1.2%
     750    Air Products & Chemicals, Inc. ................................      35,182
                                                                             ----------
            COMMERCIAL SERVICES - 9.3%
     700    Equifax, Inc. .................................................      16,905
   2,350    H&R Block, Inc. ...............................................     105,045
   1,350    Robert Half International, Inc.* ..............................      36,045
   3,350    Waste Management, Inc. ........................................     106,898
                                                                             ----------
                                                                                264,893
                                                                             ----------
            COMMUNICATIONS - 3.1%
   1,700    Koninklijke (Royal) Philips Electronics NV - ADR ..............      49,487
   2,650    Motorola, Inc. ................................................      39,803
                                                                             ----------
                                                                                 89,290
                                                                             ----------
            DATA PROCESSING AND PREPARATION - 7.5%
   3,900    Ceridian Corp.* ...............................................      73,125
   1,100    Certegy, Inc.* ................................................      37,642
     750    First Data Corp. ..............................................      58,837
   2,250    IMS Health, Inc. ..............................................      43,897
                                                                             ----------
                                                                                213,501
                                                                             ----------
            ELECTRIC UTILITIES - 2.2%
   1,100    Edison International* .........................................      16,610
   2,450    PG&E Corp.* ...................................................      47,138
                                                                             ----------
                                                                                 63,748
                                                                             ----------
            ELECTRONICS - 1.6%
   1,000    Altera Corp.* .................................................      21,220
     600    Novellus Systems, Inc.* .......................................      23,670
                                                                             ----------
                                                                                 44,890
                                                                             ----------
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            ENTERTAINMENT & LEISURE - 3.5%
   2,450    Disney (Walt) Co. .............................................  $   50,764
   2,850    Mattel, Inc. ..................................................      49,020
                                                                             ----------
                                                                                 99,784
                                                                             ----------
            FINANCIAL SERVICES - 3.5%
   2,000    JP Morgan Chase & Co. .........................................      72,700
   1,000    Stilwell Financial, Inc. ......................................      27,220
                                                                             ----------
                                                                                 99,920
                                                                             ----------
            FOOD RETAILERS - 2.7%
   3,650    Kroger Co.* ...................................................      76,176
                                                                             ----------
            FOREST PRODUCTS & PAPER - 1.6%
   1,100    International Paper Co. .......................................      44,385
                                                                             ----------
            HEALTH CARE PROVIDERS - 3.3%
     700    Anthem, Inc.* .................................................      34,650
   1,300    Health Management Associates, Inc. - Class A* .................      23,920
     500    UnitedHealth Group, Inc. ......................................      35,385
                                                                             ----------
                                                                                 93,955
                                                                             ----------
            HEAVY MACHINERY - 3.8%
     900    American Standard Cos.* .......................................      61,407
   1,000    Parker Hannifin Corp. .........................................      45,910
                                                                             ----------
                                                                                107,317
                                                                             ----------
            INDUSTRIAL - DIVERSIFIED - 2.9%
   1,400    Tyco International Ltd. .......................................      82,460
                                                                             ----------
            INSURANCE - 10.4%
   1,200    ACE Ltd. ......................................................      48,180
     550    Cigna Corp. ...................................................      50,958
     550    MGIC Investment Corp. .........................................      33,946
     500    Prudential Financial, Inc.* ...................................      16,595
   1,100    Radian Group, Inc. ............................................      47,245
   2,050    UnumProvident Corp. ...........................................      54,346
     500    XL Capital - Class A ..........................................      45,680
                                                                             ----------
                                                                                296,950
                                                                             ----------
            LODGING - 1.2%
   1,100    Starwood Hotels & Resorts World ...............................      32,835
                                                                             ----------
            METALS - 3.6%
   1,200    Alcoa, Inc. ...................................................      42,660
   2,450    Masco Corp. ...................................................      60,025
                                                                             ----------
                                                                                102,685
                                                                             ----------

   The accompanying notes are an integral part of these financial statements.

BASIC VALUE FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMMON STOCKS (CONTINUED)
            OIL & GAS - 8.5%
   2,750    Ensco International, Inc. .....................................  $   68,338
   1,000    Nabors Industries, Inc.* ......................................      34,330
   2,150    Transocean Sedco Forex, Inc. ..................................      72,713
   1,750    Weatherford International, Inc.* ..............................      65,205
                                                                             ----------
                                                                                240,586
                                                                             ----------
            PHARMACEUTICALS - 1.1%
     800    McKesson Corp. ................................................      29,920
                                                                             ----------
            PREPACKAGED SOFTWARE - 3.7%
   1,700    BMC Software, Inc.* ...........................................      27,829
   2,250    Computer Associates International, Inc. .......................      77,603
                                                                             ----------
                                                                                105,432
                                                                             ----------
            RESTAURANTS - 1.7%
   1,000    Tricon Global Restaurants, Inc.* ..............................      49,200
                                                                             ----------
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            RETAILERS - 2.2%
   1,550    Target Corp. ..................................................  $   63,628
                                                                             ----------
            TELEPHONE SYSTEMS - 1.0%
   1,500    AT&T Corp. ....................................................      27,210
                                                                             ----------
            TOTAL INVESTMENTS - 96.8%
              (Cost $2,702,048) ...........................................   2,751,675
            Other Assets and Liabilities
              (net) - 3.2% ................................................      89,923
                                                                             ----------
            TOTAL NET ASSETS - 100.0% .....................................  $2,841,598
                                                                             ==========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         ADR - American Depository Receipt
         * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

BALANCED FUND
ADVISED BY: OPCAP ADVISORS
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                                                                VALUE
  SHARES                                                                      (NOTE 1)
  ------                                                                      --------
            COMMON STOCKS - 56.5%
            APPAREL RETAILERS - 0.8%
   6,000    Gap, Inc. .....................................................  $    83,640
                                                                             -----------
            BANKING - 9.5%
   8,100    FHLMC .........................................................      529,740
   5,200    Fleet Boston Corp. ............................................      189,800
   7,800    Providian Financial Corp. .....................................       27,690
   6,100    Wells Fargo Co. ...............................................      265,045
                                                                             -----------
                                                                               1,012,275
                                                                             -----------
            COMMERCIAL SERVICES - 0.6%
   4,950    Halliburton Co. ...............................................       64,845
                                                                             -----------
            COMMUNICATIONS - 1.4%
   5,250    Echostar Communications Corp. - Class A* ......................      144,217
                                                                             -----------
            COMPUTERS & INFORMATION - 4.9%
   5,300    Cisco Systems, Inc.* ..........................................       95,983
   2,950    Dell Computer Corp.* ..........................................       80,181
  25,300    EMC Corp.* ....................................................      340,032
                                                                             -----------
                                                                                 516,196
                                                                             -----------
            ELECTRIC UTILITIES - 4.9%
   8,450    Exelon Corp. ..................................................      404,586
   4,950    NiSource, Inc. ................................................      114,147
                                                                             -----------
                                                                                 518,733
                                                                             -----------
            ELECTRONICS - 1.6%
   9,081    Agere Systems, Inc.* ..........................................       51,671
   8,000    General Motors Corp. - Class H* ...............................      123,600
                                                                             -----------
                                                                                 175,271
                                                                             -----------
            FINANCIAL SERVICES - 5.0%
  14,700    JP Morgan Chase & Co. .........................................      534,345
                                                                             -----------
            FOOD RETAILERS - 1.0%
   5,250    Kroger Co.* ...................................................      109,568
                                                                             -----------
            FOREST PRODUCTS & PAPER - 0.0%
      50    Willamette Industries .........................................        2,606
                                                                             -----------
            INSURANCE - 2.1%
   6,250    Conseco, Inc.* ................................................       27,875
   3,200    John Hancock Financial Services ...............................      132,160
   2,800    Principal Financial Group* ....................................       67,200
                                                                             -----------
                                                                                 227,235
                                                                             -----------
            MEDIA - BROADCASTING & PUBLISHING - 0.8%
   1,575    Clear Channel Communications* .................................       80,183
                                                                             -----------
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            METALS - 2.2%
   6,500    Alcan Aluminum ................................................  $   233,545
                                                                             -----------
            OIL & GAS - 6.9%
   2,600    Anadarko Petroleum Corp. ......................................      147,810
   6,400    El Paso Corp. .................................................      285,504
   8,800    Transocean Sedco Forex, Inc. ..................................      297,616
                                                                             -----------
                                                                                 730,930
                                                                             -----------
            RESTAURANTS - 2.8%
  11,300    McDonald's Corp. ..............................................      299,111
                                                                             -----------
            RETAILERS - 5.2%
  15,600    CVS Corp. .....................................................      461,760
   6,200    Dollar General ................................................       92,380
                                                                             -----------
                                                                                 554,140
                                                                             -----------
            TELEPHONE SYSTEMS - 6.8%
  50,900    Worldcom, Inc.* ...............................................      716,672
     578    Worldcom, Inc. - MCI Group ....................................        7,341
                                                                             -----------
                                                                                 724,013
                                                                             -----------
            TOTAL COMMON STOCKS
              (Cost $6,179,740) ...........................................  $ 6,010,853
                                                                             -----------

  PAR
 VALUE
 -----

            DEBT OBLIGATIONS - 27.3%
            CORPORATE DEBT - 11.7%
 125,000    AES Corp., 8.75%, due 06/15/08 ................................      110,625
 275,000    Conseco Finance Trust III, 8.796%, due 04/01/27 ...............       52,250
 125,000    Duke Energy Field Services LLC, 7.875%, due 08/16/10 ..........      132,246
  50,000    Enron Corp., 6.4%, due 07/15/06*+ .............................       10,000
  60,000    Enron Corp., 6.95%, due 07/15/28*+ ............................       12,000
  20,000    Enron Corp., 6.95%, due 07/15/28*+ ............................        4,000
  75,000    Ford Motor Co., 7.45%, due 07/16/31 ...........................       68,907
 125,000    General Motors, 6.75%, due 01/15/06 ...........................      127,169
 125,000    National Rural Utilities, 6%, due 05/15/06 ....................      126,888
 150,000    Penney (J.C.) Co., 7.375%, due 06/15/04 .......................      148,131
 200,000    Textron Financial Corp., 7.125%, due 12/09/04 .................      208,359

   The accompanying notes are an integral part of these financial statements.

BALANCED FUND
ADVISED BY: OPCAP ADVISORS
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001

  PAR                                                                          VALUE
 VALUE                                                                       (NOTE 1)
 -----                                                                       --------

            DEBT OBLIGATIONS (CONTINUED)
            CORPORATE DEBT (CONTINUED)
 125,000    Tyco International Group, 5.8%, due 08/01/06 ..................  $   125,220
 125,000    WCG Note Trust**, 144A, 8.25%, due 03/15/04 ...................      121,258
                                                                             -----------
                                                                               1,247,053
                                                                             -----------
            U.S. GOVERNMENT - 15.6%
 125,000    FNMA, 6.25%, due 02/01/11 .....................................      126,975
  50,000    US Treasury Bond, 5.25%, due 02/15/29 .........................       46,977
  50,000    US Treasury Bond, 6.25%, due 05/15/30 .........................       54,227
  50,000    US Treasury Bond, 10.625%, due 08/15/15 .......................       74,094
 100,000    US Treasury Bond, 12.75%, due 11/15/10 ........................      130,203
 225,279    US Treasury Inflation Index Bond, 3.375%, due 04/15/32 ........      222,393
 783,769    US Treasury Inflation Index Bond, 3.875%, due 04/15/29 ........      835,816
 175,000    US Treasury Note, 3.5%, due 11/15/06 ..........................      168,902
                                                                             -----------
                                                                               1,659,587
                                                                             -----------
            TOTAL DEBT OBLIGATIONS
              (Cost $3,091,085) ...........................................  $ 2,906,640
                                                                             -----------

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------

            PREFERRED STOCK - 0.2%
            Freeport-McMoran Copper & Gold, Inc., Step Up, 7.00%
   1,050      (Cost $14,732) ..............................................  $    16,432
                                                                             -----------
            TOTAL INVESTMENTS - 84.0%
              (Cost $9,285,557) ...........................................    8,933,925
            Other Assets and Liabilities
              (net) - 16.0% ...............................................    1,706,451
                                                                             -----------
            TOTAL NET ASSETS - 100.0% .....................................  $10,640,376
                                                                             ===========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         * Non-income producing security.
         + Issuer has filed for protection under the Federal Bankruptcy Code.
         ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2001, the security was valued at $121,258 or 1.1% of net assets.

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

                                                     EMERGING
                                                      GROWTH     AGGRESSIVE    CAPITAL       FOCUSED    DIVERSIFIED   MID CAP
                                                      EQUITY       GROWTH    APPRECIATION    EQUITY       MID-CAP      VALUE
                                                       FUND         FUND         FUND         FUND         FUND         FUND
                                                    -----------  ----------  ------------  -----------  -----------  ----------
ASSETS:
  Investments, at value (Note 1)*.................  $ 7,298,794  $2,372,959   $2,781,018   $ 7,393,955  $3,187,433   $2,759,817
  Cash............................................      162,523    122,100       284,030       280,050      93,828       63,966
  Receivable from:
    Securities sold...............................           --    171,967         3,748        34,882      16,380           --
    Capital stock subscriptions...................           --     50,411         1,978           547       1,799          833
    Dividends and Interest........................          205        769         1,520         5,646       2,540        5,664
    Manager (Note 2)..............................       16,488     14,569         9,742        11,155      14,657       10,583
  Prepaid insurance...............................        1,654        576           647         1,631         717          602
                                                    -----------  ----------   ----------   -----------  ----------   ----------
      Total assets................................    7,479,664  2,733,351     3,082,683     7,727,866   3,317,354    2,841,465
                                                    -----------  ----------   ----------   -----------  ----------   ----------
LIABILITIES:
  Payable for:
    Securities purchased..........................        4,938    161,979            --       127,746      14,669           --
    Capital stock subscriptions...................          340         --            --            --          --           --
  ACCRUED EXPENSES:
    Other.........................................       50,132     37,511        36,470        45,089      41,311       34,675
                                                    -----------  ----------   ----------   -----------  ----------   ----------
      Total liabilities...........................       55,410    199,490        36,470       172,835      55,980       34,675
                                                    -----------  ----------   ----------   -----------  ----------   ----------
NET ASSETS........................................  $ 7,424,254  $2,533,861   $3,046,213   $ 7,555,031  $3,261,374   $2,806,790
                                                    ===========  ==========   ==========   ===========  ==========   ==========
NET ASSETS CONSIST OF:
  Paid-in capital.................................  $10,340,150  $2,677,821   $3,079,929   $ 9,073,489  $3,228,765   $2,633,404
  Undistributed net investment income.............           --         --            --            --         223           --
  Accumulated net realized loss on investments....   (3,528,608)  (338,437)      (68,274)   (1,561,408)    (93,465)     (28,351)
  Net unrealized appreciation on investments......      612,712    194,477        34,558        42,950     125,851      201,737
                                                    -----------  ----------   ----------   -----------  ----------   ----------
NET ASSETS........................................  $ 7,424,254  $2,533,861   $3,046,213   $ 7,555,031  $3,261,374   $2,806,790
                                                    ===========  ==========   ==========   ===========  ==========   ==========
SHARES OUTSTANDING................................      912,069    270,443       309,581       876,094     324,752      263,131
                                                    ===========  ==========   ==========   ===========  ==========   ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
  PRICE PER SHARE.................................  $      8.14  $    9.37    $     9.84   $      8.62  $    10.04   $    10.67
                                                    ===========  ==========   ==========   ===========  ==========   ==========
*Cost of investments..............................  $ 6,686,082  $2,178,482   $2,746,460   $ 7,351,005  $3,061,582   $2,558,080

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

                                                      GROWTH       BLUE     DISCIPLINED     VALUE       BASIC
                                                      EQUITY       CHIP       EQUITY       EQUITY       VALUE      BALANCED
                                                       FUND        FUND        FUND         FUND         FUND        FUND
                                                    ----------  ----------  -----------  -----------  ----------  -----------
ASSETS:
  Investments, at value (Note 1)*.................  $8,419,912  $2,586,264  $11,549,729  $ 9,536,350  $2,751,675  $ 8,933,925
  Cash............................................     332,115      45,607       96,339      742,191     147,792    2,125,316
  Receivable from:
    Securities sold...............................          --       4,890           --           --      31,184           --
    Capital stock subscriptions...................      78,250         587        2,085       29,286       1,098       37,978
    Dividends and Interest........................       8,395       1,774       13,635       16,911       2,736       47,848
    Manager (Note 2)..............................       4,210      11,780        8,076        4,964      11,653        5,924
  Prepaid insurance...............................       1,976         579        2,785        2,340         582        2,563
                                                    ----------  ----------  -----------  -----------  ----------  -----------
      Total assets................................   8,844,858   2,651,481   11,672,649   10,332,042   2,946,720   11,153,554
                                                    ----------  ----------  -----------  -----------  ----------  -----------
LIABILITIES:
  Payable for:
    Securities purchased..........................     151,845          --           --       10,260      70,046      467,481
  ACCRUED EXPENSES:
    Other.........................................      43,818      34,690       52,770       46,104      35,076       45,697
                                                    ----------  ----------  -----------  -----------  ----------  -----------
      Total liabilities...........................     195,663      34,690       52,770       56,364     105,122      513,178
                                                    ----------  ----------  -----------  -----------  ----------  -----------
NET ASSETS........................................  $8,649,195  $2,616,791  $11,619,879  $10,275,678  $2,841,598  $10,640,376
                                                    ==========  ==========  ===========  ===========  ==========  ===========
NET ASSETS CONSIST OF:
  Paid-in capital.................................  $9,905,034  $2,706,956  $13,593,856  $10,351,729  $2,906,706  $10,994,885
  Undistributed (distributions in excess of) net
    investment income.............................          --          --           19           --          --       (2,489)
  Accumulated net realized loss on investments and
    written options...............................    (638,690)    (57,865)  (1,506,080)    (196,520)   (114,735)        (388)
  Net unrealized appreciation (depreciation) on
    investments...................................    (617,149)    (32,300)    (467,916)     120,469      49,627     (351,632)
                                                    ----------  ----------  -----------  -----------  ----------  -----------
NET ASSETS........................................  $8,649,195  $2,616,791  $11,619,879  $10,275,678  $2,841,598  $10,640,376
                                                    ==========  ==========  ===========  ===========  ==========  ===========
SHARES OUTSTANDING................................     947,032     271,875    1,352,398      969,797     295,059    1,069,403
                                                    ==========  ==========  ===========  ===========  ==========  ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
  PRICE PER SHARE.................................  $     9.13  $     9.62  $      8.59  $     10.60  $     9.63  $      9.95
                                                    ==========  ==========  ===========  ===========  ==========  ===========
*Cost of investments..............................  $9,037,061  $2,618,564  $12,017,645  $ 9,415,881  $2,702,048  $ 9,285,557

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

                            EMERGING
                             GROWTH     AGGRESSIVE    CAPITAL       FOCUSED     DIVERSIFIED   MID CAP
                             EQUITY       GROWTH    APPRECIATION     EQUITY       MID-CAP      VALUE
                              FUND       FUND(A)      FUND(A)         FUND        FUND(A)     FUND(A)
                           -----------  ----------  ------------  ------------  -----------  ---------
INVESTMENT INCOME:
  Interest...............  $    13,372  $   1,076     $  1,992    $     3,697    $  1,010    $  1,213
  Dividends*.............        6,838      2,555        3,665         52,978      13,944      19,327
                           -----------  ---------     --------    -----------    --------    --------
    Total investment
      income.............       20,210      3,631        5,657         56,675      14,954      20,540
                           -----------  ---------     --------    -----------    --------    --------
EXPENSES:
  Investment management
    fee (Note 2).........       76,049      8,344        9,503         67,378      10,033       8,104
  Custody and
    administration
    fees.................      176,766     42,085       35,488        168,656      41,647      34,301
  Audit fees.............       17,998     14,529       16,862         14,764      17,699      15,462
  Legal fees.............       13,291      2,884        2,884         13,291       2,884       2,884
  Trustees' fees.........        5,820      3,941        3,941          5,820       3,941       3,941
  Printing fees..........        2,317      2,419        2,419          2,317       2,419       2,419
  Insurance..............        3,623        265          301          3,047         326         274
  Other..................        1,293      1,055        1,172          1,275       1,193       1,054
                           -----------  ---------     --------    -----------    --------    --------
    Total Expenses.......      297,157     75,522       72,570        276,548      80,142      68,439
  Less: Expenses
    waived/reimbursed by
    the Manager
    (Note 2).............     (199,381)   (64,544)     (59,900)      (187,893)    (66,765)    (57,476)
                           -----------  ---------     --------    -----------    --------    --------
  Net operating
    expenses.............       97,776     10,978       12,670         88,655      13,377      10,963
                           -----------  ---------     --------    -----------    --------    --------
NET INVESTMENT INCOME
  (LOSS).................      (77,566)    (7,347)      (7,013)       (31,980)      1,577       9,577
                           -----------  ---------     --------    -----------    --------    --------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Net realized loss on:
    Investment
      transactions.......   (3,187,901)  (338,555)     (68,274)    (1,454,413)    (93,810)    (28,351)
    Financial future
      contracts..........           --         --           --             --          --          --
    Written Options......           --         --           --             --          --          --
  Net change in
    unrealized
    appreciation
    (depreciation) on:
    Investments..........    1,721,037    194,477       34,558        319,784     125,851     201,737
                           -----------  ---------     --------    -----------    --------    --------
NET REALIZED AND
  UNREALIZED GAIN
  (LOSS).................   (1,466,864)  (144,078)     (33,716)    (1,134,629)     32,041     173,386
                           -----------  ---------     --------    -----------    --------    --------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........  $(1,544,430) $(151,425)    $(40,729)   $(1,166,609)   $ 33,618    $182,963
                           ===========  =========     ========    ===========    ========    ========
*Net of foreign taxes
  withheld of:...........  $        27  $       4     $     13    $        --    $     84    $     84

(a) For the period from August 14, 2001 (commencement of operations) through December 31, 2001.

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

                             GROWTH       BLUE    DISCIPLINED    VALUE      BASIC
                             EQUITY       CHIP      EQUITY      EQUITY      VALUE    BALANCED
                              FUND      FUND(A)      FUND        FUND      FUND(A)     FUND
                           -----------  --------  -----------  ---------  ---------  ---------
INVESTMENT INCOME:
  Interest...............  $     6,152  $  1,023  $    2,257   $  11,420  $   1,187  $ 214,023
  Dividends*.............       86,053     7,661     145,697     143,565     10,431     71,248
                           -----------  --------  -----------  ---------  ---------  ---------
    Total investment
      income.............       92,205     8,684     147,954     154,985     11,618    285,271
                           -----------  --------  -----------  ---------  ---------  ---------
EXPENSES:
  Investment management
    fee (Note 2).........       69,999     8,151      86,022      75,625      8,525     73,298
  Custody and
    administration
    fees.................      149,220    36,048     167,012     152,489     35,676    153,089
  Audit fees.............       17,771    14,859      31,361      19,953     15,309     17,977
  Legal fees.............       13,291     2,884      16,633      13,291      2,884     13,291
  Trustees' fees.........        5,820     3,941       5,820       5,820      3,941      5,820
  Printing fees..........        2,317     2,419       2,317       2,317      2,419      2,317
  Insurance..............        3,153       265       4,788       3,127        267      2,906
  Other..................        1,275     1,056       1,350       1,300      1,055      1,297
                           -----------  --------  -----------  ---------  ---------  ---------
    Total Expenses.......      262,846    69,623     315,303     273,922     70,076    269,995
  Less: Expenses
    waived/reimbursed by
    the Manager (Note
    2)...................     (168,141)  (58,755)   (194,872)   (169,936)   (58,710)  (169,210)
                           -----------  --------  -----------  ---------  ---------  ---------
  Net operating
    expenses.............       94,705    10,868     120,431     103,986     11,366    100,785
                           -----------  --------  -----------  ---------  ---------  ---------
NET INVESTMENT INCOME
  (LOSS).................       (2,500)   (2,184)     27,523      50,999        252    184,486
                           -----------  --------  -----------  ---------  ---------  ---------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Net realized gain
    (loss) on:
    Investment
      transactions.......     (616,955)  (57,888) (1,218,536)   (182,963)  (114,735)   714,594
    Financial futures
      contracts..........           --        23          --          --         --         --
    Written options......           --        --          --      (2,018)        --         --
                           -----------  --------  -----------  ---------  ---------  ---------
    Net realized gain
      (loss).............     (616,955)  (57,865) (1,218,536)   (184,981)  (114,735)   714,594
                           -----------  --------  -----------  ---------  ---------  ---------
  Net change in
    unrealized
    appreciation
    (depreciation) on:
    Investments..........     (655,061)  (32,300)   (289,446)   (350,092)    49,627   (782,649)
    Written options......           --        --          --       2,169         --         --
                           -----------  --------  -----------  ---------  ---------  ---------
    Net change in
      unrealized
      appreciation
      (depreciation).....     (655,061)  (32,300)   (289,446)   (347,923)    49,627   (782,649)
                           -----------  --------  -----------  ---------  ---------  ---------
NET REALIZED AND
  UNREALIZED LOSS........   (1,272,016)  (90,165) (1,507,982)   (532,904)   (65,108)   (68,055)
                           -----------  --------  -----------  ---------  ---------  ---------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........  $(1,274,516) $(92,349) $(1,480,459) $(481,905) $ (64,856) $ 116,431
                           ===========  ========  ===========  =========  =========  =========
    *Net of foreign taxes
      withheld of:.......  $       460  $     25  $      640   $     870  $      --  $     292

(a) For the period from August 14, 2001 (commencement of operations) through December 31, 2001.

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                     EMERGING GROWTH         AGGRESSIVE        CAPITAL
                                       EQUITY FUND          GROWTH FUND   APPRECIATION FUND
                                --------------------------  ------------  -----------------
                                 YEAR ENDED    YEAR ENDED   PERIOD ENDED    PERIOD ENDED
                                DECEMBER 31,  DECEMBER 31,  DECEMBER 31,    DECEMBER 31,
                                    2001          2000        2001(A)          2001(A)
                                ------------  ------------  ------------  -----------------
INCREASE (DECREASE) IN NET
  ASSETS FROM:
OPERATIONS:
    Net investment loss.......  $   (77,566)  $   (98,277)   $   (7,347)     $   (7,013)
    Net realized gain
      (loss)..................   (3,187,901)    1,005,980      (338,555)        (68,274)
    Net change in unrealized
      appreciation
      (depreciation)..........    1,721,037    (4,415,934)      194,477          34,558
                                -----------   -----------    ----------      ----------
            Net decrease in
              net assets
              resulting from
              operations......   (1,544,430)   (3,508,231)     (151,425)        (40,729)
                                -----------   -----------    ----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net realized capital
      gains...................       (2,118)   (1,696,794)           --              --
                                -----------   -----------    ----------      ----------
        Total distributions to
          shareholders........       (2,118)   (1,696,794)           --              --
                                -----------   -----------    ----------      ----------
FUND SHARE TRANSACTIONS (NOTE
  4):
    Proceeds from shares
      sold....................    1,008,029     3,151,033     2,685,416       3,089,524
    Net asset value of shares
      issued to shareholders
      on reinvestment of
      distributions...........        2,118     1,696,794            --              --
    Cost of shares
      repurchased.............     (754,448)      (46,517)         (130)         (2,582)
                                -----------   -----------    ----------      ----------
    Net increase in net assets
      resulting from Fund
      share transactions......      255,699     4,801,310     2,685,286       3,086,942
                                -----------   -----------    ----------      ----------
TOTAL CHANGE IN NET ASSETS....   (1,290,849)     (403,715)    2,533,861       3,046,213
NET ASSETS:
    Beginning of year.........    8,715,103     9,118,818            --              --
                                -----------   -----------    ----------      ----------
    End of year*..............  $ 7,424,254   $ 8,715,103    $2,533,861      $3,046,213
                                ===========   ===========    ==========      ==========
    *Including undistributed
      net
      investment income of:...  $        --   $        --    $       --      $       --

(a)  Fund commenced operations on August 14, 2001.

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                         FOCUSED            DIVERSIFIED     MID CAP
                                       EQUITY FUND          MID-CAP FUND   VALUE FUND
                                --------------------------  ------------  ------------
                                 YEAR ENDED    YEAR ENDED   PERIOD ENDED  PERIOD ENDED
                                DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                    2001          2000        2001(A)       2001(A)
                                ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
  ASSETS FROM:
OPERATIONS:
    Net investment income
      (loss)..................   $  (31,980)  $   (38,065)   $    1,577    $    9,577
    Net realized gain
      (loss)..................   (1,454,413)       98,348       (93,810)      (28,351)
    Net change in unrealized
      appreciation
      (depreciation)..........      319,784    (1,167,386)      125,851       201,737
                                 ----------   -----------    ----------    ----------
            Net increase
              (decrease) in
              net assets
              resulting from
              operations......   (1,166,609)   (1,107,103)       33,618       182,963
                                 ----------   -----------    ----------    ----------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment
      income..................           --            --        (2,128)       (9,650)
    From net realized capital
      gains...................       (4,583)     (320,526)           --            --
                                 ----------   -----------    ----------    ----------
        Total distributions to
          shareholders........       (4,583)     (320,526)       (2,128)       (9,650)
                                 ----------   -----------    ----------    ----------
FUND SHARE TRANSACTIONS (NOTE
  4):
    Proceeds from shares
      sold....................    1,316,869     2,378,510     3,232,632     2,625,506
    Net asset value of shares
      issued to shareholders
      on reinvestment of
      distributions...........        4,583       320,526         2,128         9,650
    Cost of shares
      repurchased.............     (241,509)     (189,184)       (4,876)       (1,679)
                                 ----------   -----------    ----------    ----------
    Net increase in net assets
      resulting from Fund
      share transactions......    1,079,943     2,509,852     3,229,884     2,633,477
                                 ----------   -----------    ----------    ----------
TOTAL CHANGE IN NET ASSETS....      (91,249)    1,082,223     3,261,374     2,806,790
NET ASSETS:
    Beginning of year.........    7,646,280     6,564,057            --            --
                                 ----------   -----------    ----------    ----------
    End of year*..............   $7,555,031   $ 7,646,280    $3,261,374    $2,806,790
                                 ==========   ===========    ==========    ==========
    *Including undistributed
      net
      investment income of:...   $       --   $        --    $      223    $       --

(a)  Fund commenced operations on August 14, 2001.

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                     GROWTH             BLUE CHIP           DISCIPLINED
                                  EQUITY FUND              FUND             EQUITY FUND
                           --------------------------  ------------  --------------------------
                            YEAR ENDED    YEAR ENDED   PERIOD ENDED   YEAR ENDED    YEAR ENDED
                           DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                               2001          2000        2001(A)         2001          2000
                           ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
  NET ASSETS FROM:
OPERATIONS:
  Net investment income
    (loss)...............  $    (2,500)   $   (7,984)   $   (2,184)  $    27,523   $    32,233
  Net realized gain
    (loss)...............     (616,955)      242,577       (57,865)   (1,218,536)     (259,193)
  Net change in
    unrealized
    depreciation.........     (655,061)     (967,260)      (32,300)     (289,446)   (1,209,167)
                           -----------    ----------    ----------   -----------   -----------
  Net decrease in net
    assets resulting from
    operations...........   (1,274,516)     (732,667)      (92,349)   (1,480,459)   (1,436,127)
                           -----------    ----------    ----------   -----------   -----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............           --            --            --       (27,656)      (32,536)
  From net realized
    capital gains........         (296)     (297,444)           --            --      (126,927)
                           -----------    ----------    ----------   -----------   -----------
    Total distributions
      to shareholders....         (296)     (297,444)           --       (27,656)     (159,463)
                           -----------    ----------    ----------   -----------   -----------
FUND SHARE TRANSACTIONS
  (NOTE 4):
  Proceeds from shares
    sold.................    1,843,285     3,022,488     2,737,243     1,426,116     2,402,691
  Net asset value of
    shares issued to
    shareholders on
    reinvestment of
    distributions........          296       297,444            --        27,656       159,463
  Cost of shares
    repurchased..........     (377,697)     (215,261)      (28,103)     (333,039)     (276,366)
                           -----------    ----------    ----------   -----------   -----------
  Net increase in net
    assets resulting from
    Fund share
    transactions.........    1,465,884     3,104,671     2,709,140     1,120,733     2,285,788
                           -----------    ----------    ----------   -----------   -----------
TOTAL CHANGE IN NET
  ASSETS.................      191,072     2,074,560     2,616,791      (387,382)      690,198
NET ASSETS:
    Beginning of year....    8,458,123     6,383,563            --    12,007,261    11,317,063
                           -----------    ----------    ----------   -----------   -----------
    End of year*.........  $ 8,649,195    $8,458,123    $2,616,791   $11,619,879   $12,007,261
                           ===========    ==========    ==========   ===========   ===========
    *Including
      undistributed net
      investment income
      of:................  $        --    $       --    $       --   $        19   $       131

(a)  Fund commenced operations on August 14, 2001.

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                     VALUE                BASIC               BALANCED
                                  EQUITY FUND           VALUE FUND              FUND
                           --------------------------  ------------  --------------------------
                            YEAR ENDED    YEAR ENDED   PERIOD ENDED   YEAR ENDED    YEAR ENDED
                           DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                               2001          2000        2001(A)         2001          2000
                           ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
  NET ASSETS FROM:
OPERATIONS:
    Net investment
      income.............  $    50,999    $   54,331    $      252   $   184,486    $  190,330
    Net realized gain
      (loss).............     (184,981)      746,561      (114,735)      714,594        37,271
    Net change in
      unrealized
      appreciation
      (depreciation).....     (347,923)      155,455        49,627      (782,649)      404,901
                           -----------    ----------    ----------   -----------    ----------
    Net increase
      (decrease) in net
      assets resulting
      from operations....     (481,905)      956,347       (64,856)      116,431       632,502
                           -----------    ----------    ----------   -----------    ----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
    From net investment
      income.............      (51,836)      (53,976)         (358)     (184,486)     (190,495)
    In excess of net
      investment
      income.............           --            --            --        (2,489)      (33,545)
    From net realized
      capital gains......     (230,025)     (588,476)           --      (540,651)     (293,062)
                           -----------    ----------    ----------   -----------    ----------
        Total
          distributions
          to
          shareholders...     (281,861)     (642,452)         (358)     (727,626)     (517,102)
                           -----------    ----------    ----------   -----------    ----------
FUND SHARE TRANSACTIONS
  (NOTE 4):
    Proceeds from shares
      sold...............    2,951,168     2,157,261     2,911,516     3,029,426     2,181,154
    Net asset value of
      shares issued to
      shareholders on
      reinvestment of
      distributions......      281,861       642,452           358       727,626       517,102
    Cost of shares
      repurchased........     (709,881)     (163,560)       (5,062)     (294,918)     (272,417)
                           -----------    ----------    ----------   -----------    ----------
    Net increase in net
      assets resulting
      from Fund share
      transactions.......    2,523,148     2,636,153     2,906,812     3,462,134     2,425,839
                           -----------    ----------    ----------   -----------    ----------
TOTAL CHANGE IN NET
  ASSETS.................    1,759,382     2,950,048     2,841,598     2,850,939     2,541,239
NET ASSETS:
    Beginning of year....    8,516,296     5,566,248            --     7,789,437     5,248,198
                           -----------    ----------    ----------   -----------    ----------
    End of year*.........  $10,275,678    $8,516,296    $2,841,598   $10,640,376    $7,789,437
                           ===========    ==========    ==========   ===========    ==========
    *Including
      undistributed net
      investment income
      (distributions in
      excess of net
      investment income)
      of:................  $        --    $      399    $       --   $    (2,489)   $  (33,545)

(a)  Fund commenced operations on August 14, 2001.

   The accompanying notes are an integral part of these financial statements.

EMERGING GROWTH EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   YEAR ENDED
                                                  DECEMBER 31,          PERIOD ENDED
                                            ------------------------    DECEMBER 31,
                                               2001          2000         1999(A)
                                            ----------    ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD....     $  9.89       $ 17.49         $ 10.00
                                             -------       -------         -------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss.................       (0.09)        (0.16)+         (0.03)
    Net realized and unrealized gain
      (loss)............................       (1.66)        (5.06)           7.52
                                             -------       -------         -------
        Total from investment
          operations....................       (1.75)        (5.22)           7.49
                                             -------       -------         -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net realized capital gains.....       (0.00)(b)     (2.38)             --
                                             -------       -------         -------
        Total distributions.............       (0.00)        (2.38)             --
                                             -------       -------         -------
NET ASSET VALUE, END OF PERIOD..........     $  8.14       $  9.89         $ 17.49
                                             =======       =======         =======
TOTAL RETURN............................      (17.84)%      (30.13)%         74.90%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)...     $ 7,424       $ 8,715         $ 9,119
    Net expenses to average daily net
      assets............................        1.35%         1.35%           1.35%**
    Net investment loss to average daily
      net assets........................       (1.07)%       (0.96)%         (1.04)%**
    Portfolio turnover rate.............         137%          152%             47%
    Without the waiver/reimbursement of
      expenses by the Manager, the ratio
      of net expenses and net investment
      loss to average net assets would
      have been:
        Expenses........................        4.10%         3.29%           3.96%**
        Net investment loss.............       (3.82)%       (2.90)%         (3.65)%**

(a)  Fund commenced operations on October 1, 1999.
(b) Distributions from net realized capital gains were less than $0.01 per share.
  *  Not annualized.
 **  Annualized.
  +  Calculated using average shares outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    PERIOD ENDED
                                                    DECEMBER 31,
                                                      2001(A)
                                                    ------------
NET ASSET VALUE, BEGINNING OF PERIOD..............     $10.00
                                                       ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss...........................      (0.03)+
    Net realized and unrealized loss..............      (0.60)
                                                       ------
        Total from investment operations..........      (0.63)
                                                       ------
NET ASSET VALUE, END OF PERIOD....................     $ 9.37
                                                       ======
TOTAL RETURN......................................      (6.30)%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's).............     $2,534
    Net expenses to average daily net assets......       1.25%**
    Net investment loss to average daily net
     assets.......................................      (0.84)%**
    Portfolio turnover rate.......................        101%
    Without the waiver/reimbursement of expenses
     by the Manager, the ratio of net expenses and
     net investment loss to average net assets
     would have been:
        Expenses..................................       8.60%**
        Net investment loss.......................      (8.19)%**

(a)  Fund commenced operations on August 14, 2001.
  *  Not annualized.
 **  Annualized.
  +  Calculated using average shares outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

CAPITAL APPRECIATION FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    PERIOD ENDED
                                                    DECEMBER 31,
                                                      2001(A)
                                                    ------------
NET ASSET VALUE, BEGINNING OF PERIOD..............     $10.00
                                                       ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss...........................      (0.02)+
    Net realized and unrealized loss..............      (0.14)
                                                       ------
        Total from investment operations..........      (0.16)
                                                       ------
NET ASSET VALUE, END OF PERIOD....................     $ 9.84
                                                       ======
TOTAL RETURN......................................      (1.60)%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's).............     $3,046
    Net expenses to average daily net assets......       1.20%**
    Net investment loss to average daily net
     assets.......................................      (0.66)%**
    Portfolio turnover rate.......................         17%
    Without the waiver/reimbursement of expenses
     by the Manager, the ratio of net expenses and
     net investment loss to average net assets
     would have been:
        Expenses..................................       6.87%**
        Net investment loss.......................      (6.33)%**

(a)  Fund commenced operations on August 14, 2001.
  *  Not annualized.
 **  Annualized.
  +  Calculated using average shares outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

FOCUSED EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   YEAR ENDED
                                                  DECEMBER 31,          PERIOD ENDED
                                            ------------------------    DECEMBER 31,
                                               2001          2000         1999(A)
                                            ----------    ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD....     $ 10.20       $ 12.07         $ 10.00
                                             -------       -------         -------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss.................       (0.04)        (0.06)+         (0.01)
    Net realized and unrealized gain
      (loss)............................       (1.53)        (1.36)           2.08
                                             -------       -------         -------
        Total from investment
          operations....................       (1.57)        (1.42)           2.07
                                             -------       -------         -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net realized capital gains.....       (0.01)        (0.45)             --
                                             -------       -------         -------
        Total distributions.............       (0.01)        (0.45)             --
                                             -------       -------         -------
NET ASSET VALUE, END OF PERIOD..........     $  8.62       $ 10.20         $ 12.07
                                             =======       =======         =======
TOTAL RETURN............................      (15.44)%      (11.82)%         20.70%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)...     $ 7,555       $ 7,646         $ 6,564
    Net expenses to average daily net
      assets............................        1.25%         1.25%           1.25%**
    Net investment loss to average daily
      net assets........................       (0.45)%       (0.50)%         (0.36)%**
    Portfolio turnover rate.............         103%           87%             26%
    Without the waiver/reimbursement of
      expenses by the Manager, the ratio
      of net expenses and net investment
      loss to average net assets would
      have been:
        Expenses........................        3.90%         3.68%           4.54%**
        Net investment loss.............       (3.10)%       (2.93)%         (3.65)%**

(a)  Fund commenced operations on October 1, 1999.
  *  Not annualized.
 **  Annualized.
  +  Calculated using average shares outstanding during the period.

   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    PERIOD ENDED
                                                    DECEMBER 31,
                                                      2001(A)
                                                    ------------
NET ASSET VALUE, BEGINNING OF PERIOD..............     $10.00
                                                       ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income.........................       0.01+
    Net realized and unrealized gain..............       0.04
                                                       ------
        Total from investment operations..........       0.05
                                                       ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income....................      (0.01)
                                                       ------
        Total distributions.......................      (0.01)
                                                       ------
NET ASSET VALUE, END OF PERIOD....................     $10.04
                                                       ======
TOTAL RETURN......................................       0.47%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's).............     $3,261
    Net expenses to average daily net assets......       1.20%**
    Net investment income to average daily net
     assets.......................................       0.14%**
    Portfolio turnover rate.......................         45%
    Without the waiver/reimbursement of expenses
     by the Manager, the ratio of net expenses and
     net investment loss to average net assets
     would have been:
        Expenses..................................       7.19%**
        Net investment loss.......................      (5.85)%**

(a)  Fund commenced operations on August 14, 2001.
  *  Not annualized.
 **  Annualized.
  +  Calculated using average shares outstanding during the period.

   The accompanying notes are an integral part of these financial statements.

MID CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    PERIOD ENDED
                                                    DECEMBER 31,
                                                      2001(A)
                                                    ------------
NET ASSET VALUE, BEGINNING OF PERIOD..............     $10.00
                                                       ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income.........................       0.04+
    Net realized and unrealized gain..............       0.67
                                                       ------
        Total from investment operations..........       0.71
                                                       ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income....................      (0.04)
                                                       ------
        Total distributions.......................      (0.04)
                                                       ------
NET ASSET VALUE, END OF PERIOD....................     $10.67
                                                       ======
TOTAL RETURN......................................       7.07%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's).............     $2,807
    Net expenses to average daily net assets......       1.15%**
    Net investment income to average daily net
     assets.......................................       1.01%**
    Portfolio turnover rate.......................         33%
    Without the waiver/reimbursement of expenses
     by the Manager, the ratio of net expenses and
     net investment loss to average net assets
     would have been:
        Expenses..................................       7.18%**
        Net investment loss.......................      (5.02)%**

(a)  Fund commenced operations on August 14, 2001.
  *  Not annualized.
 **  Annualized.
  +  Calculated using average shares outstanding during the period.

   The accompanying notes are an integral part of these financial statements.

GROWTH EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   YEAR ENDED
                                                  DECEMBER 31,          PERIOD ENDED
                                            ------------------------    DECEMBER 31,
                                               2001          2000         1999(A)
                                            ----------    ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD....     $ 10.66       $ 12.07         $ 10.00
                                             -------       -------         -------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss.................       (0.00)(b)     (0.01)          (0.00)(b)
    Net realized and unrealized gain
      (loss)............................       (1.53)        (1.00)           2.08
                                             -------       -------         -------
        Total from investment
          operations....................       (1.53)        (1.01)           2.08
                                             -------       -------         -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net realized capital gains.....       (0.00)(c)     (0.40)          (0.01)
                                             -------       -------         -------
        Total distributions.............       (0.00)        (0.40)          (0.01)
                                             -------       -------         -------
NET ASSET VALUE, END OF PERIOD..........     $  9.13       $ 10.66         $ 12.07
                                             =======       =======         =======
TOTAL RETURN............................      (14.26)%       (8.44)%         20.80%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)...     $ 8,649       $ 8,458         $ 6,384
    Net expenses to average daily net
      assets............................        1.15%         1.15%           1.15%**
    Net investment loss to average daily
      net assets........................       (0.03)%       (0.11)%         (0.05)%**
    Portfolio turnover rate.............          10%           35%             13%
    Without the waiver/reimbursement of
      expenses by the Manager, the ratio
      of net expenses and net investment
      loss to average net assets would
      have been:
        Expenses........................        3.19%         3.50%           4.38%**
        Net investment loss.............       (2.07)%       (2.46)%         (3.28)%**

(a)  Fund commenced operations on October 1, 1999.
(b)  Net investment loss was less than $0.01 per share.
(c) Distributions from net realized capital gains were less than $0.01 per share.
  *  Not annualized.
 **  Annualized.

   The accompanying notes are an integral part of these financial statements.

BLUE CHIP FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    PERIOD ENDED
                                                    DECEMBER 31,
                                                      2001(A)
                                                    ------------
NET ASSET VALUE, BEGINNING OF PERIOD..............     $10.00
                                                       ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss...........................      (0.01)+
    Net realized and unrealized loss..............      (0.37)
                                                       ------
        Total from investment operations..........      (0.38)
                                                       ------
NET ASSET VALUE, END OF PERIOD....................     $ 9.62
                                                       ======
TOTAL RETURN......................................      (3.80)%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's).............     $2,617
    Net expenses to average daily net assets......       1.20%**
    Net investment loss to average daily net
     assets.......................................      (0.24)%**
    Portfolio turnover rate.......................         14%
    Without the waiver/reimbursement of expenses
     by the Manager, the ratio of net expenses and
     net investment loss to average net assets
     would have been:
        Expenses..................................       7.69%**
        Net investment loss.......................      (6.73)%**

(a)  Fund commenced operations on August 14, 2001.
  *  Not Annualized.
 **  Annualized.
  +  Calculated using average shares outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

DISCIPLINED EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   YEAR ENDED
                                                  DECEMBER 31,          PERIOD ENDED
                                            ------------------------    DECEMBER 31,
                                               2001          2000         1999(A)
                                            ----------    ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD....     $  9.77       $ 11.13         $ 10.00
                                             -------       -------         -------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income...............        0.02          0.03            0.01
    Net realized and unrealized gain
      (loss)............................       (1.18)        (1.25)           1.16
                                             -------       -------         -------
        Total from investment
          operations....................       (1.16)        (1.22)           1.17
                                             -------       -------         -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income..........       (0.02)        (0.03)          (0.01)
    From net realized capital gains.....          --         (0.11)          (0.03)
                                             -------       -------         -------
        Total distributions.............       (0.02)        (0.14)          (0.04)
                                             -------       -------         -------
NET ASSET VALUE, END OF PERIOD..........     $  8.59       $  9.77         $ 11.13
                                             =======       =======         =======
TOTAL RETURN............................      (11.87)%      (11.05)%         11.73%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)...     $11,620       $12,007         $11,317
    Net expenses to average daily net
      assets............................        1.05%         1.05%           1.05%**
    Net investment income to average
      daily net assets..................        0.24%         0.27%           0.54%**
    Portfolio turnover rate.............          54%           70%             17%
    Without the waiver/reimbursement of
      expenses by the Manager, the ratio
      of net expenses and net investment
      loss to average net assets would
      have been:
        Expenses........................        2.75%         2.62%           2.59%**
        Net investment loss.............       (1.46)%       (1.30)%         (1.00)%**

(a)  Fund commenced operations on October 1, 1999.
  *  Not annualized.
 **  Annualized.

   The accompanying notes are an integral part of these financial statements.

VALUE EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   YEAR ENDED
                                                  DECEMBER 31,          PERIOD ENDED
                                            ------------------------    DECEMBER 31,
                                               2001          2000         1999(A)
                                            ----------    ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD....     $ 11.45       $ 10.74         $ 10.00
                                             -------       -------         -------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income...............        0.06          0.09            0.02
    Net realized and unrealized gain
      (loss)............................       (0.60)         1.56            0.74
                                             -------       -------         -------
        Total from investment
          operations....................       (0.54)         1.65            0.76
                                             -------       -------         -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income..........       (0.06)        (0.08)          (0.02)
    From net realized capital gains.....       (0.25)        (0.86)             --
                                             -------       -------         -------
        Total distributions.............       (0.31)        (0.94)          (0.02)
                                             -------       -------         -------
NET ASSET VALUE, END OF PERIOD..........     $ 10.60       $ 11.45         $ 10.74
                                             =======       =======         =======
TOTAL RETURN............................       (4.88)%       15.35%           7.56%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)...     $10,276       $ 8,516         $ 5,566
    Net expenses to average daily net
      assets............................        1.10%         1.10%           1.10%**
    Net investment income to average
      daily net assets..................        0.54%         0.79%           0.64%**
    Portfolio turnover rate.............          44%           74%             18%
    Without the waiver/reimbursement of
      expenses by the Manager, the ratio
      of net expenses and net investment
      loss to average net assets would
      have been:
        Expenses........................        2.90%         3.69%           4.56%**
        Net investment loss.............       (1.26)%       (1.80)%         (2.82)%**

(a)  Fund commenced operations on October 1, 1999.
  *  Not Annualized.
 **  Annualized.

   The accompanying notes are an integral part of these financial statements.

BASIC VALUE FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    PERIOD ENDED
                                                    DECEMBER 31,
                                                      2001(A)
                                                    ------------
NET ASSET VALUE, BEGINNING OF PERIOD..............     $10.00
                                                       ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income.........................       0.00(b)+
    Net realized and unrealized loss..............      (0.37)
                                                       ------
        Total from investment operations..........      (0.37)
                                                       ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income....................      (0.00)(c)
                                                       ------
        Total distributions.......................      (0.00)
                                                       ------
NET ASSET VALUE, END OF PERIOD....................     $ 9.63
                                                       ======
TOTAL RETURN......................................      (3.69)%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's).............     $2,842
    Net expenses to average daily net assets......       1.20%**
    Net investment income to average daily net
     assets.......................................       0.03%**
    Portfolio turnover rate.......................         11%
    Without the waiver/reimbursement of expenses
     by the Manager, the ratio of net expenses and
     net investment loss to average net assets
     would have been:
        Expenses..................................       7.40%**
        Net investment loss.......................      (6.17)%**

(a)  Fund commenced operations on August 14, 2001.
(b)  Net investment income was less than $0.01 per share.
(c)  Distributions from net investment income were less than $0.01 per share.
  *  Not Annualized.
 **  Annualized.
  +  Calculated using average share outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

BALANCED FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                              YEAR ENDED
                                             DECEMBER 31,          PERIOD ENDED
                                       ------------------------    DECEMBER 31,
                                        2001(A)         2000         1999(B)
                                       ----------    ----------    ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................     $ 10.45        $10.28         $10.00
                                        -------        ------         ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income..........        0.20          0.31+          0.06
    Net realized and unrealized
      gain.........................        0.04          0.60           0.28
                                        -------        ------         ------
        Total from investment
          operations...............        0.24          0.91           0.34
                                        -------        ------         ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income.....       (0.20)        (0.27)         (0.06)
    In excess of net investment
      income.......................       (0.00)(c)     (0.05)            --
    From net realized capital
      gains........................       (0.54)        (0.42)         (0.00)(d)
                                        -------        ------         ------
        Total distributions........       (0.74)        (0.74)         (0.06)
                                        -------        ------         ------
NET ASSET VALUE, END OF PERIOD.....     $  9.95        $10.45         $10.28
                                        =======        ======         ======
    TOTAL RETURN...................        2.24%         8.88%          3.40%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period
      (000's)......................     $10,640        $7,789         $5,248
    Net expenses to average daily
      net assets...................        1.10%         1.10%          1.10%**
    Net investment income to
      average daily net assets.....        2.01%         3.01%          2.31%**
    Portfolio turnover rate........         118%          101%            35%
    Without the
      waiver/reimbursement of
      expenses by the Manager, the
      ratio of net expenses and net
      investment income (loss) to
      average net assets would have
      been:
        Expenses...................        2.95%         3.87%          4.60%**
        Net investment income
          (loss)...................        0.17%         0.24%         (1.19)%**

(a) The fund has adopted the provisions of the AICPA Guide for Investment Companies and began amortizing market premium on fixed-income securities. The effect of this change for the year ended December 31, 2001 was a decrease less than $0.01 in net investment income per share, an increase less than $0.01 in net realized and unrealized gains and losses per share, and a decrease in the ratio of net investment income from 2.02% to 2.01%. The periods prior to January 1, 2001 have not been restated to reflect the change in presentation.
(b)  Fund commenced operations on October 1, 1999.
(c) Distributions in excess of net investment income were less than $0.01 per share.
(d) Distributions from net realized capital gains were less than $0.01 per share.
  *  Not Annualized
 **  Annualized
  +  Calculated using average share outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS

LSA Variable Series Trust (the "Trust") was formed as a Delaware business trust on March 2, 1999 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently consists of twelve portfolios: the Emerging Growth Equity Fund, the Aggressive Growth Fund, the Capital Appreciation Fund, the Focused Equity Fund, the Diversified Mid-Cap Fund, the Mid Cap Value Fund, the Growth Equity Fund, the Blue Chip Fund, the Disciplined Equity Fund, the Value Equity Fund, the Basic Value Fund, and the Balanced Fund (each referred to as a "Fund" and together as the "Funds"). The Aggressive Growth Fund, the Capital Appreciation Fund, the Diversified Mid-Cap Fund, the Mid Cap Value Fund, the Blue Chip Fund, and the Basic Value Fund commenced operations on August 14, 2001. The remainder of the funds commenced operations on October 1, 1999. Shares of the Funds are sold exclusively to insurance company separate accounts as a funding vehicle for variable life and/or variable annuity contracts.

The Emerging Growth Equity Fund seeks to provide capital appreciation by investing primarily in rapidly growing emerging companies. The Aggressive Growth Fund seeks to provide long-term capital growth by investing primarily in common stocks and other equity securities of small and mid-sized growth companies. The Capital Appreciation Fund seeks to provide long-term capital growth by investing primarily in common stocks listed on national exchanges or NASDAQ. The Focused Equity Fund seeks to provide capital appreciation by investing primarily in equity securities. The Diversified Mid-Cap Fund seeks to provide long-term growth of capital by investing primarily in common stocks of companies with medium market capitalizations. The Mid Cap Value Fund seeks to provide long-term capital growth by investing primarily in common stocks and other equity securities of medium-capitalization companies. The Growth Equity Fund seeks long-term growth of capital by investing in a diversified portfolio of equity securities. The Blue Chip Fund seeks to provide long-term capital growth by investing primarily in common stocks of blue chip companies. Current income is a secondary objective of the Blue Chip Fund. The Disciplined Equity Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 (S&P 500) Composite Stock Price Index. The Value Equity Fund seeks to provide long-term growth of capital by investing primarily in common stocks of established U.S. companies. Current income is a secondary objective of the Value Equity Fund. The Basic Value Fund seeks to provide long-term growth of capital by investing primarily in common stocks which the Adviser believes to be undervalued in relation to long-term earnings power. The Balanced Fund seeks to provide a combination of growth of capital and investment income by investing in a mix of debt and equity securities. Growth of capital is the Balanced Fund's primary objective.

1. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (hereafter referred to as "generally accepted accounting principles"), requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

PORTFOLIO VALUATION
Equity securities are valued at the last sales price reported on principal securities exchanges (domestic or foreign). If no sale took place on such day, then such securities are valued at the mean between the bid and asked prices. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term debt securities with less than 61 days to maturity are valued at amortized cost, which approximates market value. Options are valued at the last sales price; if no sales took place on such day, then options are valued at the mean between the bid and asked prices. Unlisted securities and securities for which market quotations are not readily available are valued in good faith at fair value by, or under guidelines established by, the Funds' Board of Trustees.

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
FOREIGN CURRENCY TRANSLATION
The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent actually received or paid. For the year ended December 31, 2001, the Funds did not enter in to any foreign security transactions.

OPTIONS
Each Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds received or offset against the amounts paid on the transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying securities may be sold (call) or purchased
(put) by the counterparty and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. The Funds held no open written option contracts as of December 31, 2001.

Each Fund may also purchase put and call options. A Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid from purchasing options which expire are treated as realized losses. Premiums paid from purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon the inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Dividend income is recorded on the ex-dividend date. Expenses of the Trust that can be directly attributed to an individual Fund are charged to that Fund . Expenses which are not directly attributed to a specific fund are allocated taking into consideration the nature and type of expense and the relative net assets of the Funds.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Each Fund intends to distribute substantially all of its income and capital gains each year. All dividend and capital gain distributions will automatically be reinvested in additional shares of the Funds. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES
Each Fund intends to qualify as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). As such, and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) to federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing and other requirements of the Code. Therefore, no provision for federal income or excise tax is necessary.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses. Distributions in excess of tax basis earnings and profits attributable to permanent differences, if any, are reported in the Funds' financial statements as a return of capital. Differences in the recognition of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

At December 31, 2001 the Funds had capital loss carryforwards that will expire in fiscal 2009 as follows:

                                                      AMOUNT
                                                    ----------
Emerging Growth Fund..............................  $3,342,055
Aggressive Growth Fund............................     304,749
Capital Appreciation Fund.........................      67,819
Focused Equity Fund...............................   1,073,190
Diversified Mid-Cap Fund..........................      72,292
Mid Cap Value Fund................................      24,706
Growth Equity Fund................................     521,759
Blue Chip Fund....................................      33,457
Disciplined Equity Fund...........................   1,169,236
Value Equity Fund.................................     172,969
Basic Value Fund..................................      51,879

The Funds elected to defer to their fiscal year ending December 31, 2002 losses recognized during the period from November 1, 2001 to December 31, 2001 as follows:

                                                     AMOUNT
                                                    --------
Emerging Growth Fund..............................  $ 57,769
Aggressive Growth Fund............................    25,821
Focused Equity Fund...............................   102,201
Diversified Mid-Cap Fund..........................    17,078
Growth Equity Fund................................   109,896
Blue Chip Fund....................................    22,736
Disciplined Equity Fund...........................   185,477
Basic Value Fund..................................    62,247

ADOPTION OF NEW ACCOUNTING PRINCIPLE
In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("the Guide"). The Guide was effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and requires investment companies to amortize premiums and discounts on fixed income securities using the effective yield method.

The Balanced Fund was the only Fund affected by the adoption of the Guide. Effective January 1, 2001, the Balanced Fund adopted the provision of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums and discounts on debt securities using the daily, effective yield method. Prior to January 1, 2001, the Fund amortized premiums and discounts using the straight-line method. The cumulative effect of this accounting change had no impact on the Fund's net assets, but resulted in a $2,495 decrease in cost of securities

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) and a corresponding $2,495 increase in net unrealized appreciation(depreciation), based on securities held by the Fund on December 31, 2000.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $359, increase net realized gain/loss by $3,354 and decrease net unrealized appreciation(depreciation) by $2,995.

The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect these changes in policy.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

LSA Asset Management LLC (the "Manager") serves as investment manager to the Funds pursuant to an Investment Management Agreement with the Trust. LSA Asset Management LLC is a wholly owned subsidiary of Allstate Life Insurance Company, which is wholly owned by Allstate Insurance Company, a wholly owned subsidiary of The Allstate Corporation. The Manager is entitled to receive from each Fund a management fee, payable monthly, at an annual rate as a percentage of average daily net assets of each Fund as set forth in the table below.

                       FUND                         MANAGEMENT FEES
--------------------------------------------------  ---------------
Emerging Growth Equity Fund.......................       1.05%
Aggressive Growth Fund............................       0.95%
Capital Appreciation Fund.........................       0.90%
Focused Equity Fund...............................       0.95%
Diversified Mid-Cap Fund..........................       0.90%
Mid Cap Value Fund................................       0.85%
Growth Equity Fund................................       0.85%
Blue Chip Fund....................................       0.90%
Disciplined Equity Fund...........................       0.75%
Value Equity Fund.................................       0.80%
Basic Value Fund..................................       0.90%
Balanced Fund.....................................       0.80%

The Manager has entered into an advisory agreement for each Fund pursuant to which the Manager has appointed an Adviser to carry out the day-to-day investment and reinvestment of the assets of the relevant Fund. The fees of the Advisers are paid by the Manager. The following table lists the Adviser of each Fund.

             FUND                               ADVISER
------------------------------  ----------------------------------------
Emerging Growth Equity Fund...  RS Investment Management, L.P.
Aggressive Growth Fund........  Van Kampen Asset Management Inc.
Capital Appreciation Fund.....  Janus Capital Corporation
Focused Equity Fund...........  Morgan Stanley Asset Management
Diversified Mid-Cap Fund......  Fidelity Management & Research Company
Mid Cap Value Fund............  Van Kampen Asset Management Inc.
Growth Equity Fund............  Goldman Sachs Asset Management
Blue Chip Fund................  A I M Capital Management, Inc.
Disciplined Equity Fund.......  J.P. Morgan Investment Management Inc.
Value Equity Fund.............  Salomon Brothers Asset Management Inc
Basic Value Fund..............  A I M Capital Management, Inc.
Balanced Fund.................  OpCap Advisors

The Manager has currently agreed to reduce its fees or reimburse the Funds for expenses above certain limits. Currently this limit is set so that no Fund will incur expenses (not including interest, taxes, or brokerage commissions) that annually exceed the amount of its management fee plus .30% of its average daily net assets. The amount of

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED) reimbursement is presented net of accrued management fees as a receivable from Manager in the Statements of Assets and Liabilities. The Manager is contractually obligated to continue this arrangement through at least April 30, 2002.

The Funds pay no salaries or compensation to any officer or Trustee affiliated with the Manager or Investors Bank and Trust Company (the "Administrator"). The compensation of unaffiliated Trustees is borne by the Funds.

At December 31, 2001, separate accounts of Allstate Life Insurance Company and its subsidiaries owned 100% of the outstanding shares of the Funds.

3. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2001, were as follows:

                                             U.S.
                                          GOVERNMENT    OTHER LONG-
                                          SECURITIES  TERM SECURITIES
                                          ----------  ---------------
Purchases
    Emerging Growth Equity Fund.........  $      --     $9,872,515
    Aggressive Growth Fund..............         --      4,779,464
    Capital Appreciation Fund...........         --      3,235,137
    Focused Equity Fund.................         --      8,101,569
    Diversified Mid-Cap Fund............         --      4,452,991
    Mid Cap Value Fund..................         --      3,379,873
    Growth Equity Fund..................         --      2,334,784
    Blue Chip Fund......................         --      2,941,190
    Disciplined Equity Fund.............         --      7,402,035
    Value Equity Fund...................         --      6,037,411
    Basic Value Fund....................         --      3,089,404
    Balanced Fund.......................  2,059,048      9,704,116

                                             U.S.
                                          GOVERNMENT    OTHER LONG-
                                          SECURITIES  TERM SECURITIES
                                          ----------  ---------------
Sales
    Emerging Growth Equity Fund.........  $      --     $9,581,911
    Aggressive Growth Fund..............         --      2,262,427
    Capital Appreciation Fund...........         --        420,404
    Focused Equity Fund.................         --      7,225,563
    Diversified Mid-Cap Fund............         --      1,297,599
    Mid Cap Value Fund..................         --        793,443
    Growth Equity Fund..................         --        840,453
    Blue Chip Fund......................         --        314,531
    Disciplined Equity Fund.............         --      6,204,114
    Value Equity Fund...................         --      4,003,789
    Basic Value Fund....................         --        272,621
    Balanced Fund.......................  2,132,789      7,913,088

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. PURCHASES AND SALES OF SECURITIES (CONTINUED)
The following table denotes cost and gross unrealized appreciation/depreciation for Federal income tax purposes at December 31, 2001:

                                                                              NET
                                  FEDERAL     TAX BASIS     TAX BASIS      UNREALIZED
                                INCOME TAX    UNREALIZED    UNREALIZED    APPRECIATION
                                   COST      APPRECIATION  DEPRECIATION  (DEPRECIATION)
                                -----------  ------------  ------------  --------------
Emerging Growth Equity Fund...  $ 6,814,865   $1,077,878   $  (593,949)    $ 483,929
Aggressive Growth Fund........    2,186,349      219,703       (33,093)      186,610
Capital Appreciation Fund.....    2,746,915      139,155      (105,052)       34,103
Focused Equity Fund...........    7,737,022       21,597      (364,664)     (343,067)
Diversified Mid-Cap Fund......    3,065,454      241,179      (119,200)      121,979
Mid Cap Value Fund............    2,561,725      240,627       (42,535)      198,092
Growth Equity Fund............    9,044,095      667,666    (1,291,849)     (624,183)
Blue Chip Fund................    2,620,236       81,744      (115,716)      (33,972)
Disciplined Equity Fund.......   12,168,993      661,038    (1,280,302)     (619,264)
Value Equity Fund.............    9,439,432      917,264      (820,346)       96,918
Basic Value Fund..............    2,702,657      156,748      (107,730)       49,018
Balanced Fund.................    9,360,888      304,679      (731,642)     (426,963)

4. SHARES OF BENEFICIAL INTEREST

At December 31, 2001 an unlimited number of shares of beneficial interest without par value were authorized. Changes in shares of beneficial interest were as follows:

                                             EMERGING GROWTH            AGGRESSIVE
                                               EQUITY FUND              GROWTH FUND
                                     --------------------------------  -------------
                                       YEAR ENDED       YEAR ENDED     PERIOD ENDED
                                      DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                          2001             2000            2001
                                     ---------------  ---------------  -------------
Shares sold........................        120,997          196,545        270,457
Shares repurchased.................        (90,685)          (2,507)           (14)
Distributions reinvested...........            262          166,026             --
                                       -----------      -----------     ----------
Net increase.......................         30,574          360,064        270,443
Fund shares:
    Beginning of period............        881,495          521,431             --
                                       -----------      -----------     ----------
    End of period..................        912,069          881,495        270,443
                                       ===========      ===========     ==========

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. SHARES OF BENEFICIAL INTEREST  (CONTINUED)

                                          CAPITAL                   FOCUSED
                                     APPRECIATION FUND            EQUITY FUND
                                     -----------------  --------------------------------
                                       PERIOD ENDED       YEAR ENDED       YEAR ENDED
                                       DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
                                           2001              2001             2000
                                     -----------------  ---------------  ---------------
Shares sold........................         309,895           153,386          190,000
Shares repurchased.................            (314)          (27,740)         (15,337)
Distributions reinvested...........              --               526           31,210
                                       ------------       -----------      -----------
Net increase.......................         309,581           126,172          205,873
Fund shares:
    Beginning of period............              --           749,922          544,049
                                       ------------       -----------      -----------
    End of period..................         309,581           876,094          749,922
                                       ============       ===========      ===========

                                           DIVERSIFIED      MID CAP
                                          MID-CAP FUND    VALUE FUND
                                          -------------  -------------
                                          PERIOD ENDED   PERIOD ENDED
                                          DECEMBER 31,   DECEMBER 31,
                                              2001           2001
                                          -------------  -------------
Shares sold.............................      325,045        262,381
Shares repurchased......................         (505)          (159)
Distributions reinvested................          212            909
                                           ----------     ----------
Net increase............................      324,752        263,131
Fund shares:
    Beginning of period.................           --             --
                                           ----------     ----------
    End of period.......................      324,752        263,131
                                           ==========     ==========

                                                                           BLUE
                                            GROWTH EQUITY FUND           CHIP FUND
                                     --------------------------------  -------------
                                       YEAR ENDED       YEAR ENDED     PERIOD ENDED
                                      DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                          2001             2000            2001
                                     ---------------  ---------------  -------------
Shares sold........................        194,089          254,872        274,764
Shares repurchased.................        (40,723)         (17,931)        (2,889)
Distributions reinvested...........             32           27,670             --
                                       -----------      -----------     ----------
Net increase.......................        153,398          264,611        271,875
Fund shares:
    Beginning of period............        793,634          529,023             --
                                       -----------      -----------     ----------
    End of period..................        947,032          793,634        271,875
                                       ===========      ===========     ==========

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. SHARES OF BENEFICIAL INTEREST  (CONTINUED)

                                    DISCIPLINED EQUITY FUND              VALUE EQUITY FUND
                                --------------------------------  --------------------------------
                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                     2001             2000             2001             2000
                                ---------------  ---------------  ---------------  ---------------
Shares sold...................        159,731          221,580          262,578          182,969
Shares repurchased............        (39,321)         (25,810)         (62,906)         (13,681)
Distributions reinvested......          3,194           16,124           26,641           55,769
                                 ------------     ------------      -----------      -----------
Net increase..................        123,604          211,894          226,313          225,057
Fund shares:
    Beginning of year.........      1,228,794        1,016,900          743,484          518,427
                                 ------------     ------------      -----------      -----------
    End of year...............      1,352,398        1,228,794          969,797          743,484
                                 ============     ============      ===========      ===========

                                     BASIC VALUE FUND           BALANCED FUND
                                     ----------------  --------------------------------
                                       PERIOD ENDED      YEAR ENDED       YEAR ENDED
                                       DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                           2001             2001             2000
                                     ----------------  ---------------  ---------------
Shares sold........................         295,563          278,080          211,492
Shares repurchased.................            (541)         (27,275)         (25,859)
Distributions reinvested...........              37           72,982           49,483
                                       ------------     ------------      -----------
Net increase.......................         295,059          323,787          235,116
Fund shares:
    Beginning of period............              --          745,616          510,500
                                       ------------     ------------      -----------
    End of period..................         295,059        1,069,403          745,616
                                       ============     ============      ===========

5. WRITTEN OPTIONS

Transactions in written call options for the Value Equity Fund during the year ended December 31, 2001 are as follows:

         WRITTEN OPTION TRANSACTIONS

                                          NUMBER OF
                                          CONTRACTS  PREMIUMS
                                          ---------  --------
Outstanding, beginning of period........     1,300   $  1,369
Options written.........................     9,200     18,344
Options exercised.......................        --         --
Options expired.........................        --         --
Options closed..........................   (10,500)   (19,713)
Options sold............................        --         --
                                          --------   --------
Outstanding, end of period..............        --         --
                                          ========   ========

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. FEDERAL TAX INFORMATION (UNAUDITED)

For corporate shareholders, a portion of the ordinary dividends paid during the Funds' year ended December 31, 2001 qualified for the dividends received deduction, as follows:

Diversified Mid-Cap Fund..........................  100.00%
Mid Cap Value Fund................................  100.00%
Growth Equity Fund................................   25.58%
Disciplined Equity Fund...........................  100.00%
Value Equity Fund.................................   52.62%
Basic Value Fund..................................  100.00%
Balanced Fund.....................................   17.08%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended December 31, 2001 as follows:

                                                     AMOUNT
                                                    --------
Growth Equity Fund................................  $    201
Value Equity Fund.................................   165,661
Balanced Fund.....................................   399,244

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of LSA Variable Series Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of LSA Variable Series Trust, including Emerging Growth Equity Fund, Aggressive Growth Fund, Capital Appreciation Fund, Focused Equity Fund, Diversified Mid-Cap Fund, Mid Cap Value Fund, Growth Equity Fund, Blue Chip Fund, Disciplined Equity Fund, Value Equity Fund, Basic Value Fund and Balanced Fund (collectively the "Funds"), as of December 31, 2001, and the related statements of operations, changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the Funds' custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds at December 31, 2001, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Chicago, Illinois
February 8, 2002

LSA VARIABLE SERIES TRUST
MANAGEMENT OF THE TRUST (UNAUDITED)

Listed in the charts below is information regarding the Trustees and officers of the Trust. The Trust's Statement of Additional Information includes more information about the Trustees. To request a free copy, call 1-800-865-5237.

DISINTERESTED TRUSTEES:(1)

Each of the Trustees has served as Trustee of the Trust continuously since September 1999. Each Trustee oversees the 12 Funds which comprise the Trust. The business address for each Trustee is 3100 Sanders Road, Northbrook, Illinois, 60062, c/o LSA Variable Series Trust.

                              PRINCIPAL OCCUPATION(S)  OTHER DIRECTORSHIPS(2)
NAME AND AGE                  DURING PAST FIVE YEARS            HELD
----------------------------  -----------------------  ----------------------
Robert S. Engelman, Jr. (60)  - 2001-Present:           MB Financial, Inc.
                                President, EIC, Inc.
                                (private investment
                                company)
                              - 2001-Present:
                                President, MRE, Inc.
                                (private investment
                                company)
                              - 1998-2001: Chairman
                              of the Board, MB
                              Financial, Inc. (bank
                              holding company)
                              - 1997-1998: President
                              and Chief Executive
                              Officer, Avondale
                              Financial
                                Corp./Avondale Bank

Karen J. May (43)             - 2000-Present:                  None
                              Corporate Vice
                              President, Human
                              Resources, Baxter
                                International, Inc.
                                (healthcare)
                              - 1998-2000: Vice
                              President, Global
                              Planning and Staffing,
                              Baxter
                                International, Inc.
                              - 1997-1998: Vice
                              President,
                              International Finance,
                              Baxter
                                International, Inc.

Arthur S. Nicholas (71)       - 1997-Present:                  None
                              Owner-President, The
                              Antech Group
                              (management consulting)

INTERESTED TRUSTEES:(1)

Each of the Trustees has served as Trustee of the Trust continuously since September 1999. Mr. Wilson has served as Chairman of the Board of Trustees since September 1999. Each Trustee oversees the 12 Funds which comprise the Trust. The business address for each Trustee is Allstate Financial, 3100 Sanders Road, Northbrook, Illinois, 60062.

                              PRINCIPAL OCCUPATION(S)  OTHER DIRECTORSHIPS
NAME AND AGE                  DURING PAST FIVE YEARS         HELD(2)
----------------------------  -----------------------  --------------------
Michael J. Velotta(3) (55)    - 1997-Present: Senior           None
                              Vice President, General
                              Counsel and Secretary,
                                Allstate Life
                                Insurance Company

Thomas J. Wilson(4) (44)      - 2000-Present:                  None
                              Chairman of the Board
                              and President, Allstate
                              Life Insurance Company
                              - 1999-2000: President,
                                Allstate Life
                                Insurance Company;
                              - 1997-1998: Senior
                              Vice President and
                              Chief Financial
                              Officer, Allstate
                                Insurance Company

LSA VARIABLE SERIES TRUST
MANAGEMENT OF THE TRUST (UNAUDITED) (CONTINUED)

OFFICERS:(5)

The business address for each officer of the Trust, except for Ms. Surprise, is Allstate Financial, 3100 Sanders Road, Northbrook, Illinois, 60062. The business address for Ms. Surprise is Investors Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts, 02116.

NAME, AGE AND                 LENGTH OF TIME SERVED  PRINCIPAL OCCUPATION(S)
TRUST POSITION(S) HELD          AS TRUST OFFICER     DURING PAST FIVE YEARS
----------------------------  ---------------------  -----------------------
Jeanette J. Donahue (51)      Since September 1999   - 1997-Present:
Vice President and Chief                               Director, Allstate
Operations Officer                                     Life Insurance
                                                       Company

Todd P. Halstead (45)         Since February 2000    - 1997-Present:
Treasurer                                              Director, Allstate
                                                       Life Insurance
                                                       Company

John R. Hunter (47)           Since September 1999   - 1997-Present: Vice
President                                              President, Allstate
                                                       Life Insurance
                                                       Company

Cynthia J. Surprise (55)      Since February 2000    - 1999-Present:
Secretary                                              Director and Counsel,
                                                       Investors Bank &
                                                       Trust Company
                                                     - 1997-1999: Vice
                                                       President, State
                                                       Street Bank & Trust
                                                       Company

Bruce A. Teichner (42)        Since February 2001    - 1998-Present:
Assistant Secretary                                    Associate Counsel,
                                                       Allstate Life
                                                       Insurance Company
                                                     - 1997-1998: Assistant
                                                       Counsel, Allstate
                                                       Insurance Company

(1) Each Trustee serves during the lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent, or is removed or, if sooner, until the next meeting of the Trust's shareholders and until the election and qualification of his or her successor.
(2) Directorships include public companies and any company registered as an investment company.
(3) Mr. Velotta is considered an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because he serves as Senior Vice President, General Counsel and Secretary to Allstate Life Insurance Company, the parent company of LSA Asset Management LLC, which is the Trust's investment advisor.
(4) Mr. Wilson is considered an "interested person" of the Trust, as defined in the 1940 Act, because he serves as Chairman of the Board and President of Allstate Life Insurance Company, the parent company of LSA Asset Management LLC, which is the Trust's investment advisor.
(5) Pursuant to the Trust's By-laws, officers of the Trust are appointed by the Board of Trustees, and serve at the pleasure of the Board. Officers may resign from the Trust at any time.

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